                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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Check the appropriate box:

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[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
     14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     John Hancock Variable Series Trust I
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[_]  Check box if any part of the fee is offset as provided by Exchange
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

[LOGO OF JOHN HANCOCK]

                                                               September 8, 2000

Dear Shareholder,

WE NEED YOUR VOTE!

The enclosed proxy statement contains information on some important and exciting changes that are being proposed for one or more of the Funds in the Variable Series Trust in which you are an investor. As you know, the Variable Series Trust provides the investment options under your variable life policy or variable annuity contract.

Also enclosed is a Questions & Answers booklet that explains the changes and the simple steps you need to take to ensure that your vote is counted.

To get started, turn to the Questions & Answers booklet. Please do it now - it should only take a few minutes to read it.

Whether you are a large or small investor, your vote is important, and we urge you to participate in this process. After thorough study, the Board of the Variable Series Trust determined that the recommended changes are in the best interest of all shareholders and voted unanimously to recommend these changes for your Fund(s). Your approval is needed to implement these changes.

Thank you!

/S/ Michele G. Van Leer

Michele G. Van Leer
Chairman, John Hancock Variable Series Trust I



P.S. Please remember to complete, sign and mail your proxy cards in the enclosed envelope today.

WE NEED YOUR VOTE

Introduction

The Board of Trustees of John Hancock's Variable Series Trust is UNANIMOUSLY recommending that shareholders approve a number of important changes for your Fund(s). These proposals will be voted on at the October 20, 2000 shareholders meeting, and the Board is now seeking your approval of these changes by proxy vote. If approved, these changes would become effective on November 1, 2000.

     To assist you, the following questions and answers provide a brief overview of the proposed changes and the simple steps you need to take to participate in the vote. This overview should be read in conjunction with the complete proxy statement, which explains all of these matters in more detail.

Questions & Answers

Q. Do I have to read the entire proxy statement?

A. Not necessarily. You only need to read the information on proposals that deal with the Fund(s) in which you were invested on August 31. To determine which proposals apply to you, check the enclosed voting cards. There is one card for each Fund you were invested in.

     The table below outlines which proposals apply to which Fund(s). For example, if you were only invested in the Managed Fund, you only need to focus on Proposals 1A - 1D. If you were only invested in the Global Bond Fund, you only need to focus on Proposals 4A - 4B.


        FUND                       PROPOSALS                      PAGE
--------------------------------------------------------------------------------
       Managed                      1A - 1D                        3-4
--------------------------------------------------------------------------------
   Growth & Income                  2A - 2F                        5-7
--------------------------------------------------------------------------------
     Active Bond                    3A - 3B                         8
--------------------------------------------------------------------------------
Small Cap Value, Global
Balanced & Global Bond              4A - 4B                        9-10
--------------------------------------------------------------------------------



                                                                 [GRAPHIC]

                                                           VARIABLE SERIES TRUST

Q & A continued on page 2                                       John Hancock

       [GRAPHIC]



Questions & Answers continued

Q.   What are the changes being proposed?

A. There are several proposals for these funds. Generally, these proposals focus on changes to investment management agreements, investment strategies, sub-investment managers, management fees and certain investment restrictions. The following Q & A and Proxy Statement explain the proposals in more detail.


Q.   How do I vote?

A.   There are four simple steps.

     STEP1: First, REFER TO THE TABLE on the previous page to determine which proposal(s) apply to your fund(s). Each proposal is color coded to help you identify the relevant information in this package.

     STEP 2: Then, READ THE Q & A sections for your specific fund(s). For example, for the Managed Fund, read the Q & A's that follow the brown bar.

     STEP 3: Next, REVIEW the sections of the PROXY statement that apply to your fund(s).

     STEP 4: Finally, COMPLETE the enclosed VOTING CARD for each of your funds and return it in the enclosed postage paid envelope. If you have more than one card, you need to COMPLETE, SIGN and MAIL ALL of them.


Q.   Does my vote make a difference?

A. Whether you are a large or small investor, your vote is important, and we urge you to participate in this process to ensure that John Hancock represents your wishes when it casts votes at the shareholder meeting. The Board voted unanimously to recommend these changes for your Fund(s), and your approval is needed to implement the changes.

Managed Fund                   [LOGO OF INDEPENDENT INVESTMENT ASSOCIATES, INC.]
                               [LOGO OF CAPITAL GUARDIAN TRUST COMPANY]

PROPOSALS 1A - 1C

New Investment Management Agreements


Q. What changes to the investment management agreements are being proposed for the Managed Fund?

A. The Board unanimously approved, and is recommending that shareholders approve, the following:
     (1) two new Sub-Investment Management Agreements that reflect a"multi-manager" investment approach and provide for the addition of a second sub-advisor for the Fund; and
     (2) a related amendment to the Investment Management Agreement that would increase fees the Fund pays to John Hancock for managing the Fund.


Q.   What is a multi-manager approach? Why is it recommended for the Managed
     Fund?

A. The multi-manager approach combines different investment managers and strategies with the objective of producing more consistent investment performance over market cycles. Performance consistency is considered important for the Managed Fund since its balanced strategy makes it a core investment option for investors. The Board is recommending the combination of two sub-advisors - Independence Investment Associates (IIA), the current sub-advisor, with Capital Guardian, a new sub-advisor - to reduce the Fund's exposure to the risk of any one manager or strategy being out of favor in certain market environments.


Q.   Why Capital Guardian?

A.   Capital Guardian provides:

 .    a STRONG ORGANIZATION with the experience, significant resources and a well-defined investment process for the management of domestic balanced portfolios;

 .    an EXCELLENT LONG-TERM PERFORMANCE record and competitive sub-investment advisory fees in managing domestic balanced portfolios; and,

 .    a PREMIER REPUTATION in the variable products marketplace and the potential for increased growth in Fund assets with it as the new sub-advisor.


Q.   Why the combination of IIA and Capital?

A. IIA and Capital Guardian have distinct and complementary approaches in managing domestic balanced portfolios. The goal in combining the two approaches is to produce more consistent investment returns over market cycles.


Q.   Why is a change in the investment management fee recommended?

A. The proposed fee increase reflects the difference between Capital Guardian's fee schedule and that of the current sub-advisor; the additional resources for fund administration, investment oversight and technology that the multi-manager approach requires; and an adjustment to the investment management fee paid to John Hancock - which has remained the SAME SINCE THE MID 1980S - to compensate for the significant increase since then in the complexity and cost of managing and servicing the Fund.


Q.   How will the investment management fee be modified?

A. The Board is recommending an increase in the annual percentage rates that are applied to different levels of Fund assets to determine the amount the Fund pays to John Hancock for investment management. Total fund expenses include these investment management fees plus other non-advisory expenses (0.03% of assets in 1999).

          This means that if a shareholder had on average $10,000 in the Managed Fund during 1999 and the proposed fee structure had been in place for all of 1999, then the shareholder would have incurred about $35 in additional fund expenses.

Managed Fund

PROPOSALS 1A - 1C continued
--------------------------------------------------------------------------------

New Investment Management Agreements


Q. How will the Fund compare with similar funds in terms of total fund expenses?

A. The current expense ratio (total fund expenses divided by fund assets) for the Fund is far below the average expense ratio for comparable funds within the variable insurance products marketplace having a similar investment focus. Even after the proposed change, the Fund's expense ratio will STILL BE BELOW THE AVERAGE expense ratio for comparable funds.


Q.   How did the Board reach its conclusion to recommend this proposal?

A. The Board, including the Independent Trustees in consultation with independent counsel to the Trust, requested and evaluated a variety of information provided by John Hancock. The Board carefully considered a number of factors that are highlighted in this Q & A and detailed in the proxy statement. These factors include the Fund's competitive performance and the increased complexity and commitment of resources required by John Hancock in managing and servicing the Fund. After thorough study, the Board concluded that the new management fee arrangements were FAIR AND REASONABLE and would provide John Hancock with the necessary financial incentives to promote the Fund within its variable insurance products.


Q.   How will I benefit from all of this?

A. As a shareholder, you will benefit from the multi-manager approach and gain access to the investment talent and expertise of Capital Guardian, an investment manager with significant investment resources and a strong performance record. In addition, the increased fees will enable John Hancock to continue to dedicate additional personnel and resources to the Fund, oversee the more complex multi-manager investment approach and promote the Fund within its variable insurance products.


Q. What is the Board's recommendation regarding the modifications in Proposals 1A - 1C?

A.   The Board UNANIMOUSLY recommends that you vote "FOR" Proposals 1A -1C.




PROPOSAL 1D
--------------------------------------------------------------------------------

Non-diversified Status


Q.   Why is "non-diversified" status being recommended for the Managed Fund?

A. As a diversified fund, the Managed Fund is restricted to investing a maximum of 5% in a single issuer with respect to 75% of the Fund's total assets. In a multi-manager structure, using two separate and distinct investment strategies could potentially cause the overall Fund to exceed those limits. In addition, the markets have evolved such that many individual issuers represent close to or more than 5% of the overall market or appropriate market benchmark. Therefore, "non-diversified" status will provide the necessary flexibility for each sub-advisor to implement its investment strategy within a multi-manager framework.


Q.   Will this increase the risk of investing in this Fund?

A. When it is exercised, non-diversified status presents the risk of higher issuer concentration. However, the Fund will maintain overall risk control and diversification through, among other things, diversity of managers, number of securities, sector exposures and exposure to top 10 holdings.


Q.   What is the Board's recommendation regarding the modifications in Proposal
     1D?

A.   The Board UNANIMOUSLY recommends that you vote "FOR" Proposal 1D.

Growth & Income Fund           [LOGO OF INDEPENDENT INVESTMENT ASSOCIATES, INC.]
                                                    [LOGO OF PUTNAM INVESTMENTS]


PROPOSALS 2A-2C
--------------------------------------------------------------------------------

New Investment Management Agreements


Q. What modifications to the investment management agreements are being proposed for the Growth & Income Fund?

A. The Board unanimously approved, and is recommending that shareholders approve, the following: (1) two new Sub-Investment Management Agreements that reflect a "multi-style and multi-manager" investment approach and provide for the addition of a second sub-advisor for the Fund; and (2) a related amendment to the Investment Management Agreement that would increase fees the Fund pays to John Hancock for managing the Fund.


Q. What is a multi-style and multi-manager approach? Why is it recommended for the Growth & Income Fund?

A. The multi-style and multi-manager approach combines different investment styles, strategies and managers with the objective of producing more consistent investment performance over market cycles. Performance consistency is considered important for the Growth & Income Fund since its large cap equity strategy makes this a core investment option for investors. The Board is recommending the combination of two sub-advisors - IIA, the current sub-advisor, with Putnam Investments, a new sub-advisor - to reduce the Fund's exposure to the risk of any one manager or strategy being out of favor in certain market environments.


Q.   Why Putnam?

A.   Putnam provides:

     . a STRONG ORGANIZATION with the experience, significant resources and a well-defined investment process for the management of growth equity portfolios;

     . an EXCELLENT LONG-TERM PERFORMANCE record and competitive sub-investment advisory fees in managing growth stock portfolios; and,

     . a STELLAR REPUTATION in the variable product marketplace and the potential for increased growth in Fund assets with it as the new sub-advisor.


Q.   Why the combination of IIA and Putnam?

A. IIA and Putnam have distinct and complementary investment approaches in managing U.S. equity portfolios. The goal of combining these two managers is to produce more consistent investment returns over market cycles.


Q.   Why is a change in the investment management fee recommended?

A. The proposed fee increase is designed to account for the difference between Putnam's fee schedule and that of the current sub-advisor; the additional resources for fund administration, investment oversight and technology that the multi-manager approach requires; and an adjustment to the investment management fee paid to John Hancock - which has remained the SAME SINCE 1972 - to compensate for the significant increase since then in the complexity and cost of managing and servicing the Fund.


Q.   How will the investment management fee be modified?

A. The Board is recommending an increase in the annual percentage rates that are applied to different levels of Fund assets to determine the amount the Fund pays to John Hancock for investment management. Total fund expenses include these investment management fees plus other non-advisory fund expenses (0.03% of assets in 1999).
          This means that if a shareholder had on average $10,000 in the Growth & Income Fund during 1999 and the proposed fee structure had been in place for all of 1999, then the shareholder would have incurred about $42 in additional fund expenses.

Growth & Income Fund


PROPOSALS 2A-2C continued
--------------------------------------------------------------------------------

New Investment Management Agreements


Q. How will the Fund compare with similar funds in terms of total fund expenses?

A. The current expense ratio (total expenses divided by fund assets) for the Fund is far below the average expense ratio for comparable funds within the variable insurance products marketplace having similar investment focus. Even after the proposed modification, the Fund's expense ratio will STILL BE BELOW THE AVERAGE expense ratio for comparable funds.


Q.   How did the Board reach its conclusion to recommend this proposal?

A. The Board, including the Independent Trustees in consultation with independent counsel to the Trust, requested and evaluated a variety of information provided by John Hancock. The Board carefully considered a number of factors that are highlighted in this Q & A and detailed in the proxy statement. These factors include the Fund's competitive performance and the increased complexity and commitment of resources required by John Hancock in managing and servicing the Fund. After thorough study, the Board concluded that the new management fee arrangements were FAIR AND REASONABLE and would provide John Hancock with the necessary financial incentives to promote the Fund within its variable insurance products.


Q.   How will I benefit from all of this?

A. As a shareholder, you will benefit from the multi-manager approach and gain access to the investment expertise of Putnam Investments, an investment manager with significant investment resources and a strong record of performance. In addition, the increased fees will enable John Hancock to continue to dedicate additional personnel and resources to the Fund, oversee a more complex multi-manager investment approach and promote the Fund within its variable insurance products.


Q. What is the Board's recommendation regarding the modifications in Proposals 2A - 2C?

A.   The Board UNANIMOUSLY recommends that you vote "FOR" Proposals 2A - 2C.



PROPOSAL 2D
--------------------------------------------------------------------------------

Non-Diversified Status


Q.   Why is "non-diversified" status being recommended for the Growth & Income
     Fund?

A. As a diversified fund, the Growth & Income Fund is restricted to investing a maximum of 5% in a single issuer with respect to 75% of the Fund's total assets. In a multi-manager structure, using two separate and distinct investment strategies could potentially cause the overall Fund to exceed those limits. In addition, the markets have evolved such that many individual issuers represent close to or more than 5% of the overall market or appropriate equity market benchmark. Therefore, "non-diversified" status will provide the necessary flexibility for each sub-advisor to implement its investment strategy within a multi-manager framework.


Q.   Will this increase the risk of investing in this Fund?

A. When it is exercised, non-diversified status presents the potential risk of higher issuer concentration. However, the Fund will maintain overall risk control and diversification through, among other things, diversity of managers, number of securities, sector exposures and exposure to top 10 holdings.


Q.   What is the Board's recommendation regarding the modifications in Proposal
     2D?

A.   The Board UNANIMOUSLY recommends that you vote "FOR" Proposal 2D.

PROPOSAL 2E
--------------------------------------------------------------------------------

Use of Restricted Securities


Q. Why is the Board recommending that the Growth & Income Fund be permitted to use "restricted" securities?

A. The Board is recommending that the use of "restricted" securities, including Rule 144A securities, be permitted to bring the Growth & Income Fund in line with similar practices of other funds in the Trust and in the industry. "Restricted" securities are securities which are subject to legal or contractual delays in or restrictions on resale. Rule 144A of the Securities Act of 1933 describes certain securities that are eligible for resale to qualified institutional buyers. The growing market in "restricted" securities has expanded the Fund's investment opportunities beyond those available to the Fund when its investment restrictions were first put in place.


Q.   Will this action increase the risk of investing in this Fund?

A. Because we expect the Fund to use this flexibility to invest primarily in liquid 144A securities, the proposed change is not expected to significantly change the risk profile of the Fund.


Q.   What is the Board's recommendation regarding the modifications in Proposal
     2E?

A.   The Board UNANIMOUSLY recommends that you vote "FOR" Proposal 2E.


PROPOSAL 2F
--------------------------------------------------------------------------------

Use of Financial Futures


Q. Why is the Board recommending that the Growth & Income Fund be permitted to use financial futures?

A. The Board is recommending that the use of financial futures be permitted to bring the Growth & Income Fund in line with the practices of other funds in the Trust and in the industry, where the use of financial futures has become standard market practice. Currently, most of the other funds in the Trust are permitted to invest in financial futures. These funds commonly use financial futures as an efficient way of "equitizing" cash exposure, a technique by which managers purchase equity index futures (e.g., S&P 500 Index futures) to effectively manage cash flows into and out of a fund and maintain exposure to the equity market consistent with the Fund's investment goals and strategies.


Q.   Will this increase the risk of investing in this Fund?

A. We expect the Growth & Income Fund to use financial futures to a limited extent and primarily to equitize cash exposure. Therefore, their use is not expected to significantly change the Fund's risk profile.


Q.   What is the Board's recommendation regarding the modifications in Proposal
     2F?

A.   The Board of Trustees UNANIMOUSLY recommends that you vote "FOR" Proposal
     2F.

Active Bond Fund                                 [LOGO OF JOHN HANCOCK ADVISORS]


PROPOSALS 3A - 3B
--------------------------------------------------------------------------------

New Investment Management Agreement


Q. What modifications to the investment management agreements are being proposed for the Active Bond Fund?

A. The Board unanimously approved, and is recommending that shareholders approve, amendments to the Sub-Investment Management Agreement and the Investment Management Agreement that would increase fees that John Hancock pays to the sub-investment manager and increase fees that the Trust pays to John Hancock for management of the Active Bond Fund.


Q.   Why is this change being proposed?

A. John Hancock's current fee schedule has remained the SAME SINCE THE EARLY 1970S (1972). Also, the Fund has delivered EXCELLENT LONG-TERM PERFORMANCE with below average risk under the current sub-advisor (John Hancock Advisers). The proposed fee reflects a new sub-advisory fee schedule and an adjustment to the investment management fee paid to John Hancock to compensate for the significant increase in the complexity and cost of managing and servicing the Fund since the fees were first established.


Q.   How will the investment management fee be modified?

A. The Board is recommending an increase in the annual percentage rates that are applied to different levels of Fund assets to determine the amount the Fund pays to John Hancock for investment management. Total fund expenses include these investment management fees plus other non-advisory fund expenses (0.03% of assets in 1999).

          This means that if a shareholder had on average $10,000 in the Active Bond Fund during 1999 and the modification being proposed had been in place for all of 1999, then the shareholder would have incurred about $36 in additional fund expenses.


Q. How will the Fund compare with similar funds in terms of total fund expenses?

A. The current expense ratio (total fund expenses divided by fund assets) is far below the average expense ratio for comparable funds within the variable insurance products marketplace having similar investment focus. Even after the proposed modification, the expense ratio for the Fund WILL STILL BE BELOW THE AVERAGE expense ratio for comparable funds.


Q.   How did the Board reach its conclusion to recommend this proposal?

A. The Board, including the Independent Trustees in consultation with independent counsel to the Trust, requested and evaluated a variety of information provided by John Hancock. The Board carefully considered a number of factors that are highlighted in this Q & A and detailed in the proxy statement. These factors include the Fund's excellent performance and the increased complexity and commitment of resources required by John Hancock in managing and servicing the Fund. After thorough study, the Board concluded that the new management fee arrangements were fair and reasonable and would provide John Hancock with the necessary financial incentives to promote the Fund within its variable insurance products.


Q.   How will I benefit from this?

A. As a shareholder, you will benefit from the expertise of the current sub-advisor and its strong performance track record. In addition, the increased fees will enable John Hancock to continue to dedicate additional personnel and resources to the Fund and promote the Fund within its variable insurance products, thereby increasing the Fund's opportunities for asset growth.


Q. What is the Board's recommendation regarding the modifications in Proposals 3A - 3B?

A. The Board of Trustees UNANANIMOUSLY recommends that you vote "FOR" Proposals 3A - 3B.

Small Cap Value, Global Balanced        [LOGO OF CAPITAL GUARDIAN TRUST COMPANY]
& Global Bond Funds


PROPOSALS 4A - 4B
--------------------------------------------------------------------------------

New Investment Management Agreements


Q. What modifications to the investment management agreements are being proposed for the Small Cap Value, Global Balanced and Global Bond Funds?

A. The Board unanimously approved, and is recommending that shareholders approve, the following:
     (1) a new Sub-Investment Management Agreement with Capital Guardian for the Small Cap Value, Global Balanced and Global Bond Funds reflecting a new sub-advisor to replace the three existing sub-advisors; and,
     (2) a related amendment to the Investment Management Agreement that would increase fees the Trust pays to John Hancock for managing these Funds.


Q. Why is a new sub-advisor recommended for the Small Value Cap, Global Balanced and Global Bond Funds?

A. John Hancock's goal is to improve the investment performance of these Funds and to form a strategic partnership with a leading investment manager in the variable insurance marketplace.


Q.   Why Capital Guardian?

A.   Capital Guardian provides:

     . a STRONG ORGANIZATION with the experience, significant resources and a well-defined investment process for the management of small cap equity, global balanced and global bond strategies;

     . an EXCELLENT LONG-TERM PERFORMANCE record and competitive sub-investment advisory fees in managing small cap equity, global balanced and global bond portfolios; and,

     . a PREMIER REPUTATION in the variable insurance marketplace and the potential for increased growth in Fund assets with it as the new sub-advisor.


Q.   Why are the changes to the investment management fees recommended?

A. The proposed fee increases reflect the higher fees of the new sub-advisor and the increasing complexity and costs attributable to John Hancock's investment management activities on behalf of these Funds. The fee modification, as proposed, is designed to compensate John Hancock for these increased costs.


Q.   How will the investment management fees be modified?

A. The Board is recommending an increase in the annual percentage rates that are applied to different levels of Fund assets to determine the amount the Fund pays to John Hancock for investment management. Total fund expenses include these investment management fees plus other non-advisory fund expenses (capped at 0.10% of assets).

          This means that if a shareholder had on average $10,000 in one of these Funds during 1999 and the modification being proposed had been in place for all of 1999, then the shareholder would have incurred about $10 to $20 in additional fund expenses (depending on which Fund the shareholder was invested in).


Q. How will these Funds compare with similar funds in terms of total fund expenses?

A. The current expense ratios (total fund expenses divided by fund assets) for the Small Cap Value, Global Bond and Global Balanced Funds are below the average expense ratios for comparable funds within the variable insurance products marketplace having a similar investment focus and asset size. After the proposed modifications, the expense ratio of the Small Cap Value Fund will be only slightly above the comparable fund average while the expense ratios for

Small Cap Value, Global Balanced
& Global Bond Funds


PROPOSALS 4A - 4B continued
--------------------------------------------------------------------------------

New Investment Management Agreements


the Global Balanced and Global Bond Funds will still be below the average expense ratios of comparable funds.


Q.   How did the Board reach its conclusion to recommend this proposal?

A. The Board, including the Independent Trustees in consultation with independent counsel to the Trust, requested and evaluated a variety of information provided by John Hancock. The Board carefully considered a number of factors that are highlighted in this Q & A and detailed in the proxy statement. These factors include the increased complexity and commitment of resources required by John Hancock in managing and servicing these Funds. After thorough study, the Board concluded that the new management fee arrangements were FAIR AND REASONABLE and would provide John Hancock with the necessary financial incentives to promote the Funds within its variable insurance products.


Q.   How will I benefit from all this?

A. As a shareholder, you will gain access to the investment talent and expertise of Capital Guardian, an investment manager with significant investment resources and a strong performance record. In addition, the increased fees will enable John Hancock to continue to dedicate additional personnel and resources to the Funds and promote the Funds within its variable insurance products, thereby increasing opportunities for asset growth.


Q. What is the Board's recommendation regarding the modifications in Proposals 4A - 4B?

A.   The Board UNANIMOUSLY recommends that you vote "FOR" Proposals 4A - 4B.

We Need Your Vote!



Because each Fund must vote separately, you are being sent a proxy card for each Fund in which you were invested on August 31. If you own more than one variable contract, you will receive separate proxy materials for each contract.

     Please vote on all of the proposals shown on each proxy card you receive. A "FOR" vote means that you approve a proposal. An "AGAINST" vote means that you disapprove. You may also choose to abstain, but a vote to abstain has the same practical effect as a vote against the proposal.

YOUR VOTE IS IMPORTANT.

To cast your vote(s):

 .    Complete your proxy card(s) by using blue or black ink to mark an X in one of the three boxes next to each proposal.

 .    Sign and date your proxy card(s). If you are signing for a corporation, trust or estate, please indicate your title or position.

 .    Mail your proxy card(s) in the enclosed envelope today.

The Board of Trustees of the John Hancock Variable Series Trust I unanimously recommends that shareholders approve the proposed changes for your Fund(s).


                                                          [SAMPLE OF PROXY CARD]

                                                        VARIABLE SERIES TRUST


                                                             John Hancock

                                                              John Hancock Place
                                                              Boston, MA 02117

                           IMPORTANT SPECIAL NOTICE!
                     -------------------------------------
                     -------------------------------------

  Proposal 2C and Proposal 3B in the enclosed proxy materials would raise the investment advisory fees for the Growth & Income Fund and the Active Bond Fund, respectively, if approved by the shareholders. However, our records indicate that you, or someone in your household, purchased a John Hancock variable life insurance policy that includes a special overall expense limitation. THAT SPECIAL LIMITATION PROTECTS THE POLICY FROM THE EFFECTS OF SUCH INVESTMENT ADVISORY FEE INCREASES. Such policies were issued sometime prior to 1987 and are hereafter referred to as "restricted policies". If Proposals 2C and 3B are approved by shareholders, we will make special adjustments so that your restricted policy (and its policy values) will be the same as if the fee increases had never taken place. No other policies will receive those adjustments.

  Proposals 2C and 3B will be voted on by owners of ALL variable life insurance policies and variable annuity contracts that are participating in the Growth & Income Fund and/or Active Bond Fund, whether or not the policy or contract provides the same kind of protection that is afforded under your restricted policy.

  Therefore, as the owner of a restricted policy, YOU HAVE A PARTICULAR INTEREST IN VOTING FOR PROPOSAL 2C AND PROPOSAL 3B because you will receive the benefits of the Proposals while being protected from the effects of the increases in fees.

                      JOHN HANCOCK VARIABLE SERIES TRUST I

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston
 Massachusetts (telephone 1-800-732-5543), at 11:00 A.M., on Friday, October 20, 2000, to consider and vote upon the following matters:


 1 Proposals to approve, as to the Managed Fund, a multi-manager approach that entails:
   A. a new Sub-Investment Management Agreement among the Trust, John Hancock, and Capital Guardian Trust Company ("Capital Guardian")
   B. a new Sub-Investment Management Agreement among the Trust, John Hancock, and Independence Investment Associates, Inc. ("IIA"); and
   C. an amendment to the April 12, 1988 Investment Management Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory Fee.

 1D. A proposal to change the Managed Fund's classification from "diversified" to "non-diversified".

 2 Proposals to approve, as to the Growth & Income Fund, a multi-manager approach that entails:
   A. a new Sub-Investment Management Agreement among the Trust, John Hancock, and Putnam Investment Management, Inc.;
   B. a new Sub-Investment Management Agreement among the Trust, John Hancock, and Independence Investment Associates, Inc. ("IIA"); and
   C. an amendment to the April 12, 1988 Investment Management Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory Fee.

 2D. A proposal to change the Growth & Income Fund's classification from "diversified" to "non-diversified".

 2E. A proposal to modify the fundamental restrictions applicable to the Growth & Income Fund to permit it to invest in securities that are subject to legal restrictions on resale.

 2F. A proposal to modify the fundamental restrictions applicable to the Growth & Income Fund to permit it to invest in financial futures.

 3  Proposals to approve, as to the Active Bond Fund:
   A. an amendment to the May 1, 1995 Sub-Investment Management Agreement among the Trust, John Hancock and John Hancock Advisers, Inc., reflecting an increase in the Sub-Investment Advisory Fee; and
   B. an amendment to the April 12, 1988 Investment Management Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory Fee.

 4 Proposals to approve, as to the Small Cap Value Fund, Global Balanced Fund (formerly the International Balanced Fund) and Global Bond Fund:
   A. a new Sub-Investment Management Agreement among the Trust, John Hancock and Capital Guardian; and
   B. an amendment to the March 14, 1996 Investment Management Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory Fee.


   In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

  An owner of a variable life insurance policy or a variable annuity contract ("Shareholder") will be entitled to give voting instructions only if he/she was the Shareholder of record as of the close of business on August 31, 2000. John Hancock is soliciting votes from Shareholders invested in the following Funds with respect to the matters affecting those Funds:

Fund                                            Proposal
----                     -------------------------------------------------------
                         1A  1B  1C  1D  2A  2B  2C  2D  2E  2F  3A  3B  4A  4B
                         --- --- --- --- --- --- --- --- --- --- --- --- --- ---
Managed.................   X   X   X   X
Growth & Income.........                   X   X   X   X   X   X
Active Bond.............                                           X   X
Small Cap Value.........                                                   X   X
Global Balanced.........                                                   X   X
Global Bond.............                                                   X   X

                                                           MICHELE G. VAN LEER
                                                    Chairman, Board of Trustees

Boston, Massachusetts
September 11, 2000


 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. THERE WILL BE MAILED TO YOU A VOTING INSTRUCTION FORM FOR EACH FUND YOU ARE USING. PLEASE COMPLETE AND
                               ----
 RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
        ---

                                PROXY STATEMENT

                                    GENERAL

  This statement is furnished in connection with the solicitation of voting instructions by the management of John Hancock Variable Series Trust I (the "Trust") for use at the Special Meeting of its Shareholders (the "Meeting"), to be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts 02117, on Friday, October 20, 2000 at 11:00 A.M. Boston time. This solicitation is being made of all shares of several series (the "Funds") of the Trust which are attributable to the Shareholders' interests in John Hancock Variable Life Accounts U, V, and S; John Hancock Variable Annuity Accounts U, V, JF, H and I; Separate Account IPL-1 of Investors Partner Life Insurance Company ("IPL"); and John Hancock Mutual Variable Life Insurance Account UV (collectively, the "Accounts"). The cost of printing and mailing this notice and statement and the accompanying voting instructions form will be borne by the Funds. All other expenses will be borne by John Hancock. In addition to solicitations by mail, a number of regular employees of John Hancock may solicit voting instructions in person or by telephone; such employees will not be compensated for such services. Solicitation materials were first made available to Shareholders on or about September 13, 2000.

  Only the Funds indicated in the chart on the attached notice will vote on each proposal listed in that chart. Where the chart shows more than one Fund as voting on a particular proposal, approval by any Fund will be effective as to that Fund, even if one or more other Funds fail to approve the proposal.

  THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR 1999 AND WHEN AVAILABLE A COPY OF ITS MOST RECENT SEMI-ANNUAL REPORT FOR 2000 TO ANY SHAREHOLDER UPON REQUEST. SUCH REQUEST MAY BE MADE BY MAIL OR BY TELEPHONE, USING THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER SHOWN ON THE COVER OF THIS PROXY STATEMENT.

VOTING INSTRUCTIONS

  Although John Hancock and its subsidiaries, IPL and John Hancock Variable Life Insurance Company ("JHVLICO"), through the Accounts, legally own all of the Trust's shares, they will vote all of such shares in accordance with instructions given by owners of variable life insurance policies and variable annuity contracts, as discussed below. For this purpose, the owner of a variable annuity contract during the period after annuity payments have commenced is the annuitant.

  Any authorized voting instructions will also be valid for any adjournment of the meeting and will be revocable only at the direction of the Shareholder executing them. If an insufficient number of affirmative votes are obtained to approve any item, the meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of those persons named in the voting instructions. Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

  Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, a Shareholder present at the meeting may withdraw his/her voting instruction form and vote in person. John Hancock, JHVLICO and IPL will vote Trust shares in accordance with all properly executed and unrevoked voting instructions received in time for the meeting.

  John Hancock, JHVLICO and IPL will vote the Trust shares of each Fund held in their respective Accounts which are attributable to the policies and contracts in accordance with the voting instructions received from the Shareholders participating in that Fund. An Account's shares in any Fund which are not attributable to policies or contracts or for which no timely voting instructions are received will be represented and voted by John Hancock, JHVLICO or IPL in the same proportion as the voting instructions which are received from all Shareholders participating in the Fund through that Account. Fund shares which are not attributable to policies and contracts include shares purchased with contributions made as "seed money" to the Portfolios, by John Hancock or JHVLICO.

  Please refer to Appendix A to this statement if you wish additional information about the number of shares of each Fund that are outstanding or that are attributable to John Hancock or JHVLICO (rather than to Shareholders).

MAJORITY VOTING

  In order for the shareholders of any Fund to approve any of the proposals in this statement, the proposal must receive the favorable vote of a majority of the outstanding shares of that Fund. When used in this information statement, a "majority vote of the outstanding voting shares" means the affirmative vote of more than 50% of the outstanding shares or, if it is less, 67% or more of the shares present or represented at the meeting.


 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. THERE WILL BE MAILED TO YOU A VOTING INSTRUCTION FORM FOR EACH FUND YOU ARE USING. PLEASE COMPLETE AND
                               ----
 RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
        ---

                     PROPOSALS 1A, 1B and 1C--MANAGED FUND

             APPROVAL OF NEW SUB-INVESTMENT MANAGEMENT AGREEMENTS
        AND AN AMENDMENT TO THE CURRENT INVESTMENT MANAGEMENT AGREEMENT
                             FOR THE MANAGED FUND

  At its July 14, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, two new "multi-manager" Sub-Investment Management Agreements and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Managed Fund. Shareholders will need to approve all three Proposals to implement the change to a multi-manager approach.

REASONS FOR THESE PROPOSALS

  The multi-manager Sub-Investment Management Agreements, and a related amendment to the Investment Management Agreement for the Managed Fund, are being submitted for shareholder approval at the Meeting. All three agreements must be approved by Shareholders before any of them can go into effect.

THE SUB-INVESTMENT MANAGEMENT AGREEMENTS

  Currently, John Hancock contracts with IIA to make investment decisions, place investment orders, and provide certain record keeping functions for all invested assets of the Managed Fund. That agreement was last approved by Shareholders on February 12, 1986. John Hancock paid $8,091,950.74 to IIA during 1999 for its services to the Managed Fund.

  In providing investment advisory services to the Trust, John Hancock has observed the following with respect to certain funds of the Trust, in particular the Managed Fund:

  . Investment managers often have very unique approaches and expertise in managing investments within the same asset class or investment category.

  . Different investment strategies and managers produce different investment results in different market environments--with no single approach consistently outperforming others over extended periods.

  . Even strong managers with sound and disciplined approaches and strategies will move out of favor in certain market environments.

  These observations have led John Hancock to seek to implement a multi-manager approach for the Managed Fund by selecting two sub-investment managers that employ distinct investment strategies in the management of domestic balanced portfolios. The desired objective is to produce more consistent investment returns over market cycles. By combining different and complementary investment strategies, the multi-manager approach seeks to reduce the Managed Fund's exposure to the risk of any one manager or strategy being out of favor in certain market environments. Performance consistency is important for the Managed Fund since its broad-based balanced strategy makes this a core investment option for investors.

  IIA, the current sub-investment manager to the Managed Fund, seeks to add value primarily by focusing its strategy on individual stock and bond selection. IIA's investment approach for the Managed Fund:

  .  has a normal target mix of 60% stocks and 40% bonds;

  . selects stocks and bonds using a combination of proprietary equity research and quantitative tools;

  . focuses on large cap stocks that are undervalued relative to the stock's history and have improving earnings growth prospects;

  . invests broadly across fixed income sectors and selects bonds believed to be attractively priced and offer cheap, predictable cash flows;

  . uses a team approach in making investment decisions, with the lead portfolio managers responsible for implementation of the team's investment strategy; and,

  . employs risk control techniques to maintain risk and industry characteristics similar to the overall market.

  IIA's investment approach has resulted in overall average risk and returns relative to comparable domestic balanced funds, with periods of underperformance in volatile and momentum-driven market environments. These market environments proved challenging for most investment managers with a quantitative approach that is sensitive to valuation characteristics. As a result, John Hancock decided to select an additional sub-investment manager that would implement a complementary and distinct investment approach in the management of domestic balanced portfolios.

  Among the factors that John Hancock and the Board of Trustees considered in selecting an additional sub-investment manager were the following:

  . Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of domestic balanced portfolios.

  . Disciplined and well-defined investment process for investing in stocks and bonds.

  . Strong long-term performance record in managing domestic balanced portfolios.

  . Sub-investment advisory fee that is competitive relative to other domestic balanced portfolios.

  . The degree to which the investment manager's historical and expected investment returns are correlated with those of IIA.

  . The sub-investment manager's reputation and presence in the variable products marketplace and the sub-investment manager's potential for increasing the growth in Fund assets.

  After evaluating potential sub-investment managers based on these criteria, John Hancock recommended to the Board of Trustees, and the Board unanimously approved, that Capital Guardian be retained as a complementary manager for the Managed Fund.

  Capital Guardian seeks to add value by focusing its strategy on individual stock and bond selection. Capital Guardian's investment approach:

  .  would have a normal target of 70% stocks and 30% bonds;

  . selects stocks and bonds using a fundamental, bottom-up, research driven approach;

  . focuses on large and mid cap stocks that have attractive valuations relative to long-term growth prospects and asset-rich companies with strong balance sheets;

  .  invests broadly across undervalued fixed income sectors and securities;

  . employs a multiple-manager approach by which each portfolio manager and the research analysts as a group each manage a separate portion of the portfolio to capture the highest conviction ideas of the investment team; and,

  . achieves risk control and diversification through the diversity of independent ideas of each portfolio manager and research analyst.

  The multi-manager approach for the Managed Fund--combining the investment expertise of both IIA and Capital Guardian--seeks to provide investors with diversification of investment strategies and the potential for more consistent investment returns over market cycles.

  On or about November 1, 2000, the then-existing assets of the Fund will be allocated between IIA and Capital Guardian. Capital Guardian will receive $500 million and IIA will receive the remainder. Based upon total Fund assets as of June 30, 2000, this would result in an allocation of approximately 85% to IIA and 15% to Capital Guardian. After November 1, 2000, investments in the Fund will be allocated equally between the two sub-advisors while redemptions will be allocated on asset-weighted basis. Such allocation methodology could be changed in the future, but there is no present intention of doing so.

  The sub-investment advisory fee to be charged by Capital Guardian under its new Sub-Investment Management Agreement is higher than that charged by IIA and recognizes, among other things, the greater degree of resources and analysis required of Capital Guardian in implementing a more fundamental, research-driven approach. Whereas John Hancock will pay IIA a sub-investment advisory fee at an annual rate of 0.30% on the first $500 million of assets managed by IIA, 0.2625% on the next $500 million managed by IIA and 0.2250% on any additional amounts managed by IIA, John Hancock will pay Capital Guardian 0.50% for the first $150 million managed by Capital Guardian, 0.45% for the next $150 million managed by Capital Guardian, 0.30% for the next $200 million managed by Capital Guardian, and 0.25% for any additional amounts managed by Capital Guardian. The sub-investment advisory fee for IIA will remain at the rate in effect prior to November 1, 2000.

  The proposed forms of the "multi-manager" Sub-Investment Management Agreements are included as Appendix B-1 to this statement. The agreements with IIA and Capital Guardian are substantially similar except with respect to the rate of sub-advisory fees. The new agreement with IIA is also substantially similar to the current IIA agreement, except with respect to provisions on the term of the agreement and the assets to be managed by IIA. As stated in the agreements, John Hancock will pay all sub-advisory fees to the sub-investment managers. Therefore, any increase in the sub-advisory fees need not necessarily result in any additional charge to the Trust or to Shareholders. However, in this case the higher fees payable to Capital Guardian will be reflected in the proposed increase to the investment advisory fee to be paid by the Trust to John Hancock.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT AND PROPOSED AMENDMENT

  Pursuant to its Investment Management Agreement with the Trust dated April 12, 1988, John Hancock advises the Trust in connection with policy decisions of the Managed Fund; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment managers referred to above; and supervises the activities of the other providers of services to the Fund. That agreement was last approved by the Shareholders on April 23, 1999.

  For any fiscal year in which the normal operating costs and expenses of the Managed Fund, exclusive of the investment advisory fees, interest, brokerage, commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund promptly after the end of the fiscal year in an amount equal to such excess. There was no reimbursement payable to the Managed Fund for the period ended December 31, 1999.

  Under the current Investment Management Agreement, John Hancock is paid a fee at the annual rate of 0.40% for the first $500 million of the Managed Fund's average daily net assets; 0.35% for the next $500 million and 0.30% for any additional amounts.

  After evaluating the fees to be charged to the Managed Fund for a multi-manager approach, taking into account the cost of services to be rendered by John Hancock and fees charged by the sub-investment managers, John Hancock recommended to the Board of Trustees at its July 14, 2000 meeting that the current Investment Management Agreement be amended to reflect an increase in the Fund's investment advisory fees to 0.74% for the first $500 million of the Fund's average daily net assets; 0.68% for the next $500 million, and 0.65% for any additional amounts. At each of those Fund breakpoints, total expenses (i.e., proposed advisory fees plus other fund expenses) would be 0.03% higher (based upon 1999 expenses). If the increase had been in effect during 1999,
(i) the Trust would have paid John Hancock $22,352,466.00 on behalf of the Managed Fund, rather than the $10,789,553.00 paid under the current Investment Management Agreement (a 107.2% increase), and (ii) the ratio of total expenses to average daily net assets would have been 0.70% rather than 0.35%. However, the

0.70% ratio compares favorably with the total expense ratio incurred by funds that support other variable insurance products and that have similar investment focus. The average total expense ratio for all such funds is 0.72%. The foregoing analysis is based upon a study prepared for the Board by John Hancock using data collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds.

  The following table provides a tabular comparison of the actual expense
                                 -------
ratios for 1999 with expense ratios that would have been produced by the proposed modifications had they been in effect during 1999. The table is based on the Managed Fund's average net assets during the fiscal year ended December 31, 1999 and show (1) the current annualized level of all fees and expenses
                          -------
for the Managed Fund under the current investment management fee schedule; and
(2) the pro-forma annualized level of all fees and expenses that would have
        ---------
been incurred by the Fund under the proposed investment management fee schedule. The percentages shown reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted by the Trust on April 23, 1999. Under the policy, John Hancock reimburses the Managed Fund when that Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

                                                              Current  Pro-Forma
                                                              -------  ---------
Management Fees..............................................  0.32%     0.67%
Distribution and Service (12b-1) Fees........................    N/A       N/A
Other Operating Expenses Absent Reimbursement................  0.03%     0.03%
                                                              ------    ------
Total Fund Expenses Absent Reimbursement.....................  0.35%     0.70%
Expense Reimbursement (including fee waivers)................ (0.00%)   (0.00%)
                                                              ------    ------
Total Fund Expenses After Reimbursement......................  0.35%     0.70%

Example: The following Example is intended to help compare the cost of investing in the Managed Fund under the current management fee schedule with the cost of investing in the Managed Fund under the proposed investment management fee schedule. The Example assumes that $10,000 is invested in the Managed Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Managed Fund's operating expenses remain the same. Because shares of the Managed Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated whether or not the shares were redeemed at that time.

                                                          One  Three Five   Ten
                                                          Year Years Years Years
                                                          ---- ----- ----- -----
Although actual costs may be higher or lower, under the
 current management fee schedule, the costs would be: ..  $36  $113  $197  $443
Although actual costs may be higher or lower, under the
 proposed management fee schedule, the costs would
 be: ...................................................  $72  $224  $390  $871

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

  The proposed amendment to the Investment Management Agreement will change the management fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Managed Fund when that Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

RATIONALE FOR PROPOSED CHANGES IN MANAGEMENT FEES

  After conducting a complete review of the level of investment management fees for balanced funds in general, John Hancock noted the following:

  . Since the Managed Fund's inception, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

  . The multi-manager approach will further increase the complexity of John Hancock's oversight and administration, requiring increased resources and oversight for Fund administration, investments, and technology.

  . The current investment management fee levels of the Fund (established in the mid-1980's) are far below the average contractual fee levels for other mutual funds within the variable insurance products marketplace having similar investment focus.

  John Hancock wished to establish a new fee schedule for the Fund that would:

  . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus;

  . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund; and

  . provide appropriate financial incentives to support the increased resources and complexity for overseeing a multi-manager investment approach; and

  . provide a level of financial incentive that would make it easier for John Hancock to include the Fund as an investment option in its new insurance products.

  As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing. At the July 14, 2000 Board Meeting, the full Board met to review and consider John Hancock's proposed recommendation to implement a new investment management fee schedule for the Fund.

BASIS FOR THE TRUSTEES' RECOMMENDATION

  At a meeting held on July 14, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Managed Fund (the "Independent Trustees"), unanimously approved a modified management fee schedule for the Fund. The Board is recommending that Shareholders approve an Amended and Restated Investment Management Agreement between the Trust and John Hancock ("New Management Agreement") in order to modify the current investment management fee schedule. The proposed new schedule of investment management fee rates for the Managed Fund is as stated above.

  In evaluating and approving the New Management Agreement, the Board, including the Independent Trustees and in consultation with independent counsel to the Trust, requested and evaluated information provided by John Hancock which, in the Board's opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the New Management Agreement and management fee structure would be in the best interests of the Managed Fund and its Shareholders.

  In making its decision to approve the modified management fee schedule, the Board considered, among other factors, the following:

  . The comparability of the investment management fees and other expenses that would be paid by the Fund under the New Management Agreement to those paid to other funds within the current variable insurance marketplace having similar investment focus.

  . The significantly increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the investment management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

  . The increased commitment required of John Hancock to actively oversee the multi-manager approach being recommended for the Fund, particularly the increased resources for investment oversight, fund administration and technology.

  .  The expected benefits to the Fund of the new multi-manager approach.

  . The impact of the proposed changes in investment management fee rates and changes in other expenses of the Fund on the Fund's total expense ratio.

  . The historical investment record of John Hancock in managing the Fund, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by John Hancock but having similar investment focus and asset types.

  . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund over the years.

  . Current and projected profits to John Hancock, both under the current investment management fee schedule and the proposed new investment management fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

  . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including practices that permit potential benefits to the sub-investment managers from the placing of portfolio transactions to recognize research and brokerage services.

  . The need to provide sufficient revenues to John Hancock, within the competitive marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

  Based upon all of the above factors, the Board (including the Independent Trustees) determined that the new management fee arrangement proposed by John Hancock was fair, reasonable and in the best interests of the Fund and its Shareholders.

ADDITIONAL INFORMATION

  Capital Guardian. As of December 31, 1999, Capital Guardian, together with its affiliated asset management companies, had over $130 billion of assets under management, $1.7 billion of which were in domestic balanced portfolios. Appendix D to this statement contains additional information concerning the Capital Guardian Board of Directors and executive officers, and rates for Capital Guardian investment services to comparable funds.

  IIA. IIA, a Delaware corporation organized in 1982, is a registered investment adviser wholly-owned by John Hancock Subsidiaries, Inc., which in turn is wholly-owned by John Hancock. At December 31, 1999, IIA and its subsidiaries managed approximately $33 billion in assets for various clients. Appendix D to this statement contains additional information concerning the IIA Board of Directors and executive officers, and rates for IIA investment services to similar funds.

  John Hancock. John Hancock began providing investment advice to investment companies in 1972 when it organized a management separate account, invested primarily in common stocks, for the purpose of funding individual variable annuity contracts. Both before and after that date, John Hancock established a number of separate accounts investing in common stocks, public bonds, or other securities in connection with the funding of variable annuities and group annuity contracts. Total assets under management by John Hancock and its subsidiaries as of December 31, 1999, amounted to approximately $127 billion, of which over $71 billion was owned by John Hancock. Appendix D to this statement contains additional information concerning John Hancock and its Board of Directors and executive officers.

TRUSTEES' RECOMMENDATION

  The Board of Trustees has determined that the Sub-Investment Management Agreements and the amended Investment Management Agreement are in the best interests of the Trust and the Shareholders of the Managed Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MANAGED FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF EACH OF THE
                                       ---
FOLLOWING:

  PROPOSAL 1A--THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH CAPITAL
               GUARDIAN

  PROPOSAL 1B--THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH IIA

  PROPOSAL 1C--THE AMENDED INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK

                           PROPOSAL 1D--MANAGED FUND

   APPROVAL OF CLASSIFICATION OF THE MANAGED FUND AS A "NON-DIVERSIFIED" FUND

  At its July 14, 2000 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Shareholders approve, John Hancock's recommendations to change the classification of the Managed Fund from "diversified" to "non-diversified".

DISCUSSION

  A current investment policy of the Managed Fund requires the Fund to be "diversified."/1/ This requirement is satisfied if at least 75% of the market value of the Fund's total assets is invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities. For purposes of this calculation, investments with respect of any one issuer (other than investments in the United States Government or its agency or instrumentality) are limited to an amount not greater in value than 5% of the value of the total assets of such issuer and to not more than 10% of the outstanding voting securities of such issuer.

  In general, "non-diversified" funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. The value of a non-diversified fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified fund because a relatively high percentage of a non-diversified fund's assets may be invested in the obligations of a limited number of issuers. Most of the funds of the Trust are "diversified."

  In making its recommendation, John Hancock noted that "non-diversified" status would provide the necessary flexibility for each sub-investment manager of the Managed Fund to implement its investment strategy within the multi-manager framework. The implementation of two distinct investment strategies could potentially result in the overall Fund exceeding diversification limits. John Hancock also noted that the domestic equity market has evolved such that a significant number of individual issuers represent close to or more than 5% of the relevant market or appropriate equity market benchmark. Therefore, it has become increasingly difficult for certain funds of the Trust to remain "diversified" and still follow their investment strategies and make active bets relative to their benchmarks.
--------
/1/Fundamental policy (10) of the Trust currently provides that "[a]s a matter of fundamental policy, no Fund will: . . . (10) Purchase securities of any issuer, if (a) with respect to 75% of the market value of its total assets, more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, unless such issuer is the United States Government or its agency or instrumentality, or (b) such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction (10) does not apply to the Large Cap Aggressive Growth, Mid Cap Growth or Global Balanced Funds." Proposals to be voted upon at a September 28, 2000 shareholder meeting seek approval to add the Large Cap Growth, Real Estate Equity and Global Bond Funds to the second sentence of Fundamental policy (10), and Proposal 2D in this proxy statement proposes to add the Growth & Income Fund to such sentence. If all of these proposals are approved, under Proposal 1D of this proxy statement Fundamental policy (10) would be revised to state: "[a]s a matter of fundamental policy, no Fund will: . . . (10) Purchase securities of any issuer, if (a) with respect to 75% of the market value of its total assets, more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, unless such issuer is the United States Government or its agency or instrumentality, or (b) such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction (10) does not apply to the Managed, Growth & Income, Large Cap Growth, Large Cap Aggressive Growth, Mid Cap Growth, Real Estate Equity, Global Balanced or Global Bond Funds."

TRUSTEES' RECOMMENDATION

  The Board of Trustees believes that the proposed change of the Managed Fund's classification to "non-diversified", and the corresponding modification of the Fund's investment policy, is in the best interests of the Shareholders of the Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE MANAGED FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF CLASSIFICATION OF
                                       ---
THE FUND AS "NON-DIVERSIFIED."

                 PROPOSALS 2A, 2B and 2C--GROWTH & INCOME FUND

             APPROVAL OF NEW SUB-INVESTMENT MANAGEMENT AGREEMENTS
        AND AN AMENDMENT TO THE CURRENT INVESTMENT MANAGEMENT AGREEMENT
                         FOR THE GROWTH & INCOME FUND

  At its July 14, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, two new "multi-manager" Sub-Investment Management Agreements and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Growth & Income Fund. Shareholders will need to approve all three Proposals to implement the change to a multi-manager approach.

REASONS FOR THESE PROPOSALS

  The multi-manager Sub-Investment Management agreements, and a related amendment to the Investment Management Agreement for the Growth & Income Fund, are being submitted for shareholder approval at the Meeting. All three agreements must be approved by Shareholders before any of them can go into effect.

THE SUB-INVESTMENT MANAGEMENT AGREEMENTS

  Currently, John Hancock contracts with IIA to make investment decisions, place investment orders, and provide certain record keeping functions for all invested assets of the Growth & Income Fund. That agreement was last approved by Shareholders on February 12, 1986. John Hancock paid $7,355,435.42 to IIA during 1999 for its services to the Growth & Income Fund.

  In providing investment advisory services to the Trust, John Hancock has observed the following with respect to certain funds of the Trust, in particular the Growth & Income Fund:

  . Investment managers often have very unique approaches and expertise in managing investments within the same asset class or investment category.

  . Different investment styles and managers produce different investment results in different market environments--with no single style or approach consistently outperforming others over extended periods.

  . Even strong managers with sound and disciplined approaches and strategies will move out of favor in certain market environments.

  These observations have led John Hancock to seek to implement a multi-style and multi-manager approach for the Growth & Income Fund by selecting two sub-investment managers that employ distinct investment styles and strategies in the management of domestic equity portfolios. The desired objective is to produce more consistent investment returns over market cycles. By combining different and complementary investment strategies, the multi-manager approach seeks to reduce the Growth & Income Fund's exposure to the risk of any one manager or strategy being out of favor in certain market environments. Performance consistency is important for the Growth & Income Fund since its broad equity strategy of investing in large cap stocks makes this a core investment option for investors.

  IIA, the current sub-investment manager to the Growth & Income Fund, seeks to add value primarily by focusing its strategy on individual stock selection. IIA's investment approach for the Growth & Income Fund:

  . focuses on large cap stocks that are undervalued relative to the stock's history and have improving earnings growth prospects;

  . selects stocks using a combination of proprietary equity research and quantitative tools;

  . uses a team approach in making investment decisions, with the lead portfolio managers responsible for implementation of the team's investment strategy; and,

  . employs risk control techniques to maintain risk and industry characteristics similar to the Fund's benchmark.

  IIA's investment approach has resulted in overall average risk and returns relative to comparable domestic equity funds, with periods of underperformance in volatile and momentum-driven market environments. These market environments proved challenging for most investment managers with a quantitative approach that is sensitive to valuation characteristics. As a result, John Hancock decided to select an additional sub-investment manager that would implement a complementary equity style and distinct investment approach in the management of equity portfolios.

  Among the factors that John Hancock and the Board of Trustees considered in selecting an additional sub-investment manager were the following:

  . Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of growth style equity portfolios.

  . Disciplined and well-defined investment process for investing in growth stocks.

  .  Strong long-term performance record in managing growth stock portfolios.

  . Sub-investment advisory fee that is competitive relative to other growth stock portfolios.

  . The degree to which the investment manager's historical and expected investment returns are correlated with those of IIA.

  . The sub-investment manager's reputation and presence in the variable products marketplace and the sub-investment manager's potential for increasing the growth in Fund assets.

  After evaluating potential sub-investment managers based on these criteria, John Hancock recommended to the Board of Trustees, and the Board unanimously approved, that Putnam be retained as a complementary manager for the Growth & Income Fund.

  Putnam seeks to add value by focusing its strategy on individual stock selection decisions. Putnam's investment approach:

  .  focuses on large and mid-size growth stocks;

  . selects stocks using proprietary bottom-up, fundamental research and a systematic screening process;

  . selects stocks with above-average potential for growth in revenues and earnings that meet screening criteria for earnings surprise and momentum, valuation and financial strength;

  . uses a team approach in making investment decisions, with the lead portfolio managers responsible for implementation of the team's investment strategy; and,

  . employs risk management tools and qualitative judgement to determine sector, industry and stock specific weightings and seeks broad industry sector diversification.

  The multi-manager approach for the Growth & Income Fund--combining the investment expertise of both IIA and Putnam--seeks to provide investors with diversification of investment strategies and the potential for more consistent investment returns over market cycles.

  On or about November 1, 2000, the then-existing assets of the Fund will be allocated between IIA and Putnam. Putnam will receive $1 billion and IIA will receive the remainder. Based upon total Fund assets as of June 30, 2000, this would result in an allocation of approximately 75% to IIA and 25% to Putnam. After November 1, 2000, investments in the Fund will be allocated equally between the two sub-advisors while redemptions will be allocated on an asset-weighted basis. Such allocation methodology could be changed in the future, but there is no present intention of doing so.

  The sub-investment advisory fee to be charged by Putnam under its new Sub-Investment Management Agreement is higher than that charged by IIA and recognizes, among other things, the greater degree of resources and analysis required of Putnam in implementing a more fundamental, research-driven approach. Whereas John Hancock will pay IIA a sub-investment advisory fee at an annual rate of 0.1875% on all assets managed by IIA, John Hancock will pay Putnam 0.50% for the first $150 million managed by Putnam; 0.45% for the next $150 million managed by Putnam; and 0.35% for any additional amounts managed by Putnam. The sub-investment advisory fee for IIA will remain at the rate in effect prior to November 1, 2000.

  The proposed forms of the "multi-manager" Sub-Investment Management Agreements are included as Appendix B-2 to this statement. The agreements with IIA and Putnam are substantially similar except with respect to the rate of sub-advisory fees. The new agreement with IIA is also substantially similar to the current IIA agreement, except with respect to provisions on the term of the agreement and the assets to be managed by IIA. As stated in the agreements, John Hancock will pay all sub-advisory fees to the sub-investment managers. Therefore, any increase in the sub-advisory fees need not necessarily result in any additional charge to the Trust or to Shareholders. However, in this case the higher fees payable to Putnam will be reflected in the proposed increase to the investment advisory fee to be paid by the Trust to John Hancock.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT AND PROPOSED AMENDMENT

  Pursuant to its Investment Management Agreement with the Trust dated April 12, 1988, John Hancock advises the Trust in connection with policy decisions of the Growth & Income Fund; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment managers referred to above; and supervises the activities of the other providers of services to the Fund. That agreement was last approved by the Shareholders on April 23, 1999.

  For any fiscal year in which the normal operating costs and expenses of the Growth & Income Fund, exclusive of the investment advisory fees, interest, brokerage, commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund promptly after the end of the fiscal year in an amount equal to such excess. There was no reimbursement payable to the Growth & Income Fund for the period ended December 31, 1999.

  Under the current Investment Management Agreement, John Hancock is paid a fee at the annual rate of 0.25% of the Growth & Income Fund's average daily net assets.

  After evaluating the fees to be charged to the Growth & Income Fund for a multi-manager approach, taking into account the cost of services to be rendered by John Hancock and fees charged by the sub-investment managers, John Hancock recommended to the Board of Trustees at its July 14, 2000 meeting, that the current Investment Management Agreement be amended to reflect an increase in the Fund's investment advisory fees to 0.71% for the first $150 million of the Fund's average daily net assets; 0.69% for the next $150 million, and 0.67% for any additional amounts. At each of those Fund breakpoints, total expenses (i.e., proposed advisory fees plus other fund expenses) would be 0.03% higher (based upon 1999 expenses). If the increase had been in effect during 1999, (i) the Trust would have paid John Hancock $26,373,126.00 on behalf of the Growth & Income Fund, rather than the $9,806,770.00 paid under the current Investment Management Agreement (a 168.9% increase), and (ii) the ratio of total expenses to average daily net assets would have been 0.70% rather than 0.28%. However, THE 0.70% RATIO COMPARES FAVORABLY WITH THE TOTAL EXPENSE RATIO INCURRED BY FUNDS THAT SUPPORT OTHER VARIABLE INSURANCE PRODUCTS AND THAT HAVE SIMILAR INVESTMENT FOCUS. THE AVERAGE TOTAL EXPENSE RATIO FOR ALL SUCH FUNDS IS 0.78%. The foregoing analysis is based upon a study prepared for the Board by John Hancock using data collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds.

  The following table provides a tabular comparison of the actual expense
                                 -------
ratios for 1999 with expense ratios that would have been produced by the proposed modifications had they been in effect during 1999. The table is based on the Growth & Income Fund's average net assets during the fiscal year ended December 31, 1999 and show (1) the current annualized level of all fees and expenses for the Growth
             -------
& Income under the current investment management fee schedule; and (2) the pro-forma annualized level of all fees and expenses that would have been
---------
incurred by the Fund under the proposed investment management fee schedule. The percentages shown reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted by the Trust on April 23, 1999. Under the policy, John Hancock reimburses the Growth & Income Fund when that Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

                                                              Current  Pro-Forma
                                                              -------  ---------
Management Fees..............................................  0.25%     0.67%
Distribution and Service (12b-1) Fees........................    N/A       N/A
Other Operating Expenses Absent Reimbursement................  0.03%     0.03%
                                                              ------    ------
Total Fund Expenses Absent Reimbursement.....................  0.28%     0.70%
Expense Reimbursement (including fee waivers)................ (0.00%)   (0.00%)
                                                              ------    ------
Total Fund Expenses After Reimbursement......................  0.28%     0.70%

Example: The following Example is intended to help compare the cost of investing in the Growth & Income Fund under the current investment management fee schedule with the cost of investing in the Growth & Income Fund under the proposed investment management fee schedule. The Example assumes that $10,000 is invested in the Growth & Income Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Growth & Income Fund's operating expenses remain the same. Because shares of the Growth & Income Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated whether or not the shares were redeemed at that time.

                                                          One  Three Five   Ten
                                                          Year Years Years Years
                                                          ---- ----- ----- -----
Although actual costs may be higher or lower, under the
 current management fee schedule, the costs would be: ..  $29  $ 90  $157  $356
Although actual costs may be higher or lower, under the
 proposed management fee schedule, the costs would
 be: ...................................................  $72  $224  $390  $871

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

  The proposed amendment to the Investment Management Agreement will change the management fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Growth & Income Fund when that Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

RATIONALE FOR PROPOSED CHANGES IN MANAGEMENT FEES

  After conducting a complete review of the level of investment management fees for equity blend funds in general, John Hancock noted the following:

  . Since the Growth & Income Fund's inception, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

  . The multi-manager approach will further increase the complexity of John Hancock's oversight and administration, requiring increased resources and oversight for Fund administration, investments, and technology.

  . The current investment management fee levels of the Fund (established in 1972) are far below the average contractual fee levels for other mutual funds within the variable insurance products marketplace having similar investment focus.

  John Hancock wished to establish a new fee schedule for the Fund that would:

  . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus;

  . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund; and

  . provide appropriate financial incentives to support the increased resources and complexity for overseeing a multi-manager investment approach; and

  . provide a level of financial incentive that would make it easier for John Hancock to include the Fund as an investment option in its new insurance products.

  As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing. At the July 14, 2000 Board Meeting, the full Board met to review and consider John Hancock's proposed recommendation to implement a new investment management fee schedule for the Fund.

BASIS FOR THE TRUSTEES' RECOMMENDATION

  At a meeting held on July 14, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Growth & Income Fund (the "Independent Trustees"), unanimously approved a modified management fee schedule for the Fund. The Board is recommending that Shareholders approve an Amended and Restated Investment Management Agreement between the Trust and John Hancock ("New Management Agreement") in order to modify the current investment management fee schedule. The proposed new schedule of investment management fee rates for the Growth & Income Fund is as stated above.

  In evaluating and approving the New Management Agreement, the Board, including the Independent Trustees and in consultation with independent counsel to the Trust, requested and evaluated information provided by John Hancock which, in the Board's opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the New Management Agreement and management fee structure would be in the best interests of the Growth & Income Fund and its Shareholders.

  In making its decision to approve the modified management fee schedule, the Board considered, among other factors, the following:

  . The comparability of the investment management fees and other expenses that would be paid by the Fund under the New Management Agreement to those paid to other funds within the current variable insurance marketplace having similar investment focus.

  . The significantly increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the investment management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

  . The increased commitment required of John Hancock to actively oversee the multi-manager approach being recommended for the Fund, particularly the increased resources for investment oversight, fund administration and technology.

  .  The expected benefits to the Fund of the new multi-manager approach.

  . The impact of the proposed changes in investment management fee rates and changes in other expenses of the Fund on the Fund's total expense ratio.

  . The historical investment record of John Hancock in managing the Fund, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by John Hancock but having similar investment focus and asset types.

  . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund over the years.

  . Current and projected profits to John Hancock, both under the current investment management fee schedule and the proposed new investment management fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

  . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including practices that permit potential benefits to the sub-investment managers from the placing of portfolio transactions to recognize research and brokerage services.

  . The need to provide sufficient revenues to John Hancock, within the competitive marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

  Based upon all of the above factors, the Board (including the Independent Trustees) determined that the new management fee arrangement proposed by John Hancock was fair, reasonable and in the best interests of the Fund and its Shareholders.

ADDITIONAL INFORMATION

  Putnam. As of June 30, 2000, Putnam, together with its affiliated asset management companies, had over $407 billion of assets under management, $66 billion of which were in US large cap growth assets. Appendix D to this statement contains additional information concerning the Putnam Board of Directors and executive officers, and rates for Putnam investment services to comparable funds.

  IIA. See Proposals 1A-1C of this statement for information on IIA.

  John Hancock. See Proposals 1A-1C of this statement for information on John Hancock.

TRUSTEES' RECOMMENDATION

  The Board of Trustees has determined that the Sub-Investment Management Agreements and the amended Investment Management Agreement are in the best interests of the Trust and the Shareholders of the Growth & Income Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE GROWTH & INCOME FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THE FOLLOWING:
                                        ---

  PROPOSAL 2A--THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH PUTNAM

  PROPOSAL 2B--THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH IIA

  PROPOSAL 2C--THE AMENDED INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK

                       PROPOSAL 2D--GROWTH & INCOME FUND

             APPROVAL OF CLASSIFICATION OF THE GROWTH & INCOME FUND
                          AS A "NON-DIVERSIFIED" FUND

  At its July 14, 2000 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Shareholders approve, John Hancock's recommendations to change the classification of the Growth & Income Fund from "diversified" to "non-diversified".

DISCUSSION

  A current investment policy of the Growth & Income Fund requires the Fund to be "diversified."/2/ This requirement is satisfied if at least 75% of the market value of the Fund's total assets is invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities. For purposes of this calculation, investments with respect of any one issuer (other than investments in the United States Government or its agency or instrumentality) are limited to an amount not greater in value than 5% of the value of the total assets of such issuer and to not more than 10% of the outstanding voting securities of such issuer.

  In general, "non-diversified" funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. The value of a non-diversified fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified fund because a relatively high percentage of a non-diversified fund's assets may be invested in the obligations of a limited number of issuers. Most of the funds of the Trust are "diversified."

  In making its recommendation, John Hancock noted that "non-diversified" status would provide necessary flexibility for each sub-investment manager of the Growth & Income Fund to implement its investment strategy within the multi-manager framework. The implementation of two distinct investment strategies could potentially result in the overall Fund exceeding diversification limits. John Hancock also noted that the domestic equity market has evolved such that a significant number of individual issuers represent close to or more than 5% of the relevant market or appropriate equity market benchmark. Therefore, it has become increasingly difficult for certain funds of the Trust to remain "diversified" and still follow their investment strategies and make active bets relative to their benchmarks.
--------
/2/Fundamental policy (10) of the Trust currently provides that "[a]s a matter of fundamental policy, no Fund will: . . . (10) Purchase securities of any issuer, if (a) with respect to 75% of the market value of its total assets, more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, unless such issuer is the United States Government or its agency or instrumentality, or (b) such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction (10) does not apply to the Large Cap Aggressive Growth, Mid Cap Growth or Global Balanced Funds." Proposals to be voted upon at a September 28, 2000 shareholder meeting seek approval to add the Large Cap Growth, Real Estate Equity and Global Bond Funds to the second sentence of Fundamental policy (10), and Proposal 1D in this proxy statement proposes to add the Managed Fund to such sentence. If all of these proposals are approved, under Proposal 2D of this proxy statement Fundamental policy (10) would be revised to state: "[a]s a matter of fundamental policy, no Fund will: . . . (10) Purchase securities of any issuer, if (a) with respect to 75% of the market value of its total assets, more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, unless such issuer is the United States Government or its agency or instrumentality, or (b) such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction (10) does not apply to the Managed, Growth & Income, Large Cap Growth, Large Cap Aggressive Growth, Mid Cap Growth, Real Estate Equity, Global Balanced or Global Bond Funds."

TRUSTEES' RECOMMENDATION

  The Board of Trustees believes that the proposed change of the Growth & Income Fund's classification to "non-diversified", and the corresponding modification of the Fund's investment policy, is in the best interests of the Shareholders of the Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE GROWTH & INCOME FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF
                                               ---
CLASSIFICATION OF THE FUND AS "NON-DIVERSIFIED."

                       PROPOSAL 2E--GROWTH & INCOME FUND

       MODIFICATION TO THE INVESTMENT RESTRICTIONS OF THE GROWTH & INCOME FUND TO PERMIT INVESTMENTS IN SECURITIES THAT ARE SUBJECT TO LEGAL
                             RESTRICTIONS ON RESALE

  At its July 14, 2000 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Shareholders approve, a change in the investment restrictions of the Growth & Income Fund/3/ to allow the Fund to purchase securities which are subject to legal or contractual delays in or restrictions on resale (commonly referred to as "restricted securities"), including those eligible for resale to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

  If approved by Shareholders, the Growth & Income Fund would have authority to invest in restricted securities, including Rule 144A securities for the reasons and subject to the limitations set forth below.

DISCUSSION

  As an open-end investment company, the Trust is limited in the amount of illiquid securities that it may own because such securities may present problems of accurate valuation, and it is possible that the Trust could have difficulty satisfying redemptions within seven days as required under the Investment Company Act of 1940. In general, an illiquid security is one which cannot be sold in the ordinary course of business within seven days at approximately the value at which the Trust has valued the security. Illiquid securities generally include restricted securities.

  However, the securities markets are evolving. For example, the markets for various types of securities are almost exclusively institutional. These instruments are often either exempt from registration or sold in transactions not requiring registration. Although these securities may be legally classified as "restricted," institutional investors will often justifiably rely on an efficient institutional market in which the unregistered security can be readily resold. The fact that the securities may be restricted because of legal or contractual restrictions on resale to the general public will, therefore, not be dispositive of the liquidity of such investments.

  In 1990, the SEC adopted Rule 144A to provide a safe harbor from registration under the 1933 Act for the resale of privately placed securities to qualified buyers. Rule 144A has increased the efficiency and liquidity of the U.S. private placement market. Issuers that qualify for reliance on the Rule now have access to a larger sophisticated investor base composed of both traditional private and public institutional investors. The size of Rule 144A issues is larger than that of many traditional private placements.
--------
/3/Fundamental policy (6) of the Trust currently provides: "(6) Except as set forth in the following sentence, neither the Managed and Active Bond Funds, nor the Growth & Income, Large Cap Growth, Real Estate Equity, or Money Market Funds may purchase securities which are subject to legal or contractual delays in or restrictions on resale. The Managed and Active Bond Funds may, however, purchase restricted securities, including those eligible for resale to "qualified institutional buyers' pursuant to Rule 144A under the Securities Act of 1933, subject to a non fundamental restriction limiting all illiquid securities held by each Fund to not more than 15% of the Trust's net assets." Proposals to be voted upon at a September 28, 2000 shareholder meeting seek approval to add the Large Cap Growth and Real Estate Equity Funds to the second sentence of Fundamental policy (6). If each of these proposals is approved, under Proposal 2E of this proxy statement Fundamental policy (6) would be revised to state: "(6) Except as set forth in the following sentence, neither the Managed and Active Bond Funds, nor the Growth & Income, Large Cap Growth, Real Estate Equity, or Money Market Funds may purchase securities which are subject to legal or contractual delays in or restrictions on resale. The Managed, Growth & Income, Large Cap Growth, Real Estate Equity and Active Bond Funds may, however, purchase restricted securities, including those eligible for resale to "qualified institutional buyers' pursuant to Rule 144A under the Securities Act of 1933, subject to a non fundamental restriction limiting all illiquid securities held by each Fund to not more than 15% of the Trust's net assets."

  In general, the market in restricted securities expands the opportunities beyond what was available to the Fund when the Fund's investment restrictions were first put in place. Given the growth in this market and its improving liquidity, John Hancock believes that the Fund should be allowed to buy restricted securities, including 144A securities. John Hancock or the Fund's sub-investment manager will in each case determine whether any such restricted securities should be deemed to be illiquid. If so, those securities, plus any other illiquid securities owned by the Fund, may not, at the time of purchase, exceed 15% of the Fund's net assets.

TRUSTEES' RECOMMENDATION

  The Board of Trustees believes that the proposed changes to the Growth & Income Fund's investment restrictions is in the best interests of the Shareholders of the Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE GROWTH & INCOME FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THE
                                               ---
AFOREMENTIONED CHANGES IN THE INVESTMENT RESTRICTIONS TO PERMIT FUND INVESTMENT IN RESTRICTED SECURITIES.

                       PROPOSAL 2F--GROWTH & INCOME FUND

        MODIFICATION TO INVESTMENT POLICIES TO PERMIT INVESTMENT BY THE
                   GROWTH & INCOME FUND IN FINANCIAL FUTURES

  At its July 14, 2000 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Shareholders of the Growth & Income Fund approve, a change in the investment policies/4/ of the Trust to clearly allow the Fund to purchase securities of a type commonly referred to as "financial futures."

Discussion

  Current investment policies of the Trust permit specified funds other than the Growth & Income Fund to invest in "financial futures."/5/ The term is used to describe interest rate futures contracts, stock index futures contracts, and currency futures contracts. Funds that invest in financial futures are also generally authorized to buy and sell options on these contracts.

  An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A public market currently exists for interest rate futures contracts on United States Treasury Bills, United States Treasury Notes, bank certificates of deposit, and various other domestic and foreign instruments and indexes.

  Stock index futures contracts bind purchaser and seller to delivery at a future date specified in the contract of a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and a settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and the
--------
/4/See Appendix C-1 of this statement for current versions of fundamental policies (3)(A) and 3(C) of the Trust, and current and proposed versions of fundamental policy 3(D) of the Trust. Proposal 2F seeks approval to revise fundamental policy 3(D) to include the Growth & Income Fund within both fundamental policy 3(A)(iii) and fundamental policy 3(C)(ii).
/5/Under fundamental policy 3(A)(iii), the Managed, Aggressive Balanced,
  Equity Index, Large Cap Value, American Leaders Large Cap Value, Large Cap Growth, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Mid Cap Value, Mid Cap Growth, Fundamental Growth, Mid Cap Blend, Small/Mid Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Core Bond, Bond Index, Global Bond and High Yield Bond Funds may enter into financial futures contracts or purchase options on such contracts, and effect offsetting transactions to close out such positions previously established. Under fundamental policy 3(C)(ii), the Managed, Aggressive Balanced, Mid Cap Growth, American Leaders Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds may also enter into futures contracts on securities or market indexes, or purchase or write put or call options on such futures contracts, for hedging or speculative (non-hedging) purposes, and enter into offsetting transactions to close out any positions thus established; provided that none of these Funds may purchase, sell or write such futures or options other than for bona fide hedging purposes if immediately thereafter the Fund's margin deposits on such non-hedging positions, plus the amount of premiums paid for outstanding options on futures contracts that are not for bona fide hedging purposes (less any amount by which any such option is "in the money" at the time of purchase) exceeds 5% of the market value of the Fund's net assets. Fundamental policy 3(D) permits the Active Bond and Core Bond Funds to enter into futures contracts and purchase or write options thereon to the same extent as is permitted in fundamental policy 3(C). Proposals to be voted upon at a September 28, 2000 shareholder meeting seek approval for an expansion of the Large Cap Growth Fund's ability to invest in financial futures, including futures contracts on securities or market indexes, and approval for the Real Estate Equity Fund to invest in financial futures.

purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and various other domestic or foreign indexes.

  A currency futures contract is a contract to buy or sell a specified amount of another currency at a future time for a fixed price.

  The writer of an option on a financial futures contract agrees either to buy or sell a financial futures contract at a specified price, if the purchaser exercises the option and thereby assumes the opposite position in the financial futures contract. A "put" option obligates the option writer to buy a financial futures contract upon exercise of the option by the purchaser. If the option writer agrees to sell a financial futures contract at the option of the purchaser, it is commonly called a "call" option. As with other types of options, the party that writes the option receives a premium for doing so, and the party that purchases an option pays a premium therefor. However, there is no exercise (or strike) price, as such. Rather, if the value of the futures contract moves against the writer of the option, so that the option is (or is likely to be) exercised, the option writer, in effect, has the obligation to pay those losses.

  More specifically, an option written by an authorized fund on a financial futures contract requires the fund to pay any amount by which the fluctuating price of the underlying debt instrument or index exceeds (in the case of a call option) or is less than (in the case of a put option) the price specified in the futures contract to which the option relates. Therefore, if the price of the debt instrument or stock index on which the futures contract is based increases (in the case of a call option written by a fund) or decreases (in the case of a put option written by a fund), the fund may incur losses that exceed the amount of the premium received by the fund for writing the option.

  Financial futures are generally used as a hedge to protect against possible changes in interest rates and security prices. For example, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type owned by them, authorized funds may sell stock index futures contracts. Similarly, to hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities held by them, authorized funds may enter into interest rate futures sales contracts.

  The purchase of a futures contract could also enable an authorized fund to take the approximate economic equivalent of a substantial position in bonds or equity securities. In this way, the purchase and sale of stock index and interest rate futures can be used to maintain market exposure and manage cash flows.

  Financial futures, options thereon, and stock index options, when used by a Fund, will in most cases be based on securities or stock indexes the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund and in connection with which such instruments are used. Furthermore, due to supply and demand imbalances and other market factors, the price movements of financial futures, options thereon, and stock index options do not necessarily correspond exactly to the price movements of the securities, currencies, or stock index on which such instruments are based. These factors increase the difficulty of implementing a successful strategy using futures and options contracts.

  Funds generally will not take delivery of debt instruments pursuant to purchasing an interest rate futures contract, nor make a delivery of debt instruments pursuant to selling an interest rate futures contract. Nor will a Fund necessarily take delivery of or deliver currencies in connection with currency futures contracts. Instead, a Fund will more typically close out such futures positions by entering into closing futures contract transactions. Similarly, a Fund may wish to close out an option on a futures contract or an option on an index by entering into an offsetting position in those instruments. Generally speaking, entering into these types of closing transactions would not affect gains and losses of the Fund resulting from market action prior to such closing transactions. There is a risk, however, that at the time a Fund wishes to enter into such a closing transaction, trading in futures or options could be interrupted. This could occur, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. The futures and options exchanges also may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. Although subadvisers will seek to avoid situations where these factors would be likely to cause a problem for the Trust, in some cases they could adversely affect particular Fund transactions in these instruments.

  Under this Proposal, the Growth & Income Fund would be authorized to invest in financial futures contracts and options on such futures contracts for "bona fide hedging" purposes (as defined in the regulations of the Commodity Futures Trading Commission), and for other permissible purposes that are consistent with the Fund's investment objective. The Fund will not purchase, sell or write futures contracts or options thereon, other than for "bona fide hedging" purposes, if immediately thereafter the Fund's initial margin deposits on such outstanding non-hedging futures and options positions, plus the amount of premiums paid by the Fund for such out-standing non-hedging options on futures contracts, exceeds 5% of the market value of the Fund's net assets.

TRUSTEES' RECOMMENDATION

  The Board of Trustees believes that the proposed modification of investment policies to clearly permit the Growth & Income Fund to invest in financial futures is in the best interests of the Shareholders of that Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE GROWTH & INCOME FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THE
                                               ---
MODIFICATION OF INVESTMENT POLICIES TO PERMIT INVESTMENTS IN FINANCIAL FUTURES.

                     PROPOSALS 3A and 3B--ACTIVE BOND FUND

             AMENDMENTS TO THE SUB-INVESTMENT MANAGEMENT AGREEMENT
                  AND TO THE INVESTMENT MANAGEMENT AGREEMENT
                           FOR THE ACTIVE BOND FUND

  At its July 14, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, amendments to the Sub-Investment Management Agreement and the Investment Management Agreement that would increase fees payable by John Hancock to the sub-investment manager and increase fees payable by the Trust to John Hancock for management of the Active Bond Fund. Shareholders will need to approve both Proposals in order to implement either.

REASONS FOR THESE PROPOSALS

  The amendments to the Sub-Investment Management Agreement and the Investment Management Agreement for the Fund are being submitted for shareholder approval at the Meeting. Both amendments must be approved by Shareholders before either of them can go into effect.

THE PROPOSED AMENDMENT TO THE SUB-INVESTMENT MANAGEMENT AGREEMENT

  The current sub-investment manager for the Active Bond Fund is John Hancock Advisers, Inc. ("Advisers"). Advisers has been the Fund's sub-investment manager since May 1, 1995, pursuant to a Sub-Investment Management Agreement with the Trust and John Hancock. That agreement was last approved by Shareholders of the Fund on April 14, 1997. Under the Sub-Investment Management Agreement, Advisers provides a continuing and suitable investment program for the Fund consistent with the investment policies, objectives and restrictions of the Fund. Advisers manages the investment and reinvestment of the assets of the Fund subject to the overall supervision, direction, control and review of John Hancock and the Trust. John Hancock paid $25,831.15 to Advisers during 1999 for its services to the Active Bond Fund.

  In recommending to the Trustees the increase in sub-investment advisory fees for Advisers, John Hancock noted that Advisers had provided excellent long-term performance while maintaining a below-average risk profile as compared to other funds of this type. The Active Bond Fund has outperformed its benchmark in 4 of the 5 years that Advisers has been the sub-investment manager.

  Under the current Sub-Investment Management Agreement, Advisers is paid a fee at the annual rate of 0.1875% of the Fund's average daily net assets. Under this Proposal, John Hancock will pay Advisers 0.25% of the first $100 million of the Fund's average daily net assets, 0.20% of the next $150 million, 0.16% of the next $250 million, 0.125% of the next $500 million, and 0.10% of any additional amounts. There will be no other changes to the agreement.

  As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, any increase in the sub-advisory fees need not necessarily result in any additional charge to the Trust or to Shareholders. However, in this case the higher fees payable to Advisers will be reflected in the proposed increase to the investment advisory fee to be paid by the Trust to John Hancock.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT AND PROPOSED AMENDMENT

  Pursuant to its Investment Management Agreement with the Trust dated April 12, 1988, John Hancock advises the Trust in connection with policy decisions of the Active Bond Fund; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment managers referred to above; and supervises the activities of the other providers of services to the Fund. That agreement was last approved by the Shareholders on April 23, 1999.

  For any fiscal year in which the normal operating costs and expenses of the Active Bond Fund, exclusive of the investment advisory fees, interest, brokerage, commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund promptly after the end of the fiscal year in an amount equal to such excess. There was no reimbursement payable to the Active Bond Fund for the period ended December 31, 1999.

  Under the current Investment Management Agreement, John Hancock is paid a fee at the annual rate of 0.25% of the Fund's average daily net assets.

  After evaluating the fees to be charged to the Active Bond Fund in comparison to the cost of services to be rendered by John Hancock, John Hancock recommended to the Board of Trustees at its July 14, 2000 meeting that the current Investment Management Agreement be amended to reflect an increase in the Fund's investment advisory fees to 0.70% for the first $100 million of the Fund's average daily net assets, 0.65% of the next $150 million, 0.61% of the next $250 million, 0.58% of the next $500 million, and 0.55% for any additional amounts. At each of those Fund breakpoints, total expenses (i.e., proposed advisory fees plus other fund expenses) would be 0.03% higher (based upon 1999 expenses). If the increase had been in effect during 1999, (i) the Trust would have paid John Hancock $5,438,730.00 on behalf of the Active Bond Fund, rather than the $2,214,912.00 paid under the current Investment Management Agreement (a 145.6% increase), and (ii) the ratio of total expenses to average daily net assets would have been 0.64% rather than 0.28%. However, THE 0.64% RATIO COMPARES FAVORABLY WITH TOTAL EXPENSE RATIO CURRENTLY INCURRED BY FUNDS THAT SUPPORT OTHER VARIABLE INSURANCE PRODUCTS AND THAT HAVE SIMILAR INVESTMENT FOCUS. THE AVERAGE TOTAL EXPENSE RATIO FOR ALL SUCH FUNDS IS 0.66%. The foregoing analysis is based upon a study prepared for the Board by John Hancock using data collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds.

  The following table provides a tabular comparison of the actual expense
                                 -------
ratios for 1999 with expense ratios that would have been produced by the proposed modifications had they been in effect during 1999. The table is based on the Active Bond Fund's average net assets during the fiscal year ended December 31, 1999 and show (1) the current annualized level of all fees and
                                   -------
expenses for the Active Bond Fund under the current investment management fee schedule; and (2) the pro-forma annualized level of all fees and expenses that
                      ---------
would have been incurred by the Fund under the proposed investment management fee schedule. The percentages shown reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted by the Trust on April 23, 1999. Under the policy, John Hancock reimburses the Active Bond Fund when that Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

                                                              Current  Pro-Forma
                                                              -------  ---------
Management Fees..............................................  0.25%     0.61%
Distribution and Service (12b-1) Fees........................   N/A       N/A
Other Operating Expenses Absent Reimbursement................  0.03%     0.03%
                                                              ------    ------
Total Fund Expenses Absent Reimbursement.....................  0.28%     0.64%
Expense Reimbursement (including fee waivers)................ (0.00%)   (0.00%)
                                                              ------    ------
Total Fund Expenses After Reimbursement......................  0.28%     0.64%

Example: The following Example is intended to help compare the cost of investing in the Active Bond Fund under the current management fee schedule with the cost of investing in the Active Bond Fund under the proposed investment management fee schedule. The Example assumes that $10,000 is invested in the Active Bond Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Active Bond Fund's operating expenses remain the same. Because shares of the Active Bond Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated whether or not the shares were redeemed at that time.

                                                          One  Three Five   Ten
                                                          Year Years Years Years
                                                          ---- ----- ----- -----
Although actual costs may be higher or lower, under the
 current management fee schedule, the costs would be: ..  $29  $ 90  $157  $356
Although actual costs may be higher or lower, under the
 proposed management fee schedule, the costs would
 be: ...................................................  $65  $205  $357  $798

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

  The proposed amendment to the Investment Management Agreement will change the management fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Active Bond Fund when that Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

RATIONALE FOR PROPOSED CHANGES IN MANAGEMENT FEES

  After conducting a complete review of the level of investment management fees for comparable bond funds, John Hancock noted the following:

  . Since the inception of the Active Bond Fund, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

  . The current investment management fee level of the Fund (established in 1972) is significantly below the average contractual fee level for other mutual funds within the variable insurance products marketplace having similar investment focus.

  John Hancock wished to establish a new fee schedule for the Fund that would:

  . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus;

  . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Trust; and

  . provide a level of financial incentive that would make it easier for John Hancock to include the Fund as an investment option in its new insurance products.

  As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing. At the July 14, 2000 Board Meeting, the full Board met to review and consider John Hancock's proposed recommendation to implement a new investment management fee schedule for the Fund.

BASIS FOR THE TRUSTEES' RECOMMENDATION

  At a meeting held on July 14, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Fund (the "Independent Trustees"), unanimously approved a modified management fee schedule for the Active Bond Fund. The Board is recommending that Shareholders approve an Amended and Restated Investment Management Agreement between the Trust and John Hancock ("New Management Agreement") in order to modify the current investment management fee schedule. The proposed new schedule of investment management fee rates for the Active Bond Fund is as stated above.

  In evaluating and approving the New Management Agreement, the Board, including the Independent Trustees and in consultation with independent counsel to the Trust, requested and evaluated information provided by John Hancock which, in the Board's opinion, constituted all the information reasonably necessary for the

Board to form a judgment as to whether the New Management Agreement and management fee structure would be in the best interests of the Active Bond Fund and its Shareholders.

  In making its decision to approve the modified management fee schedule, the Board considered, among other factors, the following:

  . The comparability of the investment management fees and other expenses that would be paid by the Fund under the New Management Agreement to those paid to other funds within the current variable insurance marketplace having similar investment focus.

  . The significantly increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the investment management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

  . The impact of the proposed changes in investment management fee rates and changes in other expenses of the Fund on the Fund's total expense ratio.

  . The historical investment record of John Hancock in managing the Fund, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by John Hancock but having similar investment focus and asset types.

  . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

  . Current and projected profits to John Hancock, both under the current investment management fee schedule and the proposed new investment management fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

  . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including practices that permit potential benefits to Advisers from the placing of portfolio transactions to recognize research and brokerage services.

  . The need to provide sufficient revenues to John Hancock, within the competitive marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

  Based upon all of the above factors, the Board (including the Independent Trustees) determined that the new management fee arrangement proposed by John Hancock was fair, reasonable and in the best interests of the Fund and its Shareholders.

ADDITIONAL INFORMATION

  Advisers. Advisers have been managing mutual funds since 1968. As of June 30, 2000, Advisers and its affiliates managed $30 billion in assets of which approximately $4.9 billion were in bond portfolios. Advisers is an indirect wholly-owned subsidiary of John Hancock. Appendix D to this statement contains additional information concerning Advisers' Board of Directors and executive officers and fees for Advisers investment services to comparable funds.

  John Hancock. See Proposals 1A-1C of this statement for information on John Hancock.

TRUSTEES' RECOMMENDATION

  The Board of Trustees has determined that the amended Sub-Investment Management Agreement and the amended Investment Management Agreement are in the best interests of the Trust and the Shareholders of the Active Bond Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE ACTIVE BOND FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THE FOLLOWING:
                                    ---

  PROPOSAL 3A--THE AMENDED SUB-INVESTMENT MANAGEMENT AGREEMENT WITH ADVISERS

  PROPOSAL 3B--THE AMENDED INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK

                              PROPOSALS 4A and 4B
            SMALL CAP VALUE, GLOBAL BALANCED AND GLOBAL BOND FUNDS

  APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT AND AMENDMENT TO THE
                        INVESTMENT MANAGEMENT AGREEMENT
        FOR THE SMALL CAP VALUE, GLOBAL BALANCED AND GLOBAL BOND FUNDS

  At its July 14, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, a new Sub-Investment Management Agreement with Capital Guardian and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Small Cap Value Fund, Global Balanced Fund and Global Bond Fund. Shareholders of any of the Funds will need to approve both Proposals in order to implement either. Approval of BOTH Proposals by any Fund will be effective as to that Fund, even if either or both of the other Funds fail to approve both Proposals.

REASONS FOR THESE PROPOSALS

  The Sub-Investment Management Agreement with Capital Guardian, and a related amendment to the Investment Management Agreement for the Funds, are being submitted for shareholder approval at the Meeting. Both agreements must be approved by Shareholders of any Fund before either of them can go into effect.

THE SUB-INVESTMENT MANAGEMENT AGREEMENT WITH CAPITAL GUARDIAN

  The current sub-investment managers for the Funds are as follows:

  .  Small Cap Value Fund--INVESCO Management & Research, Inc. ("INVESCO")

  .  Global Balanced Fund--Brinson Partners, Inc. ("Brinson")

  .  Global Bond--J.P. Morgan Investment Management, Inc. ("J.P. Morgan").

  Agreements with each of these sub-investment managers were last approved by Shareholders of the respective Funds on April 14, 1997. During 1999, John Hancock paid the following amounts to each sub-investment manager for its services to the respective Fund: INVESCO--$352,420.87; Brinson--$148,851.36; and J.P. Morgan--$309,972.81.

  At its meeting on July 14, 2000, the Board, upon John Hancock's recommendation, decided that the Funds' sub-investment management relationships with INVESCO, Brinson and J.P. Morgan should be terminated, and that Capital Guardian should be appointed as successor for the reasons described in greater detail below. The terminations would only take effect upon shareholder approval of the Sub-Investment Management Agreement with Capital Guardian that is the subject of this Proposal.

  The principal reasons for John Hancock's recommendation to replace the current sub-investment managers were (i) to seek improved investment performance for the Funds, and (ii) the opportunity to form a strategic relationship with a premier investment manager. Such a strategic relationship is expected to result in more effective management and oversight of these Funds by reducing the number of sub-advisors from three to one. Among the factors that the John Hancock considered in focusing upon Capital Guardian were the following:

  . Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of small cap equity, global balanced and global bond portfolios.

  . Disciplined and well-defined investment process for investing in equity and fixed income securities.

  . Strong long-term performance record in managing small cap equity, global balanced and global bond portfolios.

  . Sub-investment advisory fees that are competitive relative to other portfolios with a similar investment focus.

  . Capital Guardian's reputation and presence in the variable products marketplace and its potential for increasing the growth in Fund assets.

John Hancock recommended to the Board of Trustees that Capital Guardian be retained as the new sub-investment manager of all three Funds.

  For the Small Cap Value Fund, John Hancock currently pays INVESCO a sub-investment advisory fee of 0.55% of the first $100 million of the Fund's average daily net assets; 0.50% of the next $100 million; and 0.40% of any additional amounts. Under this Proposal, John Hancock will pay Capital Guardian 0.65% of the first $150 million; 0.50% of the next $150 million, 0.40% of the next $200 million, and 0.35% of any additional amounts.

  For the Global Balanced Fund, John Hancock currently pays Brinson a sub-investment advisory fee of 0.50% of the first $100 million of the Fund's average daily net assets; and 0.35% of any additional amounts. Under this Proposal, John Hancock will pay Capital Guardian 0.65% of the first $150 million; 0.55% of the next $150 million, 0.40% of the next $200 million, and 0.35% of any additional amounts.

  For the Global Bond Fund, John Hancock currently pays J.P. Morgan a sub-investment advisory fee of 0.50% of the first $25 million of the Fund's average daily net assets; 0.40% of the next $50 million; 0.30% of the next $75 million, and 0.25% of any additional amounts. Under this Proposal, John Hancock will pay Capital Guardian 0.40% of the first $150 million; 0.35% of the next $150 million, 0.30% of the next $200 million, and 0.25% of any additional amounts.

  A copy of the form of the Sub-Investment Management Agreement is included as Appendix B-3 to this statement. As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, any increase in the sub-advisory fees need not necessarily result in any additional charge to the Trust or to Shareholders. However, in this case the higher fees payable to Capital Guardian will be reflected in the proposed increase to the investment advisory fee to be paid by the Trust to John Hancock. The provisions of the Sub-Investment Management Agreement do not otherwise contain terms that materially impose greater liability on the Funds or John Hancock in comparison to the provisions of the current sub-investment management agreements of the respective Funds.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK AND PROPOSED AMENDMENT

  Pursuant to its Investment Management Agreement with the Trust dated March 14, 1996, John Hancock advises the Trust in connection with policy decisions of the Funds; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Funds; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment managers referred to above; and supervises the activities of the other providers of services to the Funds. That agreement was last approved by the Shareholders on April 23, 1999.

  For any fiscal year in which the normal operating costs and expenses of any of the Funds, exclusive of the investment advisory fees, interest, brokerage, commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of that Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund promptly after the end of the fiscal year in an amount equal to such excess. The reimbursement paid to the Funds for the period ended December 31, 1999 was as follows: Small Cap Value Fund--$6,224.00, Global Balanced Fund-- $91,146.00, and Global Bond Fund--$1,445.00.

  Under the current Investment Management Agreement, John Hancock is paid advisory fees at the following annual rates:

  . Small Cap Value Fund--0.80% of the first $100 million of the Fund's average daily net assets; 0.75% of the next $100 million, and 0.65% of any additional amounts.

  . Global Balanced Fund--0.85% of the first $100 million of the Fund's average daily net assets; and 0.70% of any additional amounts.

  . Global Bond Fund--0.75% of the first $25 million of the Fund's average daily net assets; 0.65% of the next $50 million, 0.55% of the next $75 million and 0.50% of any additional amounts.

  After evaluating the fees to be charged to the Funds in comparison to the cost of services to be rendered by John Hancock and the fees to be paid to the new sub-investment manager, John Hancock recommended to the Board of Trustees at its July 14, 2000 meeting that the current Investment Management Agreement be amended to reflect an increase in each Fund's investment advisory fees to the following levels:

  . Small Cap Value Fund--0.90% of the first $150 million of the Fund's average daily net assets, 0.75% of the next $150 million, 0.65% of the next $200 million, and 0.60% of any additional amounts.

  . Global Balanced Fund--1.05% of the first $150 million of the Fund's average daily net assets, 0.95% of the next $150 million, 0.80% of the next $200 million, and 0.75% of any additional amounts.

  . Global Bond Fund--0.85% of the first $150 million of the Fund's average daily net assets, 0.80% of the next $150 million, 0.75% of the next $200 million, and 0.70% of any additional amounts.

At each breakpoint level of each Fund, total expenses (i.e., advisory fees plus other fund expenses capped as previously noted) would be 0.10% higher.

  If the increases had been in effect during 1999 for the Small Cap Value Fund, (i) the Trust would have paid John Hancock $576,718.00 on behalf of the Small Cap Value Fund, rather than the $512,633.00 paid under the current Investment Management Agreement (a 12.5% increase), and (ii) the ratio of total expenses to average daily net assets would have been 1.00% rather than 0.90%. However, THE 1.00% RATIO COMPARES FAVORABLY WITH TOTAL EXPENSE RATIOS CURRENTLY INCURRED BY FUNDS THAT SUPPORT OTHER VARIABLE INSURANCE PRODUCTS, THAT HAVE SIMILAR INVESTMENT FOCUS, AND THAT ARE OF A SIZE COMPARABLE TO THE SMALL CAP VALUE FUND (I.E., LESS THAN $100 MILLION IN ASSETS). THE AVERAGE TOTAL EXPENSE RATIO FOR ALL SUCH FUNDS IS 0.93%. The foregoing analysis is based upon a study prepared for the Board by John Hancock using data collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds.

  The following table provides a tabular comparison of the actual expense
                                 -------
ratios for 1999 with expense ratios that would have been produced by the proposed modifications for the Small Cap Fund had they been in effect during 1999. The table is based on the Small Cap Value Fund's average net assets during the fiscal year ended December 31, 1999 and show (1) the current
                                                                -------
annualized level of all fees and expenses for the Small Cap Value Fund under the current investment management fee schedule; and (2) the pro-forma
                                                            ---------
annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment management fee schedule. The percentages shown reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted by the Trust on April 23, 1999. Under the policy, John Hancock reimburses the Small Cap Value Fund when that Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

                                                              Current  Pro-Forma
                                                              -------  ---------
Management Fees..............................................  0.80%     0.90%
Distribution and Service (12b-1) Fees........................    N/A       N/A
Other Operating Expenses Absent Reimbursement................  0.16%     0.16%
                                                              ------    ------
Total Fund Expenses Absent Reimbursement.....................  0.96%     1.06%
Expense Reimbursement (including fee waivers)................ (0.06%)   (0.06%)
                                                              ------    ------
Total Fund Expenses After Reimbursement......................  0.90%     1.00%

Example: The following Example is intended to help compare the cost of investing in the Small Cap Value Fund under the current management fee schedule with the cost of investing in the Small Cap Value Fund under the proposed investment management fee schedule. The Example assumes that $10,000 is invested in the Small Cap Value Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Small Cap Value Fund's operating expenses remain the same. Because shares of the Small Cap Value Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated whether or not the shares were redeemed at that time.

                                                         One  Three Five   Ten
                                                         Year Years Years Years
                                                         ---- ----- ----- ------
Although actual costs may be higher or lower, under the
 current management fee schedule, the costs would
 be: ..................................................  $ 92 $287  $498  $1,108
Although actual costs may be higher or lower, under the
 proposed management fee schedule, the costs would
 be: ..................................................  $102 $318  $552  $1,225

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

  If the increases had been in effect during 1999 for the Global Balanced Fund, (i) the Trust would have paid John Hancock $312,578.00 on behalf of the Global Balanced Fund, rather than the $253,044.00 paid under the current Investment Management Agreement (a 23.5% increase), and (ii) the ratio of total expenses to average daily net assets would have been 1.15% rather than 0.95%. However, THE 1.15% RATIO COMPARES FAVORABLY WITH TOTAL EXPENSE RATIOS CURRENTLY INCURRED BY FUNDS THAT SUPPORT OTHER VARIABLE INSURANCE PRODUCTS, THAT HAVE SIMILAR INVESTMENT FOCUS, AND THAT ARE OF A SIZE COMPARABLE TO THE GLOBAL BALANCED FUND (I.E., LESS THAN $100 MILLION IN ASSETS). THE AVERAGE TOTAL EXPENSE RATIO FOR ALL SUCH FUNDS IS 1.18%. The foregoing analysis is based upon a study prepared for the Board by John Hancock using data collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds.

  The following table provides a tabular comparison of the actual expense
                                 -------
ratios for 1999 with expense ratios that would have been produced by the proposed modifications for the Global Balanced Fund had they been in effect during 1999. The table is based on the Global Balanced Fund's average net assets during the fiscal year ended December 31, 1999 and show (1) the current
                                                                       -------
annualized level of all fees and expenses for the Global Balanced Fund under the current investment management fee schedule; and (2) the pro-forma
                                                            ---------
annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment management fee schedule. The percentages shown reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted by the Trust on April 23, 1999. Under the policy, John Hancock reimburses the Global Balanced Fund when that Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

                                                              Current  Pro-Forma
                                                              -------  ---------
Management Fees..............................................  0.85%     1.05%
Distribution and Service (12b-1) Fees........................    N/A       N/A
Other Operating Expenses Absent Reimbursement................  0.46%     0.46%
                                                              ------    ------
Total Fund Expenses Absent Reimbursement.....................  1.31%     1.51%
Expense Reimbursement (including fee waivers)................ (0.36%)   (0.36%)
                                                              ------    ------
Total Fund Expenses After Reimbursement......................  0.95%     1.15%

Example: The following Example is intended to help compare the cost of investing in the Global Balanced Fund under the current management fee schedule with the cost of investing in the Global Balanced Fund under the proposed investment management fee schedule. The Example assumes that $10,000 is invested in the Global Balanced Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Global Balanced Fund's operating expenses remain the same. Because shares of the Global Balanced Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated whether or not the shares were redeemed at that time.

                                                         One  Three Five   Ten
                                                         Year Years Years Years
                                                         ---- ----- ----- ------
Although actual costs may be higher or lower, under the
 current management fee schedule, the costs would
 be: ..................................................  $ 97 $303  $525  $1,166
Although actual costs may be higher or lower, under the
 proposed management fee schedule, the costs would
 be: ..................................................  $117 $365  $633  $1,398

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

  If the increases had been in effect during 1999 for the Global Bond Fund,
(i) the Trust would have paid John Hancock $605,565.00 on behalf of the Global Bond Fund, rather than the $488,070.00 paid under the current Investment Management Agreement (a 24.1% increase), and (ii) the ratio of total expenses to average daily net assets would have been 0.95% rather than 0.79%. However, THE 0.95% RATIO COMPARES FAVORABLY WITH TOTAL EXPENSE RATIOS CURRENTLY INCURRED BY FUNDS THAT SUPPORT OTHER VARIABLE INSURANCE PRODUCTS AND THAT HAVE SIMILAR INVESTMENT FOCUS. THE AVERAGE TOTAL EXPENSE RATIO FOR ALL SUCH FUNDS IS 1.06%. The foregoing analysis is based upon a study prepared for the Board by John Hancock using data collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds.

  The following table provides a tabular comparison of the actual expense
                                 -------
ratios for 1999 with expense ratios that would have been produced by the proposed modifications for the Global Bond Fund had they been in effect during 1999. The table is based on the Global Bond Fund's average net assets during the fiscal year ended December 31, 1999 and show (1) the current annualized
                                                         -------
level of all fees and expenses for the Global Bond Fund under the current investment management fee schedule; and (2) the pro-forma annualized level of
                                                ---------
all fees and expenses that would have been incurred by the Fund under the proposed investment management fee schedule. The percentages shown reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted by the Trust on April 23, 1999. Under the policy, John Hancock reimburses the Global Bond Fund when that Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

                                                              Current  Pro-Forma
                                                              -------  ---------
Management Fees..............................................  0.69%     0.85%
Distribution and Service (12b-1) Fees........................    N/A       N/A
Other Operating Expenses Absent Reimbursement................  0.15%     0.15%
                                                              ------    ------
Total Fund Expenses Absent Reimbursement.....................  0.84%     1.00%
Expense Reimbursement (including fee waivers)................ (0.05%)   (0.05%)
                                                              ------    ------
Total Fund Expenses After Reimbursement......................  0.79%     0.95%

Example: The following Example is intended to help compare the cost of investing in the Global Bond Fund under the current management fee schedule with the cost of investing in the Global Bond Fund under the proposed investment management fee schedule. The Example assumes that $10,000 is invested in the Global Bond Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Global Bond Fund's operating expenses remain the same. Because shares of the Global Bond Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated whether or not the shares were redeemed at that time.

                                                         One  Three Five   Ten
                                                         Year Years Years Years
                                                         ---- ----- ----- ------
Although actual costs may be higher or lower, under the
 current management fee schedule, the costs would
 be: ..................................................  $81  $252  $439  $  978
Although actual costs may be higher or lower, under the
 proposed management fee schedule, the costs would
 be: ..................................................  $97  $303  $525  $1,166

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

  The proposed amendment to the Investment Management Agreement will change the management fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse each of the Small Cap Value, Global Balanced and Global Bond Funds when that Fund's "other fund expenses" exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

RATIONALE FOR PROPOSED CHANGES IN MANAGEMENT FEES

  After conducting a complete review of the level of investment management fees for comparable funds, John Hancock noted the following:

  . Since the inception of the Funds, there has been an increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

  . The current investment management fee levels of the Funds are below the average contractual fee levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size (significantly below with respect to the Global Balanced and Global Bond Funds).

John Hancock wished to establish a new fee schedule for each of the Funds that would:

  . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset size; and

  . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Funds.

  As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing. At the July 14, 2000 Board Meeting, the full Board met to review and consider John Hancock's proposed recommendation to implement new investment management fee schedules for the Funds.

BASIS FOR THE TRUSTEE'S RECOMMENDATION

  At a meeting held on July 14, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved a modified management fee schedule for each of the Funds. The Board is recommending that Shareholders approve an Amended and Restated Investment Management Agreement between the Trust and John Hancock ("New Management Agreement") in order to modify the current investment management fee schedules. The proposed new schedule of investment management fee rates for the Small Cap Value, Global Balanced and Global Bond Funds is as stated above.

  In evaluating and approving the New Management Agreement, the Board, including the Independent Trustees and in consultation with independent counsel to the Trust, requested and evaluated information provided by John Hancock which, in the Board's opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the New Management Agreement and management fee structure would be in the best interests of the Small Cap Value, Global Balanced and Global Bond Fund and their Shareholders.

  In making its decision to approve the modified management fee schedule, the Board considered, among other factors, the following:

  . The comparability of the investment management fees and other expenses that would be paid by the Fund under the New Management Agreement to those paid to other funds within the current variable insurance marketplace having similar investment focus and asset size.

  . The significantly increased commitment of personnel and resources required of John Hancock, since the inception of the Funds, to support the investment management services provided to the Funds, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Funds.

  . The impact of the proposed changes in investment management fee rates and changes in other expenses of each Fund on each Fund's total expense ratio and the continued willingness of John Hancock to agree to limit total operating expenses for each Fund.

  . The historical investment record of John Hancock in managing each of the Funds, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by John Hancock but having similar investment focus and asset types.

  . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Funds since their inception.

  . Current and projected profits to John Hancock, both under the current investment management fee schedule and the proposed new investment management fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

  . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including practices that permit potential benefits to Capital Guardian from the placing of portfolio transactions to recognize research and brokerage services.

  . The need to provide sufficient revenues to John Hancock, within the competitive marketplace, to promote the Funds as a funding medium for variable insurance products it may market in the future and increase the opportunities for growth in the Funds' assets.

  Based upon all of the above factors, the Board (including the Independent Trustees) determined that the new management fee arrangement proposed by John Hancock was fair, reasonable and in the best interests of the Funds and the Funds' Shareholders.

ADDITIONAL INFORMATION

  Capital Guardian. See Proposals 1A-1C of this statement for information on Capital Guardian.

  John Hancock. See Proposals 1A-1C of this statement for information on John Hancock.

TRUSTEES' RECOMMENDATION

  The Board of Trustees has determined that the Sub-Investment Management Agreement and the amended Investment Management Agreement are in the best interests of the Trust and the Shareholders of the Small Cap Value, Global Balanced and Global Bond Funds.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE SMALL CAP VALUE FUND, GLOBAL BALANCED FUND AND GLOBAL BOND FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THE FOLLOWING:
  PROPOSAL 4A--THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH CAPITAL
               GUARDIAN

  PROPOSAL 4B--THE AMENDED INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK

                                                                     Appendix A

                         RECORD DATE AND VOTING SHARES

  As of the close of business on August 31, 2000 ("the record date"), there were the following shares outstanding:

                                                                     Number
Name of Fund                                                        of Shares
------------                                                     ---------------
Managed......................................................... 205,919,687.203
Growth & Income................................................. 197,412,383.564
Small Cap Value.................................................   7,159,146.855
Global Balanced.................................................   3,065,654.472
Active Bond.....................................................  89,690,585.126
Global Bond.....................................................   6,454,927.592

  Each Trust share is entitled to one vote, and fractional votes will be counted.

  The number of Trust shares attributable to each owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the Meeting, a policy's cash (or account) value (less any outstanding indebtedness) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested. The number of Trust shares attributable to each owner of a variable annuity contract ("contract") is determined by dividing, as of the record date of the Meeting, the value of the Accumulation Shares under a contract (or for each contract under which annuity payments have commenced, the equivalent determined by dividing the contract reserves by the value of one Accumulation Share) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested.

  As of the close of business on August 31, 2000, John Hancock, JHVLICO and IPL had in the aggregate the following numbers of shares representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to policies and contracts:

                                                                   Percentage of
                                                        Number     Total Shares
Name of Fund                                           of Shares    Outstanding
------------                                         ------------- -------------
Managed.............................................             0
Growth & Income.....................................             0
Small Cap Value.....................................             0
Global Balanced..................................... 1,075,069.275     35.07
Active Bond.........................................             0
Global Bond.........................................             0

                                                                    Appendix B-1

                  PROPOSALS 1A and 1B--FORMS OF MULTI-MANAGER
                      SUB-INVESTMENT MANAGEMENT AGREEMENT

  The Capital Guardian Sub-Investment Management Agreement to be voted upon begins on the following page. It will be dated and signed on or within a reasonable time after approval by Shareholders of the Managed Fund.

  The IIA Sub-Investment Management Agreement to be voted upon immediately follows the Capital Guardian Sub-Investment Management Agreement. It will be dated and signed on or within a reasonable time after approval by Shareholders of the Managed Fund.

                                     B-1-1

                                                                  (Managed Fund)


                      SUB-INVESTMENT MANAGEMENT AGREEMENT

                                     AMONG

                      JOHN HANCOCK VARIABLE SERIES TRUST I

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                      AND

                         CAPITAL GUARDIAN TRUST COMPANY




                                     B-1-2

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

  AGREEMENT made as of the   day of    , 2000 by and among John Hancock
Variable Series Trust I, a Massachusetts business trust (the "Trust"), John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO"), and Capital Guardian Trust Company, a California corporation ("Advisers");

  WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

  WHEREAS, JHLICO is engaged in the business of rendering investment advice under the Investment Advisers Act of 1940, and the Advisers is a state-chartered bank exempt from registration under the Investment Advisers Act of 1940; and

  WHEREAS, the Trust is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Trust offers shares in several classes, one of which is designated as the Managed Fund, (together with all other classes established by the Trust, collectively referred to as the "Funds"), each of which pursues its investment objectives through separate investment policies; and

  WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an Investment Management Agreement dated as of April 12, 1988 (the "Investment Management Agreement"), pursuant to which it may contract with one or more sub-managers with respect to the Managed Fund;

  NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. Appointment of Sub-Manager.

  (a) Subject Fund. Advisers is hereby appointed and Advisers hereby accepts the appointment to act as an investment adviser and manager to the Managed Fund (the "Subject Fund") for the period and on the terms herein set forth, for the compensation herein provided.

  (b) Incumbency Certificates. Advisers shall furnish to JHLICO, immediately upon execution of this Agreement, a certificate of authorized personnel of Advisers setting forth (by name and title, and including specimen signatures) those individuals of Advisers who are authorized to act on behalf of the Subject Fund pursuant to the provisions of this Agreement. Advisers shall promptly provide further supplemental certificates, as needed, to reflect all changes with respect to such authorized personnel for the Subject Fund. On behalf of the Trust, JHLICO shall instruct the custodian for the Subject Fund to accept instructions with respect to the Subject Fund from the authorized personnel of Advisers so named.

  (c) Independent Contractor. Advisers shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

  (d) Advisers' Representations. Advisers represents, warrants and agrees (i) that it is a "bank" as defined in the Investment Advisers Act of 1940 and exempt from registration as an investment adviser under the Investment Advisers Act of 1940, (ii) that it will promptly notify JHLICO if the foregoing representation and agreement shall cease to be true (in any material respect) at any time during the term of this Agreement, (iii) that it will promptly notify JHLICO of any material change in the senior management or ownership of Advisers, or of any change in the identity of the personnel who manage the Subject Fund(s), (iv) that it has adopted a code of ethics complying with the requirements of Rule 17j-1 of the Securities and Exchange Commission (the "SEC") under the 1940 Act and has provided true and complete copies of such code to the Trust and to JHLICO, and has adopted procedures reasonably designed to prevent violations of such code, and (v) that, if applicable, it has

                                     B-1-3
furnished the Trust and JHLICO each with a copy of Advisers' Form ADV, as most recently filed with the SEC, and will promptly furnish copies of each future amendment thereto.

2. Provision of Investment Management Services.

  Advisers will provide for the Subject Fund's assets as may be designated to it by JHLICO from time to time (the "Subject Assets") a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Fund, as established by the Trust and JHLICO. From time to time, JHLICO or the Trust may provide Advisers in writing (including, without limit, electronic communication) with additional or amended investment policies, procedures, guidelines and restrictions with the opportunity for prior review by Advisers. Advisers, as a sub-manager, will use due care to manage the investment and reinvestment of the Subject Assets, and perform the functions set forth below, subject to the overall supervision, direction, control and review of JHLICO and the Board of Trustees of the Trust, consistent with the applicable investment policies, guidelines and restrictions, the provisions of the Trust's Declaration of Trust, Bylaws, prospectus, statement of additional information (each as in effect from time to time), provisions of the 1940 Act and all other applicable laws and regulations deemed to be Sub-Advisers' duty under the Subject Funds' compliance manual and procedures (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions delivered to Advisers in writing by JHLICO or the Trust from time to time) as is mutually agreed to from time to time, such agreement not to be unreasonably withheld. In the event that, in addition to Advisers, other investment advisers or sub-managers are appointed by the Trust or JHLICO to render investment advisory services to the Subject Fund, JHLICO and the Trust each acknowledges and agrees that Advisers will not be held responsible for such other investment advisers' or sub-managers' compliance with policies and limitations applicable to the Subject Fund. By its signature below, Advisers acknowledges receipt of a copy of the Trust's Declaration of Trust, Bylaws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.

  Advisers will, at its own expense:

    (a) upon request, furnish the Trust with research, economic and statistical data in connection with said Fund's investments and investment policies including, without limit, investment policy decisions to be made by the Trust's Board of Trustees or any committee thereof regarding the Subject Fund;

    (b) submit such reports and information as JHLICO or the Trust's Board of Trustees may reasonably request, to reasonably assist the custodian in its determination of the market value of securities held in the Subject Assets;

    (c) place orders for purchases and sales of portfolio investments for the Subject Assets;

    (d) give instructions to the Subject Fund's custodian concerning the delivery of securities and transfer of cash for the Subject Assets;

    (e) maintain and preserve the records relating to its activities hereunder required by the 1940 Act to be maintained and preserved by the Trust;

    (f) at the close of business each day, provide JHLICO and the custodian with copies of trade tickets for each transaction effected for the Subject Assets, and promptly forward to the custodian copies of all brokerage or dealer confirmations;

    (g) as soon as practicable following the end of each calendar month, provide JHLICO with written statements showing all transactions effected for the Subject Assets during the month, a summary listing all investments held in the Subject Assets as of the last day of the month, and such other information as JHLICO may reasonably request in connection with the accounting services that JHLICO provides for the Subject Fund;

    (h) subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Assets in accordance with Advisers' proxy voting policy as most recently supplied to JHLICO, or in such other manner as JHLICO and Advisers may reasonably agree upon from time to time; and

                                     B-1-4

    (i) provide timely information to JHLICO and the Trust concerning Advisers and its activities hereunder in connection with the Subject Assets to assure accurate disclosure of such matters (or information necessary to make the statements not misleading) in any Prospectus, Statement of Additional Information or registration statement of the Trust or JHLICO, or in any sales literature or materials for the sale or distribution of the Trust's shares, it being understood that JHLICO and the Trust shall otherwise be solely responsible for the accuracy of such documents.

  On its own initiative, Advisers will apprise JHLICO and the Trust of important economic developments materially affecting the marketplace or the Subject Assets, and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose. Advisers will also make its personnel available in Boston or other reasonable locations as often as quarterly to discuss the Subject Assets and Advisers' management thereof, to educate JHLICO sales personnel with respect thereto (in such manner and format as the parties reasonably agree upon from time to time), and for such other purposes as the Trust or JHLICO may reasonably request.

  The Trust and JHLICO will provide timely information to Advisers regarding such matters as purchases and redemptions of shares in the Subject Fund and the cash requirements of, and cash available for investment in, the Subject Fund. JHLICO will timely provide Advisers with copies of monthly accounting statements for the Subject Fund, and such other information (including, without limitation, reports concerning the classification of portfolio securities of the Subject Fund for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817) as may be reasonably necessary or appropriate in order for Advisers to perform its responsibilities hereunder.

  Advisers shall have no duty or obligation to the Trust or to JHLICO, and shall not be expected or responsible to perform any service or function with respect thereto, except as is expressly stated in this Agreement.

3. Allocation of Expenses.

  Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees to assume the expense of:

    (a) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

    (b) custodian fees and expenses;

    (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and

    (d) interest payable on the Trust's borrowings.

Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

4. Sub-Advisory Fees.

  For all of the services rendered with respect to the Subject Assets as herein provided, JHLICO shall pay to Advisers a fee (for the payment of which the Trust shall have no obligation or liability), based on the Current Net Assets (as defined below) of the Subject Assets, as set forth in Schedule I attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Assets during any calendar month, the fee with respect to the Subject Assets accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean the net assets as of the most recent preceding day for which that

                                     B-1-5

Subject Fund's net assets were determined by the Subject Fund's Custodian or by the Subject Fund's administrator, as the case may be.

5. Portfolio Transactions.

  In connection with the investment and reinvestment of the assets of the Subject Assets, Advisers is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Subject Assets and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Subject Assets. Advisers shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Fund and its shareholders, Advisers shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Fund or to the Advisers, and who charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. Advisers shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

  Advisers will not receive any tender offer solicitation fees or similar payments in connection with the tender of investments of any Fund.

6. Ownership of Information, Records, and Confidentiality.

  The Trust shall own and control all records maintained hereunder by Advisers on the Trust's behalf and, in the event of termination of this Agreement with respect to the Subject Assets for any reason, upon request of the Trust or its designee, all records relating to the Subject Fund shall be promptly returned to the Trust, free from any claim or retention of rights by Advisers, provided that (subject to the last paragraph of this Section 6) Advisers may retain copies of such records. Advisers also agrees, upon request of the Trust, promptly to surrender such books and records or, at its expense, copies thereof, to the Trust or make such books and records available for audit or inspection by representatives of regulatory authorities or other persons reasonably designated by the Trust. Advisers further agrees that with respect to its activities hereunder, it shall maintain, prepare and preserve such books and records as are required in accordance with the 1940 Act and rules thereunder, including but not limited to Rules 31a-1 and 31a-2, and supply all information requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with. Advisers shall supply the Board of Trustees and officers of the Trust and JHLICO with all statistical information regarding investments made on behalf of the Subject Assets which is reasonably required by them and reasonably available to Advisers.

  Advisers shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Trust has authorized such disclosure, or (after reasonable notice to the Trust) if such disclosure is expressly requested by applicable federal or state regulatory authorities.

7. Liability; Standard of Care.

  No provision of this Agreement shall be deemed to protect Advisers against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. No provision of this Agreement shall be deemed to protect JHLICO against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Investment Management Agreement. Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance his duties or the reckless disregard of his obligations and duties. Advisers shall

                                     B-1-6
employ only qualified personnel to manage the Subject Assets; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) use due care to comply with the investment policies, guidelines and restrictions of the Subject Fund and with the provisions of the Trust's Declaration of Trust, Bylaws, prospectus and statement of additional information; shall manage the Subject Assets (subject to the receipt of, and based upon the information contained in, periodic reports from JHLICO or the custodian concerning the classification of Fund securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act at all times in the best interests of the Trust; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. However, Advisers shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

8. Duration and Termination of this Agreement.

  (a) Duration. This Agreement shall become effective with respect to the Subject Fund on the date hereof and, unless terminated as herein provided, shall remain in full force and effect for two years from the date hereof, and shall continue in full force and effect thereafter so long as such continuance is approved at least annually (a) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of such Fund, and (b) in either event by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  Any approval of this Agreement by the holders of a majority of the outstanding shares of the Subject Fund shall be effective to continue this Agreement with respect to such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

  (b) Termination. This Agreement may be terminated with respect to the Subject Fund at any time, without payment of any penalty, by vote of the trustees of the Trust or by vote of a majority of the outstanding shares of such Fund, by Advisers on at least sixty days' written notice to the Trust and JHLICO, or by JHLICO on at least sixty days' written notice to the Trust and Advisers.

  (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (other than as permitted pursuant to Section 15 below) or if the Investment Management Agreement is terminated.

9. Services not Exclusive; Use of Advisers' Name and Logo.

  (a) The services of Advisers to the Trust are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of Advisers and of its subsidiaries and affiliates may continue to engage in providing Fund management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

  (b) The parties agree that the name "Capital Guardian Trust Company", the names of the Advisers' affiliates within The Capital Group Companies, Inc. as listed on Schedule II to this Agreement, and any logo or trade or service mark (including but not limited to the American Funds Group of mutual funds) (collectively referred to as the "Protected Information"), are the valuable property of the Advisers and its affiliates. The Trust

                                     B-1-7
and JHLICO shall have the right to use the Protected Information provided that, prior to distribution of any materials which refer to Advisers or the Protected Information, JHLICO shall consult with Advisers and shall furnish to Advisers a copy of such materials. Advisers agrees to cooperate with JHLICO and to review such materials promptly. JHLICO shall not distribute such materials if Advisers reasonably objects in writing, within five (5) business days of its receipt of such copy (or such other time as may be mutually agreed), to the manner in which its name and the Protected Information are used.

10. Avoidance of Inconsistent Position.

  In connection with the purchase and sale of portfolio securities of the Subject Fund, Advisers and its directors, officers and employees will not act as principal or agent or receive any commission. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Fund with those for other accounts by Advisers or its affiliates, if orders are allocated in a manner deemed equitable by Advisers among the accounts and at a price approximately averaged.

11. Amendment.

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing agreed to by the parties hereto. Additionally, no amendment of this Agreement shall be effective with until approved specifically by (a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of the Subject Fund, and (b) by vote of a majority of those trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12. Limitation of Liability.

  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of the Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.

13. Notices.

  Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISERS:       Capital Guardian Trust Company
                333 South Hope Street
                Los Angeles, CA 90072
                Attn: Treasurer
                Fax #: (213) 486-9218

JHLICO:         John Hancock Life Insurance Company
                200 Clarendon Street
                P.O. Box 111
                Boston, MA 02117
                Attention: Raymond F. Skiba
                Fax #: 617-572-4953

                                     B-1-8

TRUST:          John Hancock Variable Series Trust I
                200 Clarendon Street
                P.O. Box 111
                Boston, MA 02117
                Attention: Raymond F. Skiba
                Fax #: 617-572-4953

14. Governing Law.

  This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

15. Assignment.

  This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

                                     B-1-9

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

                                          John Hancock Variable Series Trust I

Attest:

_____________________________________     By: _________________________________
                                            Title:

                                          John Hancock Life Insurance Company

Attest:

_____________________________________     By: _________________________________
                                            Title:

                                          Capital Guardian Trust Company

Attest:

_____________________________________     By: _________________________________
                                            Title:

                                     B-1-10

                                   SCHEDULE I

                                      FEES

Current Net Assets Under
Management                Sub-Advisory Fee
------------------------  ----------------
On the first $150
 million of Subject
 Assets.................  50 basis points (0.50%) per annum
On the next $150 million
 of Subject Assets......  45 basis points (0.45%) per annum
On the first $200
 million of Subject
 Assets.................  30 basis points (0.30%) per annum
On Subject Assets over
 $500 million...........  25 basis points (0.25%) per annum

                                     B-1-11

                                  SCHEDULE II

              The Capital Group Companies, Inc. and its Affiliates

  1.AFD      American Funds Distributors, Inc.
  2.AFS      American Funds Service Company
  3.CGC      The Capital Group Companies, Inc.
  4.CGII     Capital Group International, Inc.
  5.CGRI     Capital Group Research, Inc.
  6.CGCI     Capital Guardian (Canada), Inc.
  7.CGRC     Capital Guardian Research Company
  8.CGTC     Capital Guardian Trust Company
  9.CGTN     Capital Guardian Trust Company, a Nevada Corporation
 10.CIAC     Capital International Advisory Company S.A.
 11.CIACFMC  Capital International All Countries Fund Management Company S.A.
 12.CIEFMC   Capital International Europe Fund Management Company
 13.CIGSMC   Capital International Global Small Cap Fund Management Company S.A.
 14.CII      Capital International, Inc.
 15.CIKK     Capital International K.K.
 16.CIKFMC   Capital International Kokusai Fund Management Company S.A.
 17.CIL      Capital International Limited
 18.CIL-B    Capital International Limited (Bermuda)
 19.CIMC     Capital International Management Company S.A.
 20.CIRI     Capital International Research, Inc.
 21.CISA     Capital International S.A.
 22.CMS      Capital Management Services, Inc.
 23.CRC      Capital Research Company
 24.CRMC     Capital Research and Management Company
 25.CSR      Capital Strategy Research, Inc.
 26.CIHACFMC CIHAC Fund Management Company S.A.

                                     B-1-12

                                                                  (Managed Fund)


                      SUB-INVESTMENT MANAGEMENT AGREEMENT

                                     AMONG

                      JOHN HANCOCK VARIABLE SERIES TRUST I

                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.

                                      AND

                      JOHN HANCOCK LIFE INSURANCE COMPANY




                                     B-1-13

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

  AGREEMENT made as of the   day of    , 2000 by and among John Hancock
Variable Series Trust I, a Massachusetts business trust (the "Trust"), Independence Investment Associates, Inc., a Delaware corporation ("IIA"), and John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO").

  WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

  WHEREAS, JHLICO and IIA are engaged in the business of rendering investment advice under the Investment Advisers Act of 1940; and

  WHEREAS, the Trust is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Trust offers shares in several classes, one of which is designated as the Managed Fund, (together with all other classes established by the Trust, the "Funds"), each of which pursues its investment objectives through separate investment policies; and

  WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an Investment Management Agreement dated as of April 12, 1988 (the "Investment Management Agreement"), pursuant to which it may contract with one or more investment advisers as provided for herein;

  NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. Appointment of Sub-Manager.

  (a) Subject Fund. IIA is hereby appointed and IIA hereby accepts the appointment to act as an investment adviser and manager to the Managed Fund
(the "Subject Fund"), effective      , 2000, for the period and on the terms
herein set forth, for the compensation herein provided.

  (b) Additional Subject Funds. In the event that the Trust and JHLICO desire to retain IIA to render investment advisory services hereunder for any other Fund, they shall so notify IIA in writing. If it is willing to render such services, IIA shall notify the Trust in writing, whereupon such Fund shall become a Subject Fund hereunder.

  (c) Independent Contractor. IIA shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

2. Provision of Investment Management Services.

  IIA will provide for such portion of the Subject Fund's assets as may be designated to it by JHLICO from time to time (the "Subject Assets") a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Fund, as furnished to IIA by JHLICO in writing from time to time. IIA will manage the investment and reinvestment of the the Subject Assets, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Board of Trustees of the Trust, JHLICO and, as in effect from time to time, the provisions of the Trust's Declaration of Trust, Bylaws, prospectus, statement of additional information (all as furnished to IIA by JHLICO in writing from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions, all as delivered to IIA in writing by JHLICO or the Trust from time to time).

                                    B-1-14

  IIA will have investment discretion with respect to the Subject Assets and will, at its own expense:

    (a) upon request, advise the Trust in connection with investment decisions to be made by its Board of Trustees or any committee thereof regarding the Subject Assets and furnish the Trust with research, economic and statistical data in connection with investments and investment policies for the Subject Assets;

    (b) submit such reports relating to the valuation of the Subject Assets as the Trust's Board of Trustees may reasonably request;

    (c) place orders for purchases and sales of portfolio investments for the Subject Assets;

    (d) maintain and preserve the records relating to its activities hereunder, including those records required by the 1940 Act to be maintained by it and preserved by the Trust, to the extent not maintained by the Trust's custodian, transfer agent or JHLICO; and

    (e) subject to its receipt of all necessary voting materials, in its discretion, as it deems advisable in the best interests of the Subject Fund, vote, or cause to be voted, any or all proxies with respect to the Subject Assets in accordance with IIA's proxy voting policy as most recently provided to JHLICO.

  The Trust and JHLICO will provide timely information to IIA regarding such matters as purchases and redemptions of shares with respect to the Subject Assets and the cash requirements of, and cash available for investment in, the Subject Assets, and all information (including, without limitation, reports concerning the classification of Fund securities for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817) as may be reasonably necessary or appropriate in order for IIA to perform its responsibilities hereunder. On its own initiative, IIA will apprise JHLICO and the Trust of important developments materially affecting the Subject Assets and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose.

3. Allocation of Expenses.

  Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees, without limitation, to assume the expense of:

    (i) brokerage commissions for transactions in the portfolio investments of the Subject Assets and similar fees, charges and expenses incurred in connection with the acquisition, disposition, lending or borrowing of such portfolio investments;

    (ii) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and

    (iii) interest payable on the Trust's borrowings.

Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

4. Sub-Advisory Fees.

  For all of the services rendered as herein provided, JHLICO shall pay to IIA a fee (for payment of which the Trust shall have no obligation or liability) based on the Current Net Assets of the Subject Assets, as set forth in Schedule I attached hereto and made a part hereof. The fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Assets during any calendar month, the fee with respect to such Subject Assets accrued to termination shall be paid promptly following such termination.

  "Current Net Assets" of the Subject Assets for purposes of computing the amount of advisory fee accrued for any day shall mean the net assets of the Subject Assets as of the most recent preceding day for which the Subject Assets' net assets were computed.

                                     B-1-15

5. Fund Transactions.

  In connection with the investment and reinvestment of the assets of the Subject Fund, IIA is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Subject Assets and to use its best efforts to obtain best execution with respect to all such purchases and sales of Fund securities for said Subject Assets. IIA shall maintain records reasonably adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Fund and its shareholders, IIA shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Fund or to IIA, and who charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. IIA shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

  The fees payable to IIA by JHLICO hereunder shall be reduced by any tender offer solicitation fees or similar payments received by IIA, in connection with the tender of investments of any Subject Assets (less direct expenses incurred by IIA in connection with obtaining such fees or payments), to the extent not otherwise paid or credited to the Subject Fund.

6. Information, Records, and Confidentiality.

  The Trust shall own and control all records maintained hereunder by IIA on the Trust's behalf and, in the event of termination of this Agreement with respect to the Subject Fund for any reason, all records (or true and complete copies thereof) relating to that Fund shall be promptly returned to the Trust, free from any claim or retention of rights by IIA. IIA also agrees, upon request of the Trust, promptly to surrender such books and records or, at its expense, copies thereof, to the Trust or make such books and records available for inspection by representatives of regulatory authorities or other persons reasonably designated by the Trust. IIA further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to, Rules 31a-1 and 31a-2 and to supply all information in its possession or reasonably available to it, requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with.

  IIA shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only (i) to John Hancock Life Insurance Company, or to any other person or entity that directly or indirectly owns all or substantially all of the IIA's capital stock; (ii) if the Trust or JHLICO has authorized such disclosure, or (iii) if such disclosure is expressly required by applicable federal or state regulatory authorities or court proceedings.

  IIA shall supply the Board of Trustees and officers of the Trust and JHLICO with all statistical information regarding investments which is reasonably required by them and reasonably available to it.

7. Liability; Standard of Care.

  No provision of this Agreement shall be deemed to protect IIA or JHLICO against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement, as applicable. Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his duties or the reckless disregard of his obligations and duties. IIA shall employ only qualified personnel to manage the Subject Assets; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement (provided that copies of any applicable investment restrictions imposed by state insurance laws and regulations

                                     B-1-16
shall be furnished to IIA by JHLICO); shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Subject Fund and with the provisions of the Trust's Declaration of Trust, Bylaws, prospectus and statement of additional information, all as furnished to IIA by JHLICO in writing from time to time; shall manage the Subject Assets (subject to the receipt of, and based upon the information contained in, periodic reports from JHLICO or the custodian concerning the classification of Fund securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act in its management of the Subject Assets in the best interests of the Trust, subject however to its duties to other clients as described in Section 9 below; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. However, IIA shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

8. Duration and Termination of this Agreement.

  (a) Duration. This Agreement shall become effective with respect to the Managed Fund on the date set forth in Section 1(a) hereof and, with respect to any additional Subject Fund, on the date of receipt by the Trust of notice from IIA in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Subject Fund and, with respect to each additional Subject Fund, until two years following the date on which such Fund becomes a Subject Fund hereunder, and shall continue in full force and effect thereafter with respect to each Subject Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of such Fund, and (b) in either event by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

  (b) Termination. This Agreement may be terminated with respect to any Subject Fund at any time, without payment of any penalty, by the Trust pursuant to a vote of the trustees of the Trust or a vote of a majority of the outstanding shares of such Fund, which termination shall be effective immediately upon delivery of notice thereof to IIA and JHLICO. This Agreement may be terminated by IIA on at least sixty days' prior written notice to the Trust and JHLICO, or by JHLICO on at least sixty days' prior written notice to the Trust and IIA. Transactions already entered into by IIA but not yet settled at the time of any such termination shall settle for the account of the Trust.

  (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment or if the Investment Management Agreement is terminated.

9. Services not Exclusive.

  The services of IIA to the Trust are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors,

                                     B-1-17
officers and employees of IIA and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

  Nothing in this Agreement shall limit or restrict IIA or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own accounts; provided, however, that no such person shall purchase securities from or sell securities to the Subject Fund except as permitted under applicable laws and regulations, including without limitation the 1940 Act and the Investment Advisers Act of 1940, and the rules and regulations thereunder. The Trust acknowledges that IIA and its officers, affiliates and employees, and its and their other clients, may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of under this Agreement. IIA shall have no obligation to acquire for the Subject Fund a position in any investment which IIA, its officers, affiliates or employees may acquire for their own accounts or for the account of another client, if in the sole discretion of IIA it is not feasible or desirable to do so.

10. Avoidance of Inconsistent Position.

  In connection with the purchase and sale of portfolio securities of the Subject Assets, IIA and its directors, officers and employees will not act as principal or agent or receive any commission, except as may be permitted under applicable laws and regulations and the policies and procedures of the Trust in effect from time to time. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Assets with those for other accounts managed by IIA or its affiliates, if orders are allocated in a manner deemed equitable by IIA among the accounts and at a price approximately averaged.

11. Amendment.

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by a duly authorized officer of the party or parties intending to be bound thereby. No amendment of this Agreement shall be effective until approved specifically by
(a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of the Subject Fund, and (b) by vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12. Limitation of Liability.

  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of the Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.

13. Governing Law.

  This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

14. Notices.

  Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission (provided that any notice delivered by facsimile shall be followed promptly by a duplicate notice delivered by another permitted method of delivery), by hand or by commercial overnight delivery service, addressed as follows:

                                     B-1-18

IIA:
                Independence Investment Associates, Inc.
                53 State Street
                Boston, MA 02109
                Attention: President
                Fax #: 617-228-8895

JHMLICO:
                John Hancock Life Insurance Company
                200 Clarendon Street
                P.O. Box 111
                Boston, MA 02117
                Attention: Raymond F. Skiba
                Fax #: 617-375-4835

TRUST:
                John Hancock Variable Trust Trust I
                200 Clarendon Street
                P.O. Box 111
                Boston, MA 02117
                Attention: Raymond F. Skiba
                Fax #: 617-375-4835

15. Assignment.

  This Agreement may not be assigned by any party, either in whole or in part.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

                                          John Hancock Variable Series Trust I

                                          By: _________________________________
                                            Title: Chairman and CEO

                                          John Hancock Life Insurance Company

                                          By: _________________________________
                                            Title: Vice President

                                          Independence Investment Associates,
                                           Inc.

                                          By: _________________________________
                                            Title:

                                    B-1-19

                                   SCHEDULE I

                                      FEES

Current Net Assets Under Management       Sub-Advisory Fee
-----------------------------------       ----------------
On the first $500 million................ 30 basis points (0.30%) per annum
On the next $500 million................. 26.25 basis points (0.2625%) per annum
On amounts over $1 billion............... 22.5 basis points (0.225%) per annum

                                     B-1-20

                                                                   Appendix B-2

                  PROPOSALS 2A and 2B--FORMS OF MULTI-MANAGER
                      SUB-INVESTMENT MANAGEMENT AGREEMENT

  The Putnam Sub-Investment Management Agreement to be voted upon begins on the following page. It will be dated and signed on or within a reasonable time after approval by Shareholders of the Growth & Income Fund.

  The IIA Sub-Investment Management Agreement to be voted upon begins on page B-2-11. It will be dated and signed on or within a reasonable time after approval by Shareholders of the Growth & Income Fund.


                                     B-2-1

                                                               (Growth & Income)


                      SUB-INVESTMENT MANAGEMENT AGREEMENT

                                     AMONG

                      JOHN HANCOCK VARIABLE SERIES TRUST I

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                      AND

                       PUTNAM INVESTMENT MANAGEMENT, INC.

                                     B-2-2

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

  AGREEMENT made as of the   day of    , 2000 by and among John Hancock
Variable Series Trust I, a Massachusetts business trust (the "Trust"), John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO"), and Putnam Investment Management, Inc. ("Advisers");

  WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

  WHEREAS, JHLICO and Advisers are each engaged in the business of rendering investment advice under the Investment Advisers Act of 1940; and

  WHEREAS, the Trust is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Trust offers shares in several classes, one of which is designated as the Growth & Income Fund, (together with all other classes established by the Trust, collectively referred to as the "Funds"), each of which pursues its investment objectives through separate investment policies; and

  WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an Investment Management Agreement dated as of April 12, 1988 (the "Investment Management Agreement"), pursuant to which it may contract with one or more sub-managers with respect to the Growth & Income Fund.

  NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. Appointment of Sub-manager

  (a) Subject Fund. Advisers is hereby appointed and Advisers hereby accepts the appointment to act as an investment adviser and manager to the Growth & Income Fund (the "Subject Fund") for the period and on the terms herein set forth, for the compensation herein provided.

  (b) Incumbency Certificates. Advisers shall furnish to JHLICO, immediately upon execution of this Agreement, a certificate of a senior officer of Advisers setting forth (by name and title, and including specimen signatures) those employees of Advisers who are authorized to issue instructions for trades for the Subject Fund pursuant to the provisions of this Agreement. Advisers shall promptly provide supplemental certificates, as needed, to reflect all changes with respect to such employees for any Subject Fund. On behalf of the Trust, JHLICO shall instruct the custodian for the Subject Fund to accept instructions with respect to the Subject Fund from the employees of Advisers so named.

  (c) Independent Contractor. Advisers shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

  (d) Advisers' Representations. Advisers represents, warrants and agrees (i) that it is registered as an investment adviser under the Investment Advisers Act of 1940, and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (ii) that it will promptly notify JHLICO if the foregoing representation and agreement shall cease to be true (in any material respect) at any time during the term of this Agreement,
(iii) that it will promptly notify JHLICO of any material change in the senior management or ownership of Advisers, or of any change in the identity of the personnel who manage the Subject Fund(s), (iv) that it has adopted a code of ethics complying with the requirements of Rule 17j-1 of the Securities and Exchange Commission (the "SEC") under the 1940 Act and has provided true and complete copies of such code to the Trust and to JHLICO, and has adopted procedures designed to prevent violations of such code, and (v) that it has furnished the Trust and

                                     B-2-3

JHLICO each with a copy of Advisers' Form ADV, as most recently filed with the SEC, and will promptly furnish copies of each future amendment thereto.

2. Provision of Investment Management Services.

  Advisers will provide for the Subject Fund's assets as may be designated to it by JHLICO from time to time (the "Subject Assets") a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Fund, as set forth in the Subject Fund's current Prospectus and Statement of Additional Information. From time to time, JHLICO or the Trust may provide Advisers in writing (including, without limit, electronic communication) with additional or amended investment policies, guidelines and restrictions. Advisers, as a sub-manager, will manage the investment and reinvestment of the Subject Assets, and perform the functions set forth below, subject to the overall supervision, direction, control and review of JHLICO and the Board of Trustees of the Trust, consistent with the applicable investment policies, guidelines and restrictions, the provisions of the Trust's Declaration of Trust, Bylaws, prospectus, statement of additional information (each as in effect from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions, each as delivered to Advisers in writing by JHLICO or the Trust from time to time). In the event that, in addition to Advisers, other investment advisers or sub-managers are appointed by the Trust or JHLICO to render investment advisory services to the Subject Fund, JHLICO and the Trust each acknowledges and agrees that Advisers will not be held responsible for such other investment advisers' or sub-managers' compliance with policies and limitations applicable to the Subject Fund. By its signature below, Advisers acknowledges receipt of a copy of the Trust's Declaration of Trust, Bylaws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.

  Advisers will, at its own expense:

    (a) advise the Subject Fund in connection with investment policy decisions regarding the Subject Assets and, upon request, furnish the Trust with research, economic and statistical data in connection with investments and investment policies for the Subject Assets;

    (b) submit such reports and information as JHLICO or the Trust's Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the Subject Assets (it being understood that Advisers is not responsible for the pricing of the Subject Assets);

    (c) place orders for purchases and sales of portfolio investments for the Subject Assets;

    (d) give instructions to the Subject Fund's custodian concerning the delivery of securities and transfer of cash for the Subject Assets;

    (e) maintain and preserve the records relating to its activities hereunder required by the 1940 Act to be maintained and preserved by the Trust, to the extent not maintained by the custodian, transfer agent or JHLICO;

    (f) at the close of business each day, provide JHLICO and the custodian with copies of trade tickets, and a daily summary sufficient to verify trade data received by the custodian from third parties for each transaction effected for the Subject Assets;

    (g) as soon as practicable following the end of each calendar month, provide JHLICO with written statements showing all transactions effected for the Subject Assets during the month, a summary listing all investments held in the Subject Assets as of the last day of the month, and such other information as JHLICO may reasonably request in connection with the accounting services that JHLICO provides for the Subject Fund (it being understood that Advisers is not responsible for such accounting services); and

    (h) absent specific instructions to the contrary provided to it by JHLICO and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Assets in accordance with Advisers' proxy voting policy as most recently provided to JHLICO.

                                     B-2-4

  On its own initiative, Advisers will apprise JHLICO and the Trust of important political and economic developments materially affecting the marketplace or the Subject Assets, and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose. Advisers will also make its personnel available in Boston or other reasonable locations as often as quarterly to discuss the Subject Assets and Advisers' management thereof, to educate JHLICO sales personnel with respect thereto, and for such other purposes as the Trust or JHLICO may reasonably request.

  The Trust and JHLICO will provide timely information to Advisers regarding such matters as purchases and redemptions of shares in the Subject Fund and the cash requirements of, and cash available for investment in, the Subject Fund. JHLICO will timely provide Advisers with copies of monthly accounting statements for the Subject Fund, and such other information (including, without limitation, reports concerning the classification of portfolio securities for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury Regulations Section 1.817) as may be reasonably necessary or appropriate in order for Advisers to perform its responsibilities hereunder.

3. Allocation of Expenses.

  Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees to assume the expense of:

    (i) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

    (ii) custodian fees and expenses;

    (iii) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and

    (iv) interest payable on the Trust's borrowings.

Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

4. Sub-Advisory Fees.

  For all of the services rendered with respect to the Subject Assets as herein provided, JHLICO shall pay to Advisers a fee (for the payment of which the Trust shall have no obligation or liability), based on the Current Net Assets (as defined below) of the Subject Assets, as set forth in Schedule I attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Assets during any calendar month, the fee with respect to the Subject Assets accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean the net assets as of the most recent preceding day for which the Subject Fund's net assets were computed.

5. Portfolio Transactions.

  In connection with the investment and reinvestment of the Subject Assets, Advisers is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Subject Assets and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Subject Assets. Advisers shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Fund and its shareholders, Advisers shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Fund or to the Advisers, and who charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the

                                     B-2-5
basis of seeking the most favorable price and execution. Advisers shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

  Advisers will not receive any tender offer solicitation fees or similar payments in connection with the tender of investments of any Fund.

6. Ownership of Information, Records, and Confidentiality.

  Except for such records Advisers is required to maintain under the Investment Advisers Act of 1940, as amended, the Trust shall own and control all records maintained hereunder by Advisers on the Trust's behalf and, in the event of termination of this Agreement with respect to the Subject Assets for any reason, all records relating to the Subject Fund owned by the Trust shall be promptly returned to the Trust, free from any claim or retention of rights by Advisers, provided that (subject to the last paragraph of this Section 6) Advisers may retain copies of such records. Advisers also agrees, upon request of the Trust, promptly to surrender such books and records or, at its expense, copies thereof, to the Trust or make such books and records available for audit or inspection by representatives of regulatory authorities or other persons reasonably designated by the Trust. Advisers further agrees to maintain, prepare and preserve such books and records as it is required to as an investment sub-adviser to the Trust in accordance with the 1940 Act and rules thereunder, including but not limited to Rules 31a-1 and 31a-2, and to supply all such information related to the Subject Fund as may be requested by any insurance regulatory authorities in connection with such insurance authorities' administration of insurance laws and regulations. Advisers shall supply the Board of Trustees and officers of the Trust and JHLICO with all statistical information regarding investments made on behalf of the Subject Assets which is reasonably required by them and reasonably available to Advisers.

  Advisers shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is expressly requested by applicable federal or state regulatory authorities. Advisers shall provide reasonable notice to the Trust of any such disclosure to applicable federal or state regulatory officials in connection with any audit of the Subject Fund or the Trust, and in any event, Advisers shall provide reasonable notice to the Trust of any threatened, pending or final regulatory enforcement or other disciplinary action involving Advisers.

7. Liability; Standard of Care.

  Advisers shall be liable to JHLICO, the Trust or the Trust's shareholders for losses resulting from any willful misfeasance, bad faith or negligence in the performance of Advisers' duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement. No provision hereof shall be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance his duties or the reckless disregard of his obligations and duties. Adviser shall employ only qualified personnel to manage the Subject Assets; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Subject Fund and with the provisions of the Trust's Declaration of Trust, Bylaws, prospectus and statement of additional information; shall manage the Subject Assets (subject to the receipt of, and based upon the information contained in, periodic reports from JHLICO or the custodian concerning the classification of Fund securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act at all times in the best interests of the Trust; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. However, Advisers shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

                                     B-2-6

8. Duration and Termination of this Agreement.

  (a) Duration. This Agreement shall become effective with respect to the Subject Fund on the date hereof and, unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof and shall continue in full force and effect thereafter so long as such continuance is approved at least annually (a) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of such Fund, and (b) in either event by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (b) Any approval of this Agreement by the holders of a majority of the outstanding shares of the Subject Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

  (c) Termination. This Agreement may be terminated at any time, without payment of any penalty, by the Trust pursuant to a vote of the trustees of the Trust or a vote of a majority of the outstanding shares of the Subject Fund, which termination shall be effective immediately upon delivery of notice thereof to Advisers and JHLICO. This Agreement may be terminated by Advisers on at least ninety days' prior written notice to the Trust and JHLICO, and may be terminated by JHLICO on at least ninety days' prior written notice to the Trust and Advisers.

  (d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment or if the Investment Management Agreement is terminated.

9. Services not Exclusive; Use of Advisers' Name and Logo.

  (a) The services of Advisers to the Trust are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of Advisers and of its subsidiaries and affiliates may continue to engage in providing Fund management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

  (b) During the term of this Agreement, JHLICO and the Trust shall have the non-exclusive and non-transferable right to use Advisers' name and logo in all materials relating to the Subject Fund, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Trust or the public. However, prior to distribution of any materials which refer to Advisers or use its logo, JHLICO shall consult with Advisers and shall furnish to Advisers a copy of such materials. Advisers agrees to cooperate with JHLICO and to review such materials promptly. JHLICO shall not distribute such materials if Advisers reasonably objects in writing, within ten (10) days of its receipt of such copy (or such other time as may be mutually agreed), to the manner in which its name and logo are used.

10. Avoidance of Inconsistent Position.

  In connection with the purchase and sale of portfolio securities of the Subject Assets, Advisers and its directors, officers and employees will not act as principal or agent or receive any commission. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Assets with those for other registered investment companies managed by Advisers or its affiliates, if orders are allocated in a manner deemed equitable by Advisers among the accounts and at a price approximately averaged.

                                     B-2-7

11. Amendment.

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective until approved specifically by (a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of the Subject Fund, and (b) by vote of a majority of those trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12. Limitation of Liability.

  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of the Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.

13. Notices

  Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISERS:       Putnam Investment Management, Inc.
                One Post Office Square
                Boston, Mass 02109
                Fax #: 617-292-1625

JHLICO:         John Hancock Life Insurance Company
                200 Clarendon Street
                P.O. Box 111
                Boston, MA 02117
                Attention: Raymond F. Skiba
                Fax #: 617-572-4953

TRUST:          John Hancock Variable Series Trust I
                200 Clarendon Street
                P.O. Box 111
                Boston, MA 02117
                Attention: Raymond F. Skiba
                Fax #: 617-572-4953

14. Governing Law.

  This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

15. Assignment.

  This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

                                     B-2-8

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

                                          John Hancock Variable Series Trust I

Attest:

_____________________________________     By: _________________________________
                                            Title:

                                          John Hancock Life Insurance Company

Attest:

_____________________________________     By: _________________________________
                                            Title:

                                          Putnam Investment Management, Inc.

Attest:

_____________________________________     By: _________________________________
                                            Title:

                                     B-2-9

                                   SCHEDULE I

                                      FEES

Current Net Assets Under
Management                Sub-Advisory Fee
------------------------  ----------------
On the first
 $150,000,000 of Subject
 Assets.................  50 basis points (0.50%) per annum
On the next $150,000,000
 of Subject Assets......  45 basis points (0.45%) per annum
On Subject Assets over
 $300,000...............  35 basis points (0.35%) per annum

                                     B-2-10

                                                          (Growth & Income Fund)


                      SUB-INVESTMENT MANAGEMENT AGREEMENT

                                     AMONG

                      JOHN HANCOCK VARIABLE SERIES TRUST I

                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.

                                      AND

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                     B-2-11

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

  AGREEMENT made as of the   day of    , 2000 by and among John Hancock
Variable Series Trust I, a Massachusetts business trust (the "Trust"), Independence Investment Associates, Inc., a Delaware corporation ("IIA"), and John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO").

  WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

  WHEREAS, JHLICO and IIA are engaged in the business of rendering investment advice under the Investment Advisers Act of 1940; and

  WHEREAS, the Trust is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Trust offers shares in several classes, one of which is designated as the Growth & Income Fund, (together with all other classes established by the Trust, the "Funds"), each of which pursues its investment objectives through separate investment policies; and

  WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an Investment Management Agreement dated as of April 12, 1988 (the "Investment Management Agreement"), pursuant to which it may contract with one or more investment advisers as provided for herein;

  NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. Appointment of Sub-Manager

  (a) Subject Fund. IIA is hereby appointed and IIA hereby accepts the appointment to act as an investment adviser and manager to the Growth & Income
Fund (the "Subject Fund"), effective      , 2000, for the period and on the
terms herein set forth, for the compensation herein provided.

  (b) Additional Subject Funds. In the event that the Trust and JHLICO desire to retain IIA to render investment advisory services hereunder for any other Fund, they shall so notify IIA in writing. If it is willing to render such services, IIA shall notify the Trust in writing, whereupon such Fund shall become a Subject Fund hereunder.

  (c) Independent Contractor. IIA shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

2. Provision of Investment Management Services.

  IIA will provide for such portion of the Subject Fund's assets as may be designated to it by JHLICO from time to time (the "Subject Assets") a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Fund, as furnished to IIA by JHLICO in writing from time to time. IIA will manage the investment and reinvestment of the the Subject Assets, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Board of Trustees of the Trust, JHLICO and, as in effect from time to time, the provisions of the Trust's Declaration of Trust, Bylaws, prospectus, statement of additional information (all as furnished to IIA by JHLICO in writing from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions, all as delivered to IIA in writing by JHLICO or the Trust from time to time).

                                     B-2-12

  IIA will have investment discretion with respect to the Subject Assets and will, at its own expense:

    (a) upon request, advise the Trust in connection with investment decisions to be made by its Board of Trustees or any committee thereof regarding the Subject Assets and furnish the Trust with research, economic and statistical data in connection with investments and investment policies for the Subject Assets;

    (b) submit such reports relating to the valuation of the Subject Assets as the Trust's Board of Trustees may reasonably request;

    (c) place orders for purchases and sales of portfolio investments for the Subject Assets;

    (d) maintain and preserve the records relating to its activities hereunder, including those records required by the 1940 Act to be maintained by it and preserved by the Trust, to the extent not maintained by the Trust's custodian, transfer agent or JHLICO; and

    (e) subject to its receipt of all necessary voting materials, in its discretion, as it deems advisable in the best interests of the Subject Fund, vote, or cause to be voted, any or all proxies with respect to the Subject Assets in accordance with IIA's proxy voting policy as most recently provided to JHLICO.

  The Trust and JHLICO will provide timely information to IIA regarding such matters as purchases and redemptions of shares with respect to the Subject Assets and the cash requirements of, and cash available for investment in, the Subject Assets, and all information (including, without limitation, reports concerning the classification of Fund securities for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817) as may be reasonably necessary or appropriate in order for IIA to perform its responsibilities hereunder. On its own initiative, IIA will apprise JHLICO and the Trust of important developments materially affecting the Subject Assets and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose.

3. Allocation of Expenses.

  Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees, without limitation, to assume the expense of:

    (i) brokerage commissions for transactions in the portfolio investments of the Subject Assets and similar fees, charges and expenses incurred in connection with the acquisition, disposition, lending or borrowing of such portfolio investments;

    (ii) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and

    (iii) interest payable on the Trust's borrowings.

Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

4. Sub-Advisory Fees.

  For all of the services rendered as herein provided, JHLICO shall pay to IIA a fee (for payment of which the Trust shall have no obligation or liability) based on the Current Net Assets of the Subject Assets, as set forth in
Schedule I attached hereto and made a part hereof. The fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Assets during any calendar month, the fee with respect to such Subject Assets accrued to termination shall be paid promptly following such termination.

  "Current Net Assets" of the Subject Assets for purposes of computing the amount of advisory fee accrued for any day shall mean the net assets of the Subject Assets as of the most recent preceding day for which the Subject Assets' net assets were computed.

                                    B-2-13

5. Fund Transactions.

  In connection with the investment and reinvestment of the assets of the Subject Fund, IIA is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Subject Assets and to use its best efforts to obtain best execution with respect to all such purchases and sales of Fund securities for said Subject Assets. IIA shall maintain records reasonably adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Fund and its shareholders, IIA shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Fund or to IIA, and who charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. IIA shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

  The fees payable to IIA by JHLICO hereunder shall be reduced by any tender offer solicitation fees or similar payments received by IIA, in connection with the tender of investments of any Subject Assets (less direct expenses incurred by IIA in connection with obtaining such fees or payments), to the extent not otherwise paid or credited to the Subject Fund.

6. Information, Records, and Confidentiality.

  The Trust shall own and control all records maintained hereunder by IIA on the Trust's behalf and, in the event of termination of this Agreement with respect to the Subject Fund for any reason, all records (or true and complete copies thereof) relating to that Fund shall be promptly returned to the Trust, free from any claim or retention of rights by IIA. IIA also agrees, upon request of the Trust, promptly to surrender such books and records or, at its expense, copies thereof, to the Trust or make such books and records available for inspection by representatives of regulatory authorities or other persons reasonably designated by the Trust. IIA further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to, Rules 31a-1 and 31a-2 and to supply all information in its possession or reasonably available to it, requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with.

  IIA shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only (i) to John Hancock Life Insurance Company, or to any other person or entity that directly or indirectly owns all or substantially all of the IIA's capital stock; (ii) if the Trust or JHLICO has authorized such disclosure, or (iii) if such disclosure is expressly required by applicable federal or state regulatory authorities or court proceedings.

  IIA shall supply the Board of Trustees and officers of the Trust and JHLICO with all statistical information regarding investments which is reasonably required by them and reasonably available to it.

7. Liability; Standard of Care.

  No provision of this Agreement shall be deemed to protect IIA or JHLICO against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement, as applicable. Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his duties or the reckless disregard of his obligations and duties. IIA shall employ only qualified personnel to manage the Subject Assets; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement (provided that copies of any applicable investment restrictions imposed by state insurance laws and regulations shall be furnished to IIA by JHLICO); shall (as provided in Section 2 above) comply with the investment

                                     B-2-14
policies, guidelines and restrictions of the Subject Fund and with the provisions of the Trust's Declaration of Trust, Bylaws, prospectus and statement of additional information, all as furnished to IIA by JHLICO in writing from time to time; shall manage the Subject Assets (subject to the receipt of, and based upon the information contained in, periodic reports from JHLICO or the custodian concerning the classification of Fund securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act in its management of the Subject Assets in the best interests of the Trust, subject however to its duties to other clients as described in Section 9 below; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. However, IIA shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

8. Duration and Termination of this Agreement.

  (a) Duration. This Agreement shall become effective with respect to the Growth & Income Fund on the date set forth in Section 1(a) hereof and, with respect to any additional Subject Fund, on the date of receipt by the Trust of notice from IIA in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Subject Fund and, with respect to each additional Subject Fund, until two years following the date on which such Fund becomes a Subject Fund hereunder, and shall continue in full force and effect thereafter with respect to each Subject Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of such Fund, and (b) in either event by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

  (b) Termination. This Agreement may be terminated with respect to any Subject Fund at any time, without payment of any penalty, by the Trust pursuant to a vote of the trustees of the Trust or a vote of a majority of the outstanding shares of such Fund, which termination shall be effective immediately upon delivery of notice thereof to IIA and JHLICO. This Agreement may be terminated by IIA on at least sixty days' prior written notice to the Trust and JHLICO, or by JHLICO on at least sixty days' prior written notice to the Trust and IIA. Transactions already entered into by IIA but not yet settled at the time of any such termination shall settle for the account of the Trust.

  (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment or if the Investment Management Agreement is terminated.

9. Services not Exclusive.

  The services of IIA to the Trust are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of IIA and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

                                     B-2-15

  Nothing in this Agreement shall limit or restrict IIA or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own accounts; provided, however, that no such person shall purchase securities from or sell securities to the Subject Fund except as permitted under applicable laws and regulations, including without limitation the 1940 Act and the Investment Advisers Act of 1940, and the rules and regulations thereunder. The Trust acknowledges that IIA and its officers, affiliates and employees, and its and their other clients, may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of under this Agreement. IIA shall have no obligation to acquire for the Subject Fund a position in any investment which IIA, its officers, affiliates or employees may acquire for their own accounts or for the account of another client, if in the sole discretion of IIA it is not feasible or desirable to do so.

10. Avoidance of Inconsistent Position.

  In connection with the purchase and sale of portfolio securities of the Subject Assets, IIA and its directors, officers and employees will not act as principal or agent or receive any commission, except as may be permitted under applicable laws and regulations and the policies and procedures of the Trust in effect from time to time. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Assets with those for other accounts managed by IIA or its affiliates, if orders are allocated in a manner deemed equitable by IIA among the accounts and at a price approximately averaged.

11. Amendment.

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by a duly authorized officer of the party or parties intending to be bound thereby. No amendment of this Agreement shall be effective until approved specifically by
(a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of the Subject Fund, and (b) by vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12. Limitation of Liability.

  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of the Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.

13. Governing Law.

  This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

14. Notices.

  Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission (provided that any notice delivered by facsimile shall be followed promptly by a duplicate notice delivered by another permitted method of delivery), by hand or by commercial overnight delivery service, addressed as follows:

IIA:            Independence Investment Associates, Inc.
                53 State Street
                Boston, MA 02109
                Attention: President
                Fax #: 617-228-8895

                                    B-2-16

JHMLICO:        John Hancock Life Insurance Company
                200 Clarendon Street
                P.O. Box 111
                Boston, MA 02117
                Attention: Raymond F. Skiba
                Fax #: 617-375-4835

TRUST:          John Hancock Variable Trust Trust I
                200 Clarendon Street
                P.O. Box 111
                Boston, MA 02117
                Attention: Raymond F. Skiba
                Fax #: 617-375-4835

15. Assignment.

  This Agreement may not be assigned by any party, either in whole or in part.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

                                          John Hancock Variable Series Trust I


                                          By: _________________________________
                                            Title: Chairman and CEO

                                          John Hancock Life Insurance Company


                                          By: _________________________________
                                            Title: Vice President

                                          Independence Investment Associates,
                                           Inc.


                                          By: _________________________________
                                            Title:

                                    B-2-17

                                   SCHEDULE I

                                      FEES

Current Net Assets Under Management       Sub-Advisory Fee
-----------------------------------       ----------------
All assets............................... 18.75 basis points (0.1875%) per annum

                                     B-2-18

                                                                    Appendix B-3

       PROPOSAL 4A--SPECIMEN FORM OF SUB-INVESTMENT MANAGEMENT AGREEMENT

Proposal 4: Proposed Sub-Investment Management Agreement with Capital Guardian.

  The following agreement will be signed and dated on or within a reasonable time after the date of approval by Shareholders of the Small Cap Value, Global Balanced and Global Bond Funds.

                                     B-3-1

                              (Small Cap, Global Balanced and Global Bond Funds)


                      SUB-INVESTMENT MANAGEMENT AGREEMENT

                                     AMONG

                      JOHN HANCOCK VARIABLE SERIES TRUST I

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                      AND

                         CAPITAL GUARDIAN TRUST COMPANY




                                     B-3-2

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

  AGREEMENT made as of the   day of    , 2000 by and among John Hancock
Variable Series Trust I, a Massachusetts business trust (the "Trust"), John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO"), and Capital Guardian Trust Company, a California corporation ("Advisers");

  WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

  WHEREAS, JHLICO is engaged in the business of rendering investment advice under the Investment Advisers Act of 1940, and the Advisers is a state-chartered bank exempt from registration under the Investment Advisers Act of 1940; and

  WHEREAS, the Trust is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Trust offers shares in several classes, including, without limit, the Small Cap Fund, the Global Balanced Fund and the Global Bond Fund (together with all other classes established by the Trust, collectively referred to as the "Funds"), each of which pursues its investment objectives through separate investment policies; and

  WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an Investment Management Agreement dated as of March 14, 1996 (the "Investment Management Agreement"), pursuant to which it may contract with Advisers as a Sub-Manager as provided for herein;

  NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. Appointment of Sub-Manager

  (a) Initial Subject Funds. Advisers is hereby appointed and Advisers hereby accepts the appointment to act as investment adviser and manager to the Small Cap Fund, the Global Balanced Fund and the Global Bond Fund (the "Subject Funds") for the period and on the terms herein set forth, for the compensation herein provided.

  (b) Additional Subject Funds. In the event that the Trust and JHLICO desire to retain Advisers to render investment advisory services hereunder for any other Fund, they shall so notify Advisers in writing. If it is willing to render such services, Advisers shall notify the Trust in writing, whereupon such Fund shall become a Subject Fund hereunder.

  (c) Incumbency Certificates. Advisers shall furnish to JHLICO, immediately upon execution of this Agreement, a certificate of authorized personnel of Advisers setting forth (by name and title, and including specimen signatures) those individuals of Advisers who are authorized to act on behalf of the Subject Funds pursuant to the provisions of this Agreement. Advisers shall promptly provide supplemental certificates in connection with each additional Subject Fund (if any) and further supplemental certificates, as needed, to reflect all changes with respect to such authorized personnel for any Subject Fund. On behalf of the Trust, JHLICO shall instruct the custodian for each Subject Fund to accept instructions with respect to that Subject Fund from the authorized personnel of Advisers so named.

  (d) Independent Contractor. Advisers shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

  (e) Advisers' Representations. Advisers represents, warrants and agrees (i) that it is a "bank" as defined in the Investment Advisers Act of 1940 and exempt from registration as an investment adviser under the

                                     B-3-3

Investment Advisers Act of 1940, (ii) that it will promptly notify JHLICO if the foregoing representation and agreement shall cease to be true (in any material respect) at any time during the term of this Agreement, (iii) that it will promptly notify JHLICO of any material change in the senior management or ownership of Advisers, or of any change in the identity of the personnel who manage the Subject Fund(s), (iv) that it has adopted a code of ethics complying with the requirements of Rule 17j-1 of the Securities and Exchange Commission (the "SEC") under the 1940 Act and has provided true and complete copies of such code to the Trust and to JHLICO, and has adopted procedures reasonably designed to prevent violations of such code, and (v) that, if applicable, it has furnished the Trust and JHLICO each with a copy of Advisers' Form ADV, as most recently filed with the SEC, and will promptly furnish copies of each future amendment thereto.

2. Provision of Investment Management Services.

  Advisers will provide for each Subject Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Fund, as established by the Trust and JHLICO. From time to time, JHLICO or the Trust may provide Advisers in writing (including, without limit, electronic communication) with additional or amended investment policies, procedures, guidelines and restrictions with the opportunity for prior review by Advisers. Advisers, as Sub-Manager, will use due care to manage the investment and reinvestment of the assets in the Subject Fund, and perform the functions set forth below, subject to the overall supervision, direction, control and review of JHLICO and the Board of Trustees of the Trust, consistent with the applicable investment policies, guidelines and restrictions, the provisions of the Trust's Declaration of Trust, Bylaws, prospectus, statement of additional information (each as in effect from time to time), provisions of the 1940 Act and all other applicable laws and regulations deemed to be Sub-Advisers' duty under the Subject Funds' compliance manual and procedures (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions delivered to Advisers in writing by JHLICO or the Trust from time to time) as is mutually agreed to from time to time, such agreement not to be unreasonably withheld. By its signature below, Advisers acknowledges receipt of a copy of the Trust's Declaration of Trust, Bylaws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.

  Advisers will, at its own expense:

  (a) upon request, furnish the Trust with research, economic and statistical data in connection with said Fund's investments and investment policies including , without limit, investment policy decisions to be made by the Trust's Board of Trustees or any committee thereof regarding the Subject Fund;

  (b) submit such reports and information as JHLICO or the Trust's Board of Trustees may reasonably request, to reasonably assist the custodian in its determination of the market value of securities held in the Subject Assets;

  (c) place orders for purchases and sales of portfolio investments for the Subject Assets;

  (d) give instructions to the Subject Funds' custodian concerning the delivery of securities and transfer of cash for the Subject Funds;

  (e) maintain and preserve the records relating to its activities hereunder required by the 1940 Act to be maintained and preserved by the Trust;

  (f) at the close of business each day, provide JHLICO and the custodian with copies of trade tickets for each transaction effected for the Subject Funds, and promptly forward to the custodian copies of all brokerage or dealer confirmations;

  (g) as soon as practicable following the end of each calendar month, provide JHLICO with written statements showing all transactions effected for the Subject Funds during the month, a summary listing all investments held in the Subject Funds as of the last day of the month, and such other information as JHLICO may reasonably request in connection with the accounting services that JHLICO provides for the Subject Funds;

  (h) subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Funds in accordance with Advisers' proxy voting policy as most recently supplied to JHLICO, or in such other manner as JHLICO and Advisers may reasonably agree upon from time to time; and


                                     B-3-4

  (i) provide timely information to JHLICO and the Trust concerning Advisers and its activities hereunder in connection with the Subject Funds to assure accurate disclosure of such matters (including information necessary to make the statements not misleading) in any Prospectus, Statement of Additional Information or registration statement of the Trust or JHLICO, or in any sales literature or materials for the sale or distribution of the Trust's shares, it being understood that JHLICO and the Trust shall otherwise be solely responsible for the accuracy of such documents.

  On its own initiative, Advisers will apprise JHLICO and the Trust of important economic developments materially affecting the marketplace or the Subject Funds, and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose. Advisers will also make its personnel available in Boston or other reasonable locations as often as quarterly to discuss the Subject Funds and Advisers' management thereof, to educate JHLICO sales personnel with respect thereto (in such manner and format as the parties reasonably agree upon from time to time), and for such other purposes as the Trust or JHLICO may reasonably request.

  The Trust and JHLICO will provide timely information to Advisers regarding such matters as purchases and redemptions of shares in the Subject Funds and the cash requirements of, and cash available for investment in, the Subject Funds. JHLICO will timely provide Advisers with copies of monthly accounting statements for the Subject Funds, and such other information (including, without limitation, reports concerning the classification of portfolio securities of the Subject Funds for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817) as may be reasonably necessary or appropriate in order for Advisers to perform its responsibilities hereunder.

  Advisers shall have no duty or obligation to the Trust or to JHLICO, and shall not be expected or responsible to perform any service or function with respect thereto, except as is expressly stated in this Agreement.

3. Allocation of Expenses.

  Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees to assume the expense of:

  (i) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

  (ii) custodian fees and expenses;

  (iii) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and

  (iv) interest payable on the Trust's borrowings.

Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

4. Sub-Advisory Fees.

  For all of the services rendered with respect to the Subject Funds as herein provided, JHLICO shall pay to Advisers a fee (for the payment of which the Trust shall have no obligation or liability), based on the Current Net Assets (as defined below) of the Subject Funds, as set forth in Schedule I attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to a Subject Fund during any calendar month, the fee with respect to such Fund accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean a Subject Fund's net assets as of the most recent preceding day for which that Subject Fund's net assets were determined by the Subject Fund's Custodian or by the Subject Fund's administrator, as the case may be.

                                     B-3-5

5. Fund Transactions.

  In connection with the investment and reinvestment of the assets of a Subject Fund, Advisers is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Fund. Advisers shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Fund and its shareholders, Advisers shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Fund or to the Advisers, and who charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. Advisers shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

  Advisers will not receive any tender offer solicitation fees or similar payments in connection with the tender of investments of any Fund.

6. Ownership of Information, Records, and Confidentiality.

  The Trust shall own and control all records maintained hereunder by Advisers on the Trust's behalf and, in the event of termination of this Agreement with respect to any Subject Fund for any reason, upon request of the Trust or its designee, all records relating to that Fund shall be promptly returned to the Trust, free from any claim or retention of rights by Advisers, provided that (subject to the last paragraph of this Section 6) Advisers may retain copies of such records. Advisers also agrees, upon request of the Trust, promptly to surrender such books and records or, at its expense, copies thereof, to the Trust or make such books and records available for audit or inspection by representatives of regulatory authorities or other persons reasonably designated by the Trust. Advisers further agrees that with respect to its activities hereunder, it shall maintain, prepare and preserve such books and records as are required in accordance with the 1940 Act and rules thereunder, including but not limited to Rules 31a-1 and 31a-2, and supply all information requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with. Advisers shall supply the Board of Trustees and officers of the Trust and JHLICO with all statistical information regarding investments which is reasonably required by them and reasonably available to Advisers.

  Advisers shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Trust has authorized such disclosure, or (after reasonable notice to the Trust) if such disclosure is expressly requested by applicable federal or state regulatory authorities.

7. Liability; Standard of Care.

  No provision of this Agreement shall be deemed to protect Advisers against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. No provision of this Agreement shall be deemed to protect JHLICO against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Investment Management Agreement. Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance his duties or the reckless disregard of his obligations and duties. Advisers shall employ only qualified personnel to manage a Subject Fund; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) use due care to comply with the investment policies, guidelines and restrictions of each Subject Fund and with the provisions of the Trust's Declaration of Trust, Bylaws, prospectus and statement of additional information; shall manage each

                                     B-3-6

Subject Fund (subject to the receipt of, and based upon the information contained in, periodic reports from JHLICO or the custodian concerning the classification of Fund securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act at all times in the best interests of the Trust; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. However, Advisers shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

8. Duration and Termination of this Agreement.

  (a) Duration. This Agreement shall become effective with respect to a Subject Fund described in paragraph 1(a) hereof on the later of (i) the date of approval of this Agreement by shareholders of that Fund and (ii) the date hereof; and, with respect to any additional Subject Fund described in paragraph 1(b) hereof, on the date of receipt by the Trust of notice from Advisers in accordance with said paragraph that it is willing to serve with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect with respect to a Subject Fund described in paragraph 1(a) hereof for two years from the effective date with respect to that Fund and, with respect to each additional Subject Fund described in paragraph 1(b) hereof, until two years following the date on which such Fund becomes a Subject Fund hereunder, and shall continue in full force and effect thereafter with respect to each Subject Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of such Fund, and (b) in either event by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

  (b) Termination. This Agreement may be terminated with respect to any Subject Fund at any time, without payment of any penalty, by vote of the trustees of the Trust or by vote of a majority of the outstanding shares of such Fund, by Advisers on at least sixty days' written notice to the Trust and JHLICO, or by JHLICO on at least sixty days' written notice to the Trust and Advisers.

  (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (other than as permitted pursuant to Section 15 below) or if the Investment Management Agreement is terminated.

9. Services not Exclusive; Use of Advisers' Name and Logo.

  (a) The services of Advisers to the Trust are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of Advisers and of its subsidiaries and affiliates may continue to engage in providing Fund management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

  (b) The parties agree that the name "Capital Guardian Trust Company", the names of the Advisers' affiliates within The Capital Group Companies, Inc. as listed on Schedule II to this Agreement, and any logo or

                                     B-3-7
trade or service mark (including but not limited to the American Funds Group of mutual funds) (collectively referred to as the "Protected Information"), are the valuable property of the Advisers and its affiliates. The Trust and JHLICO shall have the right to use the Protected Information provided that, prior to distribution of any materials which refer to Advisers or the Protected Information, JHLICO shall consult with Advisers and shall furnish to Advisers a copy of such materials. Advisers agrees to cooperate with JHLICO and to review such materials promptly. JHLICO shall not distribute such materials if Advisers reasonably objects in writing, within five (5) business days of its receipt of such copy (or such other time as may be mutually agreed), to the manner in which its name and the Protected Information are used.

10. Avoidance of Inconsistent Position.

  In connection with the purchase and sale of portfolio securities of a Subject Fund, Advisers and its directors, officers and employees will not act as principal or agent or receive any commission. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Fund with those for other accounts by Advisers or its affiliates, if orders are allocated in a manner deemed equitable by Advisers among the accounts and at a price approximately averaged.

11. Amendment.

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing agreed to by the parties hereto. Additionally, no amendment of this Agreement shall be effective with respect to any Fund until approved specifically by (a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of that Fund, and (b) by vote of a majority of those trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12. Limitation of Liability.

  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of the Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.

13. Notices

  Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISERS:       Capital Guardian Trust Company
                333 South Hope Street
                Los Angeles, CA 90072
                Attn: Treasurer
                Fax #: (213) 486-9218

JHLICO:         John Hancock Life Insurance Company
                200 Clarendon Street
                P.O. Box 111
                Boston, MA 02117
                Attention: Raymond F. Skiba
                Fax #: 617-572-4953

                                     B-3-8

TRUST:
                John Hancock Variable Series Trust I
                200 Clarendon Street
                P.O. Box 111
                Boston, MA 02117
                Attention: Raymond F. Skiba
                Fax #: 617-572-4953

14. Governing Law.

  This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

15. Assignment.

  This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

Attest:                                   John Hancock Variable Series Trust I

_____________________________________     By: _________________________________
                                            Title:

                                          John Hancock Life Insurance Company

Attest:

_____________________________________     By: _________________________________
                                            Title:

                                          Capital Guardian Trust Company

Attest:

_____________________________________     By: _________________________________
                                            Title:

                                     B-3-9

                                   SCHEDULE I

                                      FEES

Current Net Assets Under Management            Sub-Advisory Fee
-----------------------------------            ----------------
For the Small Cap Fund:
  On the first $150 million................... 65 basis points (0.65%) per annum
  On the next $150 million.................... 50 basis points (0.50%) per annum
  On the next $200 million.................... 40 basis points (0.40%) per annum
  On amounts over $500 million................ 35 basis points (0.35%) per annum
For the Global Balanced Fund:
  On the first $150 million................... 65 basis points (0.65%) per annum
  On the next $150 million.................... 55 basis points (0.55%) per annum
  On the next $200 million.................... 40 basis points (0.40%) per annum
  On amounts over $500 million................ 35 basis points (0.35%) per annum
For the Global Bond Fund:
  On the first $150 million................... 40 basis points (0.40%) per annum
  On the next $150 million.................... 35 basis points (0.35%) per annum
  On the next $200 million.................... 30 basis points (0.30%) per annum
  On amounts over $500 million................ 25 basis points (0.25%) per annum

                                     B-3-10

                                  SCHEDULE II

              The Capital Group Companies, Inc. and its Affiliates

  1. AFD      American Funds Distributors, Inc.
  2. AFS      American Funds Service Company
  3. CGC      The Capital Group Companies, Inc.
  4. CGII     Capital Group International, Inc.
  5. CGRI     Capital Group Research, Inc.
  6. CGCI     Capital Guardian (Canada), Inc.
  7. CGRC     Capital Guardian Research Company
  8. CGTC     Capital Guardian Trust Company
  9. CGTN     Capital Guardian Trust Company, a Nevada Corporation
 10. CIAC     Capital International Advisory Company S.A.
 11. CIACFMC  Capital International All Countries Fund Management Company S.A.
 12. CIEFMC   Capital International Europe Fund Management Company
              Capital International Global Small Cap Fund Management Company
 13. CIGSMC   S.A.
 14. CII      Capital International, Inc.
 15. CIKK     Capital International K.K.
 16. CIKFMC   Capital International Kokusai Fund Management Company S.A.
 17. CIL      Capital International Limited
 18. CIL-B    Capital International Limited (Bermuda)
 19. CIMC     Capital International Management Company S.A.
 20. CIRI     Capital International Research, Inc.
 21. CISA     Capital International S.A.
 22. CMS      Capital Management Services, Inc.
 23. CRC      Capital Research Company
 24. CRMC     Capital Research and Management Company
 25. CSR      Capital Strategy Research, Inc.
 26. CIHACFMC CIHAC Fund Management Company S.A.

                                     B-3-11

                                                                     Appendix C

          PROPOSALS 1C, 2C, 3B and 4B--SUMMARY OF CURRENT INVESTMENT
                             MANAGEMENT AGREEMENTS

  The current investment management agreements between the Trust and John Hancock are summarized below.

  Pursuant to the investment management agreements, John Hancock advises each Fund in connection with policy decisions; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; and supervises activities of the Fund's sub-investment manager(s), if any.

  For its investment management and advisory services, John Hancock is paid a fee by each Fund at a specified rate that will vary by Fund.

  The investment management agreements also provide that for any fiscal year in which the normal operating costs and expenses of Fund, exclusive of its investment advisory fees, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Fund's average daily net assets, John Hancock will reimburse the Fund promptly after the end of the fiscal year in an amount equal to such excess.

  Under the investment management agreements, John Hancock also pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. The Trust bears all of its expenses not specifically assumed by John Hancock. These include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, advisory fees, the compensation of unaffiliated Trustees, the cost of the Trust's fidelity bond, the cost of printing and distributing to Shareholders the Trust's annual and semi-annual reports, the cost of printing, distributing to Shareholders, and tabulating proxy materials, compensation paid for certain accounting, valuation and compliance services, legal fees and expenses, any securities registration expenses, any organizational expenses, association dues and any other expenses related to the Trust's operations.

  John Hancock also indemnifies each member of the Board of Trustees against losses by reason of failure (other than through willful misfeasance, bad faith, gross negligence or reckless disregard of duties) to take any action relating to the investment or reinvestment of assets in the Trust, including failure to seek or retain investment advice or management in addition to or in place of that provided by John Hancock or the sub-investment managers.

  Unless modified or terminated, the investment management agreement will continue with respect to the Fund from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the Board of Trustees who are not interested persons of JHVLICO, John Hancock or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of the Fund. The investment management agreement also provides that it may, on 60 days' notice, be terminated at any time without penalty by the Board of Trustees, by majority vote of the outstanding voting shares of the Fund, or by John Hancock. The investment management agreement automatically terminates in the event of its assignment.

                                                                   Appendix C-1

                       PROPOSAL 2F--GROWTH & INCOME FUND

 INVESTMENT POLICIES CONCERNING THE GROWTH & INCOME FUND AND FINANCIAL FUTURES

  The current version of fundamental policies (3)(A) and 3(C) of the Trust is set forth below. The proposed version of fundamental policy 3(D) assumes that proposals for the Large Cap Growth and Real Estate Equity Funds to invest in financial futures will be voted on and approved at a September 28, 2000 shareholder meeting.

Current

  As a matter of fundamental policy, no Fund will:

  (3) Invest in commodities or in commodity contracts or in puts, calls or a combination of both, except that

    (A) the Managed, Aggressive Balanced, Equity Index, Large Cap Value, American Leaders Large Cap Value, Large Cap Growth, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Mid Cap Value, Mid Cap Growth, Fundamental Growth, Mid Cap Blend, Small/Mid Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Core Bond, Bond Index, Global Bond, and High Yield Bond Funds may

      (i) write call options on, and purchase put options covered by, securities held by them and purchase and sell options to close out positions thus established, provided that no such covered call or put option position will be established in the Large Cap Growth Fund if more than one-third of the Fund's total assets would immediately thereafter be subject to such call and put options,

      (ii) purchase options on stock indexes and write such options to close out positions previously established, and

      (iii) enter into financial futures contracts or purchase options on such contracts, and effect offsetting transactions to close out such positions previously established; provided that, (a) as to the Large Cap Value, Large Cap Growth, Mid Cap Value, and Small Cap Value Funds, no position in financial futures, options thereon or options on securities indexes will be established if, immediately thereafter, the then-current aggregate value of all securities owned or to be acquired by the Fund which are hedged by such instruments exceeds one-third of the value of its total assets and (b) as to such Funds, and as to the Equity Index and International Opportunities Funds, no futures position or position in options on futures will be established if, immediately thereafter, the total of the initial margin deposits required by commodities exchanges with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the Fund's total assets;

                                     * * *

    (C) the Managed, Aggressive Balanced, Mid Cap Growth, American Leaders Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds may, in addition to the activities permitted in (A) and (B) above,

      (i) write put and call options on securities and market indexes, if such positions are covered by other securities or outstanding put and call positions of the Fund, and purchase put and call options to close out any positions thus established, and

      (ii) enter into futures contracts on securities or market indexes, or purchase or write put or call options on such futures contracts, for hedging or speculative (non-hedging) purposes, and enter into offsetting transactions to close out any positions thus established; provided that none of these Funds

                                     C-1-1
    may purchase, sell or write such futures or options other than for bona fide hedging purposes if immediately thereafter the Fund's margin deposits on such non-hedging positions, plus the amount of premiums paid for outstanding options on futures contracts that are not for bona fide hedging purposes (less any amount by which any such option is "in the money" at the time of purchase) exceeds 5% of the market value of the Fund's net assets;

  (D) The Active Bond and Core Bond Funds may enter into futures contracts and purchase or write options thereon to the same extent as is permitted in
  (C), above, with respect to the Funds listed therein;

                                     * * *

Proposed (new text is in italics, deleted text is in [brackets]):

  As a matter of fundamental policy, no Fund will:

  (3) Invest in commodities or in commodity contracts or in puts, calls or a combination of both, except that

                                     * * *

  (D) The Large Cap Growth, Active Bond and Core Bond Funds may enter into futures contracts and purchase or write options thereon to the same extent as is permitted in (C), above, with respect to the Funds listed therein and the Growth & Income and Real Estate Equity [Fund]Funds may enter into futures contracts and purchase or write options thereon to the same extent as is permitted in (A)(iii) and (C)(ii) above;

                                     * * *

                                     C-1-2

                                                                     Appendix D

                 JOHN HANCOCK AND THE SUB-INVESTMENT MANAGERS

John Hancock

  John Hancock, John Hancock Place, Boston, Massachusetts 02117, is a life insurance company chartered in Massachusetts in 1862. It is authorized to transact a life insurance and annuity business in all fifty states. John Hancock began selling variable annuity contracts in 1971 and variable life insurance policies in 1993. John Hancock acts as "principal underwriter" of the Trust's shares pursuant to an Underwriting and Administrative Services Agreement, dated January 17, 1986, to which John Hancock and the Trust are parties. Under the Agreement, John Hancock collects no additional charges or commissions in connection with its duties as principal underwriter.

  John Hancock is managed by its Board of Directors. The business address of all Directors and Executive Officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

  The Directors and Executive Officers of John Hancock are as follows:

Directors                Principal Occupation
---------                --------------------
Stephen L. Brown........ Chairman of the Board, John Hancock

David F. D'Alessandro... President and Chief Executive Officer, John Hancock

Foster L. Aborn......... Director, formerly Vice Chairman of the Board and Chief
                          Investment Officer, John Hancock

Samuel W. Bodman........ Chairman of the Board and Chief Executive Officer, Cabot
                          Corporation (chemicals)

I. MacAllister Booth.... Retired Chairman of the Board and Chief Executive
                          Officer, Polaroid Corporation (photographic products)

Wayne A. Budd........... Executive Vice President and General Counsel-elect, John
                          Hancock

John M. Connors, Jr..... Chairman and Chief Executive Officer and Director, Hill,
                          Holliday, Connors, Cosmopoulos, Inc. (advertising).

Robert E. Fast.......... Senior Partner, Hale and Dorr (law firm).

Kathleen F. Feldstein... President, Economic Studies, Inc. (economic consulting).

Nelson S. Gifford....... Principal, Fleetwing Capital Management (financial services)

Michael C. Hawley....... Chairman and Chief Executive Officer, The Gillette
                          Company (razors, etc.)

Edward H. Linde......... President and Chief Executive Officer, Boston Properties,
                          Inc. (real estate)

Judith A. McHale........ President and Chief Operating Officer, Discovery
                          Communications, Inc. (multimedia communications)

E. James Morton......... Director, formerly Chairman of the Board and Chief
                          Executive Officer, John Hancock

Richard F. Syron........ Chairman of the Board, President and Chief Executive
                          Officer, Thermo Electron Corp. (scientific and
                          industrial instruments)

Robert J. Tarr, Jr...... Former President, Chief Executive Officer and Chief
                          Operations Officer, Harcourt General, Inc. (publishing)

Other Executive Officers  Principal Occupation
------------------------  --------------------
Thomas E. Moloney........ Chief Financial Officer

Richard S. Scipione...... General Counsel

Derek Chilvers........... Chairman and Chief Executive Officer of John Hancock
                           International Holdings, Inc.

John M. DeCiccio......... Executive Vice President and Chief Investment Officer

Maureen R. Ford.......... President, Broker-Dealer Distribution and Financial
                           Advisory Network

Kathleen M. Graveline.... Executive Vice President--Retail

Barry J. Rubenstein...... Vice President, Counsel and Secretary

  The following employees of John Hancock (or an affiliate) are also Directors or principal officers of the John Hancock Variable Series Trust I:

Michele G. Van Leer...... Chairman of the Board of Trustees of the Trust

Thomas J. Lee............ Vice Chairman of the Board of Trustees of the Trust

Raymond F. Skiba......... Treasurer of the Trust

Karen Q. Visconti........ Secretary of the Trust

Jude Curtis.............. Compliance Officer of the Trust

Capital Guardian Trust Company

  Capital Guardian's Board of Directors and executive officers are as follows:

Name                  Affiliations Within Last Two Years
----                  ----------------------------------
Timothy D. Armour.... Director, Capital Guardian Trust Company, Capital
                       Research and Management Company and Capital Management
                       Services, Inc.; Chairman and Chief Executive Officer,
                       Capital Research Company.

Donnalisa Barnum..... Senior Vice President, Capital Guardian Trust Company;
                       Vice President, Capital International, Inc. and Capital
                       International Limited.

Andrew F. Barth...... Director, Capital Guardian Trust Company and, Capital
                       Research and Management Company; Director and Research
                       Director, Capital International Research, Inc.;
                       President, Capital Guardian Research Company; Formerly
                       Director and Executive Vice President, Capital Guardian
                       Research Company.

Michael D. Beckman... Director, Senior Vice President and Treasurer, Capital
                       Guardian Trust Company; Director, Capital Guardian Trust
                       Company of Nevada; Treasurer, Capital International
                       Research, Inc. and Capital Guardian Research Company;
                       Director and Treasurer, Capital Guardian (Canada), Inc.;
                       Formerly Chairman and Director, Capital International
                       Asia Pacific Management Company.

Michael A. Burik..... Senior Counsel, The Capital Group Companies, Inc.; Senior
                       Vice President, Capital Guardian Trust Company.

Elizabeth A. Burns... Senior Vice President, Capital Guardian Trust Company.

Name                     Affiliations Within Last Two Years
----                     ----------------------------------
Larry P. Clemmensen..... Director, Capital Guardian Trust Company and American
                          Funds Distributors, Inc.; Chairman and Director,
                          American Funds Service Company; Director and President,
                          The Capital Group Companies, Inc. and Capital Management
                          Services, Inc.; Senior Vice President and Director,
                          Capital Research and Management Company, Treasurer,
                          Capital Strategy, Inc.

Kevin G. Clifford....... Director and President, American Funds Distributors,
                          Inc.; Director, Capital Guardian Trust Company

Roberta A. Conroy....... Senior Vice President, Director and Counsel, Capital
                          Guardian Trust Company; Senior Vice President and
                          Secretary, Capital International, Inc.; Assistant
                          General Counsel, The Capital Group Companies, Inc.,
                          Secretary, Capital Guardian International, Inc.;
                          Formerly, Secretary, Capital Management Services, Inc.

Jon B. Emerson.......... Senior Vice President, Capital Guardian Trust Company;
                          Director, Capital Guardian Trust Company, a Nevada
                          Corporation

Michael Ericksen........ Director and Senior Vice President, Capital Guardian
                          Trust Company; Director and Senior Vice President,
                          Capital International Limited

David I. Fisher......... Vice Chairman and Director, Capital International, Inc.,
                          Capital International Limited and Capital International
                          K.K.; Chairman and Director, Capital International S. A.
                          and Capital Guardian Trust Company; Director and
                          President, Capital International Limited (Bermuda);
                          Director, The Capital Group Companies, Inc., Capital
                          International Research, Inc., Capital Group Research,
                          Inc. and Capital Research and Management Company.

Richard N. Havas........ Senior Vice President, Capital Guardian Trust Company,
                          Capital International, Inc. and Capital International
                          Limited; Director and Senior Vice President, Capital
                          International Research, Inc.; Director and Senior Vice
                          President Capital Guardian (Canada), Inc.

Frederick M. Hughes,     Senior Vice President, Capital Guardian Trust Company.
 Jr.....................

William H. Hurt......... Director and Senior Vice President, Capital Guardian
                          Trust Company; Chairman and Director, Capital Guardian
                          Trust Company, a Nevada Corporation and Capital Strategy
                          Research, Inc.; Formerly, Director, The Capital Group
                          Companies, Inc.

Peter C. Kelly.......... Senior Vice President, Capital Guardian Trust Company;
                          Assistant General Counsel, The Capital Group Companies,
                          Inc.; Director and Senior Vice President, Capital
                          International, Inc.

Robert G. Kirby......... Chairman Emeritus, Capital Guardian Trust Company; Senior
                          Partner, The Capital Group Companies, Inc.

Nancy J. Kyle........... Director and Senior Vice President, Capital Guardian
                          Trust Company; President and Director, Capital Guardian
                          (Canada), Inc.

Karin L. Larson......... Director, The Capital Group Companies, Inc., Capital
                          Group Research, Inc., Capital Guardian Trust Company,
                          Director and Chairman, Capital Guardian Research Company
                          and Capital International Research, Inc., Formerly,
                          Director and Senior Vice President, Capital Guardian
                          Research Company.

Name                      Affiliations Within Last Two Years
----                      ----------------------------------
D. James Martin.........  Director, Capital Guardian Trust Company, and Director
                           and Senior Vice President of Capital International
                           Research Inc.

James R. Mulally........  Director and Senior Vice President, Capital Guardian
                           Trust Company; Senior Vice President, Capital
                           International Limited; Vice President, Capital Research
                           Company; Formerly, Director, Capital Guardian Research
                           Company.

Shelby Notkin...........  Senior Vice President, Capital Guardian Trust Company;
                           Director, Capital Guardian Trust Company, a Nevada
                           Corporation.

Mary M. O'Hern..........  Senior Vice President, Capital Guardian Trust Company and
                           Capital International Limited; Vice President, Capital
                           International, Inc.

Jeffrey C. Paster.......  Senior Vice President, Capital Guardian Trust Company.

Robert V. Pennington....  Senior Vice President, Capital Guardian Trust Company;
                           President and Director Capital Guardian Trust Company, a
                           Nevada Corporation Company.

Jason M. Pilalas........  Director, Capital Guardian Trust Company; Senior Vice
                           President and Director, Capital International Research,
                           Inc.; Formerly, Director and Senior Vice President,
                           Capital Guardian Research Company.

George L. Romine, Jr. ..  Senior Vice President, Capital Guardian Trust Company

Robert Ronus............  Director and President, Capital Guardian Trust Company;
                           Chairman and Director, Capital Guardian (Canada), Inc.,
                           Director, Capital International, Inc. and Capital
                           Guardian Research Company; Senior Vice President,
                           Capital International, Inc.; Capital International
                           Limited and Capital International S.A.; Formerly,
                           Chairman, Capital Guardian International Research
                           Company and Director, Capital International, Inc.

James F. Rothenberg.....  Director, American Funds Distributors, Inc., American
                           Funds Service Company, The Capital Group Companies,
                           Inc., Capital Group Research, Inc., Capital Guardian
                           Trust Company and Capital Management Services, Inc.;
                           Director and President, Capital Research and Management,
                           Inc.; Formerly, Director of Capital Guardian Trust
                           Company, a Nevada Corporation, and Capital Research
                           Company.

Theodore R. Samuels.....  Director and Senior Vice President, Capital Guardian
                           Trust Company; Director, Capital International Research,
                           Inc.; Formerly, Director, Capital Guardian Research
                           Company

Lionel A. Sauvage.......  Director and Senior Vice President, Capital Guardian
                           Trust Company; Vice President, Capital International
                           Research, Inc.; Formerly, Director, Capital Guardian
                           Research Company.

John H. Seiter..........  Director and Executive Vice President, Capital Guardian
                           Trust Company; Senior Vice President, Capital Group
                           International, Inc.; and Vice President, The Capital
                           Group Companies, Inc.

Eugene P. Stein.........  Director and Executive Vice President, Capital Guardian
                           Trust Company; Formerly, Director, Capital Guardian
                           Research Company.

Name                      Affiliations Within Last Two Years
----                      ----------------------------------
Phil A. Swan............. Senior Vice President, Capital Guardian Trust Company.

Shaw B. Wagener.......... Director, Capital Guardian Trust Company, Capital
                           International Asia Pacific Management Company S.A.,
                           Capital Research and Management Company and Capital
                           International Management Company S.A.; President and
                           Director, Capital International, Inc.; Senior Vice
                           President, Capital Group International, Inc.

Joanne Weckbacher........ Senior Vice President, Capital Guardian Trust Company.

Eugene M. Waldron........ Senior Vice President, Capital Guardian Trust Company.

  The business address of all directors and executive officers is One Market, Steuart Tower, San Francisco, California 94105.

  The following table contains information concerning registered funds sub-advised by Capital Guardian that have investment objectives similar to those of the Managed Fund:

Name                                Fee Schedule*             Assets at 3/31/00
----                                ------------------------  -----------------
American General Balanced Fund..... First $25 million  0.550%   $ 13,063,736
                                    Next $25 million   0.400%
                                    Over $50 million   0.200%

Manulife--Income and Value Trust... First $500 million 0.350%   $610,093,773
                                    Over $500 million  0.300%

--------
* Fees may vary between accounts due to the level of services that may be provided by Capital Guardian or its affiliates.

  The following table contains information concerning registered funds sub-advised by Capital Guardian that have investment objectives similar to those of the Small Cap Value Fund:

Name                                Fee Schedule*             Assets at 3/31/00
----                                ------------------------  -----------------
Pacific Select Fund................ First $30 million  0.500%   $611,234,435
                                    Next $30 million   0.400%
                                    Over $60 million   0.300%

Manulife--Small Cap Blend Trust.... On all assets      0.550%   $ 90,057,029

GCG Trust--Small Cap Services...... First $500 million 0.550%   $514,239,047
                                    Over $500 million  0.350%

--------
* Fees may vary between accounts due to the level of services that may be provided by Capital Guardian or its affiliates.

  Capital Guardian does not currently sub-advise any registered funds that are comparable to the Global Balanced Fund or the Global Bond Fund.

Independence Investment Associates, Inc.

  IIA's Board of Directors and executive officers are as follows:

Name                     Title and Principal Occupation
----                     ------------------------------
Mark C. Lapman.......... Chairman of the Board and President, IIA

Stephen L. Brown........ Director of IIA; Chairman of the Board, John Hancock Life
                          Insurance Company

John M. DeCiccio........ Director of IIA; Executive Vice President and Chief
                          Investment Officer, John Hancock Life Insurance Company

Kathleen M. Graveline... Director of IIA; Executive Vice President--Retail, John
                          Hancock Life Insurance Company

Klaus O. Shigley........ Director of IIA; Vice President--GSFP, John Hancock Life
                          Insurance Company

Gregory P. Winn......... Director of IIA; Vice President and Treasurer, John
                          Hancock Life Insurance Company

John F. DeSantis........ Executive Vice President, IIA

John S. Montgomery...... Executive Vice President, IIA

Miriam F. Cooper........ Senior Vice President and Chief Operating Officer, IIA

  The business address for Messrs. Lapman, DeSantis and Montgomery and for Ms. Cooper is 53 State Street, Boston, Massachusetts 02109. The business address of the other directors is John Hancock Life Insurance Company, John Hancock Place, Boston, Massachusetts 02117.

  The following table contains information concerning funds subadvised by IIA that have investment objectives similar to those of the Managed Fund or the Growth & Income Fund:

Name                      Investment Objective          Fee Schedule                    Assets at 6/30/00
----                      --------------------          ------------                    -----------------
John Hancock Core Equity  Above-average total return    .407% of assets                   $988,752,763
 Fund                      (capital appreciation plus
                           income)

John Hancock              Above-average total return,   .40% of assets                    $417,010,980
 Independence              consisting of capital
 Diversified Core Equity   appreciation and income
 Fund II

John Hancock Declaration  Above-average total return    .385% of assets                   $ 44,095,542
 Funds VA. Core Equity     (capital appreciation plus   (waived until April 30, 2001)
 Fund                      income)

John Hancock Variable     Long-term growth in income    .325% on the first $250 million   $ 14,749,670
 Series Trust I            and capital                  .275% on the next $250 million
 Aggressive Balanced                                    .25% above $500 million
 Fund

Name                     Investment Objective          Fee Schedule                  Assets at 6/30/00
----                     --------------------          ------------                  -----------------
John Hancock             Above-average total return    .352% of assets                 $ 61,691,550
 Independence Balanced    through capital
 Fund                     appreciation and income

American AAdvantage      Income and capital            .60% on the first $25 million   $144,798,492
 Balanced Mileage Fund*   appreciation                 .50% on the next $25 million
                                                       .35% on the next $50 million
                                                       .25% on the next $50 million
                                                       .20% on the balance of assets

--------
* The investment strategy for the equity portfolio of this fund differs materially from that of the Growth & Income Fund.

John Hancock Advisers, Inc.

  Advisers' Board of Directors and executive officers are as follows:

Name                   Title and Principal Occupation
----                   ------------------------------
Stephen L. Brown       Chairman of the Board of Advisers; Chairman of the Board,
                        John Hancock Life Insurance Company

Maureen R. Ford        Vice Chairman, President and Chief Executive Officer of
                        Advisers; President, Broker-Dealer Distribution and
                        Financial Advisory Network, John Hancock Life Insurance
                        Company

David F. D'Alessandro  Director of Advisers; President and Chief Executive
                        Officer, John Hancock Life Insurance Company

John M. DeCiccio       Director of Advisers; Executive Vice President and Chief
                        Investment Officer, John Hancock Life Insurance Company

David A. King          Director of Advisers; Senior Vice President, John Hancock
                        Life Insurance Company

Mark C. Lapman         Director of Advisers; Chairman of the Board and
                        President, IIA

Jeanne M. Livermore    Director of Advisers; Senior Vice President, John Hancock
                        Life Insurance Company

Thomas E. Moloney      Director of Advisers; Chief Financial Officer, John
                        Hancock Life Insurance Company

Richard S. Scipione    Director of Advisers; General Counsel, John Hancock Life
                        Insurance Company

Robert H. Watts        Director of Advisers; Senior Vice President, John Hancock
                        Life Insurance Company

Osbert M. Hood         Executive Vice President, Chief Financial Officer &
                        Treasurer of Advisers

William L. Braman      Executive Vice President & Chief Investment Officer of
                        Advisers

James V. Bowhers       Executive Vice President of Advisers

James K. Ho            Executive Vice President of Advisers

James K. Schmidt       Executive Vice President of Advisers

John F. Snyder, III    Executive Vice President of Advisers

Susan S. Newton        Vice President & Secretary of Advisers

  The business address for the directors and executive officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

  The following table contains information concerning funds advised or subadvised by Advisers that have investment objectives similar to those of the Active Bond Fund:

                                                                 Assets at
Name                                   Fee Schedule*             6/30/00
----                                   ------------------------- --------------
John Hancock Sovereign Bond Fund--     First $1.5 billion 0.500% $1,386,858,210
 John Hancock Bond Fund Series         Next $0.5 billion  0.450%
                                       Next $0.5 billion  0.400%
                                       Over $2.5 billion   0.35%

John Hancock Institutional Trust--     First $1.5 billion 0.500% $    5,888,359
 John Hancock Active Bond Fund Series  Over $1.5 billion  0.450%

John Hancock Declaration Trust--V.A.                             $   16,563,727
 Bond Fund (1)                         All amounts        0.500%

Closed End Funds:

John Hancock Investors Trust (2)       First $150 million 0.650% $  166,704,728
                                       Next $ 50 million  0.375%
                                       Next $100 million  0.350%
                                       Over $300 million  0.300%

John Hancock Income Securities Trust   First $150 million 0.650% $  174,104,998
 (3)                                   Next $ 50 million  0.375%
                                       Next $100 million  0.350%
                                       Over $300 million  0.300%

--------

(1) Advisers has agreed to temporarily limit other expenses of the Fund to 0.25% of the Fund's average daily assets.
(2) Advisers reimburses this Trust for other expenses over 1% of average weighted net assets/year (1.5% under $30 million)
(3) Advisers reimburses this Trust for other expenses over 1% of average weighted net assets/year (1.5% under $30 million)

Putnam Investment Management, Inc.

  Putnam's Board of Directors and executive officers are as follows:

Name                                       Principal Occupation
----                                       --------------------
Lawrence J. Lasser........................ President and Director
Kathleen M. Collman....................... Senior Managing Director
Karnig H. Durgarian....................... Senior Managing Director
Irene M. Esteves.......................... Senior Managing Director
Ian C. Ferguson........................... Senior Managing Director
Stephen M Oristaglio...................... Senior Managing Director
Gordon H. Silver.......................... Senior Managing Director and Director
Steven Spiegel............................ Senior Managing Director

  The business address for the directors and executive officers of Putnam is One Post Office Square, Boston, Massachusetts 02109.

  The following table contains information concerning funds advised by Putnam that have investment objectives similar to those of the Growth & Income Fund:

Putnam Funds                      Fee Schedule*             Assets at 6/30/00
------------                      ------------------------- -----------------
Putnam Investors Fund (Putnam     First $500 million 0.650% $14,976.3 million
 Retail Mutual Fund)              Next $500 million  0.550%
                                  Next $500 million  0.500%
                                  Next $5 billion    0.450%
                                  Next $5 billion    0.425%
                                  Next $5 billion    0.405%
                                  Next $5 billion    0.390%
                                  Next $5 billion    0.380%
                                  Next $5 billion    0.370%
                                  Next $5 billion    0.360%
                                  Next $5 billion    0.350%
                                  Thereafter         0.340%
Putnam Growth Fund ** (Incubated  First $500 million 0.700% $     4.5 million
 Putnam Retail Mutual Fund)       Next $500 million  0.600%
                                  Next $500 million  0.550%
                                  Next $5 billion    0.500%

--------
 * Putnam provides additional services to these funds in addition to portfolio management so that fees may not be directly comparable.
** This Fund is subject to a temporary expense limitation of 1% per annum.
   Putnam will waive its management fee and reimburse this Fund to the extent necessary to meet the limitation. Distribution fees and extraordinary expenses are not covered by this limitation.

  The following table contains information concerning funds sub-advised by Putnam that have investment objectives similar to those of the Growth & Income
Fund:

                                                                  Assets at
Name                                  Fee Schedule                 6/30/00
----                                  ------------------------ ----------------
SunAmerica Series Trust--Putnam       First $150 million 0.50% $  850.1 million
 Growth Portfolio                     Next $150 million  0.45%
                                      Over $300 million  0.35%
Allmerica Investment Trust--Select    First $50 million  0.50% $1,254.4 million
 Growth Fund                          Next $100 million  0.45%
                                      Next $100 million  0.35%
                                      Next $100 million  0.30%
                                      Over $350 million  0.25%
Evergreen Masters Fund                All amounts        0.50% $   76.8 million
Evergreen VA Masters Fund             All amounts        0.50% $    7.1 million
Diversified Investors Growth &        First $100 million 0.30% $1,315.1 million
 Income Fund                          Over $100 million  0.20%
JNL/Putnam Growth Series              First $150 million 0.50% $  543.5 million
                                      Next $150 million  0.45%
                                      Over $300 million  0.35%
EQ/Putnam Investors Growth Portfolio  First $150 million 0.50% $  433.0 million
                                      Next $150 million  0.45%
                                      Over $300 million  0.35%
American Odyssey Core Equity Fund     All amounts        0.45% $   97.9 million

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING
INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID
ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES
FOR THE SPECIAL MEETING OF SHAREHOLDERS-OCTOBER 20, 2000-11:00 A.M. EASTERN
TIME,
197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
MANAGED FUND

     A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Friday, October 20, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal(s) on the reverse side as marked or, if not marked, to vote "FOR" the proposal(s) on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

     Thomas J. Lee and Michele G. Van Leer, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.


DATE:
Please be sure to sign and date this proxy.


Signature(s) of Shareholder(s)

Please detach at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate boxes below.

-------------------------------------------------------------------------------------------------
                                                                   FOR       AGAINST     ABSTAIN
-------------------------------------------------------------------------------------------------
1    Managed Fund:  To implement a multi-manager approach that
entails the following proposals:

     A.  To approve a new Sub-Investment Management Agreement      [_]         [_]         [_]
among the Trust, John Hancock, and Capital Guardian Trust
Company;
     B.  To approve a new Sub-Investment Management Agreement      [_]         [_]         [_]
among the Trust, John Hancock, and Independence Investment
Associates, Inc.; and
     C.  To approve an amendment to the April 12, 1988             [_]         [_]         [_]
Investment Management Agreement between the Trust and
John Hancock, reflecting an increase in the Investment
Advisory Fee.
-------------------------------------------------------------------------------------------------
1D.  Managed Fund:  To change the Fund's classification from       [_]         [_]         [_]
"diversified" to "non-diversified".
-------------------------------------------------------------------------------------------------

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING
INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID
ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES
FOR THE SPECIAL MEETING OF SHAREHOLDERS-OCTOBER 20, 2000-11:00 A.M. EASTERN
TIME,
197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
GROWTH & INCOME FUND

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Friday, October 20, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal(s) on the reverse side as marked or, if not marked, to vote "FOR" the proposal(s) on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

   Thomas J. Lee and Michele G. Van Leer, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.

DATE:
Please be sure to sign and date this proxy.


Signature(s) of Shareholder(s)

Please detach at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate boxes below.

----------------------------------------------------------------------------------------------
                                                                  FOR      AGAINST    ABSTAIN
----------------------------------------------------------------------------------------------
2  Growth & Income Fund:  To implement a multi-manager
approach that entails the following proposals:

   A.  To approve a new Sub-Investment Management Agreement       [_]        [_]        [_]
among the Trust, John Hancock, and Putnam Investment
Management, Inc.;
   B.  To approve a new Sub-Investment Management Agreement       [_]        [_]        [_]
among the Trust, John Hancock, and Independence Investment
Associates, Inc.; and
   C.  To approve an amendment to the April 12, 1988              [_]        [_]        [_]
Investment Management Agreement between the Trust and
John Hancock, reflecting an increase in the Investment
Advisory Fee.
----------------------------------------------------------------------------------------------
2D. Growth & Income Fund:  To change the Fund's                   [_]        [_]        [_]
classification from "diversified" to "non-diversified".
----------------------------------------------------------------------------------------------
2E. Growth & Income Fund:  To modify the fundamental              [_]        [_]        [_]
restrictions applicable to the Fund to permit it to invest
in securities that are subject to legal restrictions on
resale.
----------------------------------------------------------------------------------------------
2F. Growth & Income Fund:  To modify the fundamental              [_]        [_]        [_]
restrictions applicable to the Fund to permit it to invest
in financial futures.
----------------------------------------------------------------------------------------------

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING
INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID
ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES
FOR THE SPECIAL MEETING OF SHAREHOLDERS-OCTOBER 20, 2000-11:00 A.M. EASTERN
TIME,
197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
ACTIVE BOND FUND

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Friday, October 20, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal(s) on the reverse side as marked or, if not marked, to vote "FOR" the proposal(s) on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

   Thomas J. Lee and Michele G. Van Leer, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.

DATE:
Please be sure to sign and date this proxy.



Signature(s) of Shareholder(s)

Please detach at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate boxes below.

----------------------------------------------------------------------------------------------
                                                                  FOR     AGAINST    ABSTAIN
----------------------------------------------------------------------------------------------
3  Active Bond Fund: To implement the following proposals:
   A.  To approve an amendment to the May 1, 1995                 [_]       [_]        [_]
Sub-Investment Management Agreement among the Trust,
John Hancock and John Hancock Advisers, Inc.,
reflecting an increase in the Sub-Investment Advisory
Fee; and
   B.  To approve an amendment to the April 12, 1988              [_]       [_]        [_]
Investment Management Agreement between the Trust and
John Hancock, reflecting an increase in the Investment
Advisory Fee.
---------------------------------------------------------------------------------------------

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING
INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID
ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES
FOR THE SPECIAL MEETING OF SHAREHOLDERS-OCTOBER 20, 2000-11:00 A.M. EASTERN
TIME,
197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

     A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Friday, October 20, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal(s) on the reverse side as marked or, if not marked, to vote "FOR" the proposal(s) on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.


     Thomas J. Lee and Michele G. Van Leer, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.



DATE:
Please be sure to sign and date this proxy.



Signature(s) of Shareholder(s)

Please detach at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate boxes below.

-------------------------------------------------------------------------------------------
                                                         FOR       AGAINST        ABSTAIN
-------------------------------------------------------------------------------------------
4  Small Cap Value Fund: To implement the following
proposals:
   A.   To approve a new Sub-Investment Management       [_]         [_]            [_]
Agreement among the Trust, John Hancock, and Capital
Guardian Trust Company; and
   B.   To approve an amendment to the March 14, 1996    [_]         [_]            [_]
Investment Management Agreement between the Trust and
John Hancock, reflecting an increase in the Investment
Advisory Fee.
-------------------------------------------------------------------------------------------

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING
INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID
ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES
FOR THE SPECIAL MEETING OF SHAREHOLDERS-OCTOBER 20, 2000-11:00 A.M. EASTERN
TIME,
197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
GLOBAL BALANCED FUND
(FORMERLY THE INTERNATIONAL BALANCED FUND)

     A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Friday, October 20, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal(s) on the reverse side as marked or, if not marked, to vote "FOR" the proposal(s) on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.


     Thomas J. Lee and Michele G. Van Leer, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.


DATE:
Please be sure to sign and date this proxy.



Signature(s) of Shareholder(s)

Please detach at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate boxes below.

-------------------------------------------------------------------------------------------
                                                                FOR     AGAINST    ABSTAIN
-------------------------------------------------------------------------------------------
4   Global Balanced Fund (formerly the International
Balanced Fund): To implement the following proposals:
    A.  To approve a new Sub-Investment Management Agreement    [_]       [_]        [_]
among the Trust, John Hancock, and Capital Guardian Trust
Company; and
    B.  To approve an amendment to the March 14, 1996           [_]       [_]        [_]
Investment Management Agreement between the Trust and
John Hancock, reflecting an increase in the Investment
Advisory Fee.
-------------------------------------------------------------------------------------------

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING
INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID
ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES
FOR THE SPECIAL MEETING OF SHAREHOLDERS-OCTOBER 20, 2000-11:00 A.M. EASTERN
TIME,
197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
GLOBAL BOND FUND

     A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Friday, October 20, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal(s) on the reverse side as marked or, if not marked, to vote "FOR" the proposal(s) on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.


     Thomas J. Lee and Michele G. Van Leer, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.


DATE:
Please be sure to sign and date this proxy.



Signature(s) of Shareholder(s)

Please detach at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate boxes below.

------------------------------------------------------------------------------------------
                                                                  FOR    AGAINST   ABSTAIN
------------------------------------------------------------------------------------------
4    Global Bond Fund: To implement the following proposals:
     A.   To approve a new Sub-Investment Management Agreement    [_]      [_]       [_]
among the Trust, John Hancock, and Capital Guardian Trust
Company; and
     B.   To approve an amendment to the March 14, 1996           [_]      [_]       [_]
Investment Management Agreement between the Trust and
John Hancock, reflecting an increase in the Investment
Advisory Fee.
------------------------------------------------------------------------------------------